                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 881-21335

Exact name of registrant as specified in charter: Optimum Fund Trust

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: March 31

Date of reporting period: March 31, 2005

Item 1.  Reports to Stockholders


                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group


ANNUAL REPORT MARCH 31, 2005
--------------------------------------------------------------------------------
              OPTIMUM FIXED INCOME FUND
              OPTIMUM INTERNATIONAL FUND
              OPTIMUM LARGE CAP GROWTH FUND
              OPTIMUM LARGE CAP VALUE FUND
              OPTIMUM SMALL CAP GROWTH FUND
              OPTIMUM SMALL CAP VALUE FUND













[LOGO] POWERED BY RESEARCH.(SM)

TABLE
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW:

  Optimum Fixed Income Fund                                     1

  Optimum International Fund                                    6

  Optimum Large Cap Growth Fund                                10

  Optimum Large Cap Value Fund                                 14

  Optimum Small Cap Growth Fund                                18

  Optimum Small Cap Value Fund                                 22
-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                    26
-----------------------------------------------------------------
SECTOR ALLOCATION                                              28
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statements of Net Assets                                     32

  Statements of Assets and Liabilities                         57

  Statements of Operations                                     58

  Statements of Changes in Net Assets                          59

  Financial Highlights                                         62

  Notes to Financial Statements                                68

-----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                                         76
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     77
-----------------------------------------------------------------


   Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

   Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)2005 Delaware Distributors, L.P.

PORTFOLIO                                             OPTIMUM FIXED INCOME FUND
  MANAGEMENT REVIEW                                   April 5, 2005

ADVISOR
Delaware Management Company (DMC)

SUB-ADVISOR
Deutsche Investment Management Americas Inc. (DIMA Inc.)

The Federal Reserve Open Market Committee began a "measured pace" of monetary tightening during the 12-month period ended March 31, 2005 in which the federal funds target rate was raised a total of 1.75% since June 2004. During the period, two-year Treasuries picked up 2.20% in yield while 10-year Treasuries remained mostly range-bound and picked up only 0.65%.

For the 12 months ended March 31, 2005, the Fund returned 2.59% (Class A shares at net asset value with distributions reinvested), bettering its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 1.15% for the period.

The Fund seeks a high level of income and may also seek growth of capital. The Fund's advisor, DMC, manages one portion of the Fund. It also selected a sub-advisor to manage another portion of the Fund's assets. The sub-advisor selects investments for its portion of the Fund based on its own investment style and strategy, which is generally intended to complement DMC's style. Within its portion of the Fund, DMC allocates investments principally among the following three sectors of the fixed-income market:

     1) U.S. investment grade
     2) U.S. high yield
     3) International

Sub-advisor DIMA Inc. uses a "bottom-up" security selection approach and focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts. For more information on DMC's and DIMA, Inc.'s investment approach, please see the Fund's prospectus.

DIMA INC.

Q: CAN YOU PROVIDE SOME BACKGROUND ON THE FIXED-INCOME MARKETS DURING
THE PERIOD?
A: The bond market returned 1.15% for the 12-month period ended March 31, 2005, as measured by the Lehman Brothers U.S. Aggregate Bond Index. Mortgages, both single-family and commercial, benefited from muted volatility and outperformed versus Treasuries. Corporate bonds also provided strong returns for the period despite underperforming Treasuries in the most recent calendar quarter ended March 31, 2005.

Q: CAN YOU ELABORATE ON YOUR STRATEGIES FOR THE FUND?
A: Our strategy is predicated on the investment philosophy that the only way to consistently add value is through strict bottom-up approach, capitalizing on the inefficiencies inherent in the bond market. Therefore, we focus our efforts on a disciplined process of individual security selection and avoid such techniques as interest rate forecasting or sector rotation that cannot be relied upon to consistently add value.

For the reporting period, we outperformed the Fund's benchmark index on the strength of this process. While, generally, our investments in all non-Treasury sectors contributed to performance, our security selection within each sector further aided returns.

In corporate bonds, our outweighted position to media cable, utility and insurance versus our benchmark added to performance, as these were among the better-performing sub-sectors for the period. In the important auto segment, we maintained a market weighting, but at the shorter end of the yield curve and, thus, reduced the impact of the negative headline events in this sector during the period.

Our approach typically favors more structured mortgages (CMOs) not found in the benchmark index, which perform better during periods of volatility. We added to our overweighted position in this segment during the period as volatility remained low and relative valuations were compelling. Although the pass-through component of our mortgage portfolio kept pace with the performance of the Lehman Brothers Mortgage Index on an absolute basis, our underweight to generic mortgages detracted from returns relative to the benchmark during the period. However, our investments in structured mortgages offset this underperformance and, therefore, investments in a combination of pass-throughs and CMOs resulted in returns comparable to that of the index.

Asset-backed securities also helped performance, especially our holdings in the home equity sub-sector. Our underweighted position in manufactured housing, though, diminished returns as real-estate-related sub-sectors were the best-performing for the period.

DMC

Q: WHAT FACTORS INFLUENCED PERFORMANCE IN YOUR PART
OF THE FUND?
A: Interest rate volatility resurfaced this year for the first time since April/May 2004. During the 12-month period ended March 31, 2005, the Federal Reserve raised the fed funds rate by 25 basis points seven times. Commodity prices, higher growth prospects and dollar strength all weighed on the bond market.

In high yield securities' portion of the Fund, security selection and quality decision (BB vs. CCC) helped us generate breakeven relative return during the challenging first quarter of 2005.

In emerging markets, asset prices remained relatively strong in spite of a sell off in the U.S. Treasury market during the first quarter of 2005. Core emerging market positions benefited the portfolio and contributed modestly to return, although we remained at the low end of our emerging market exposure range at the end of the fiscal year.

Our portion of the Fund continued to include a strategic mix of investment-grade, high-yield, and international fixed income bonds. In the investment-grade section of our portfolio, research and trading efforts have remained focused on corporate bonds that display potential given our outlook for future ratings upgrades or downgrades.

Higher-quality, short-dated high-yield situations were an overriding theme in the high-yield portion of our portfolio. In the international markets, our focus during the second part of the fiscal year was to reduce risk and take profits opportunistically. We shifted our views away from commodity-driven economies such as Australia and New Zealand and have been cautious with our positioning, in order to be prepared to take advantage of any future revaluation of the renmimbi by China.


                                       2
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                                       3

PERFORMANCE SUMMARY
  OPTIMUM FIXED INCOME FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Optimum Fixed Income Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change.

FUND PERFORMANCE
Average Annual Total Returns
Through March 31, 2005                           One Year         Lifetime
--------------------------------------------------------------------------
Class A (Est 8/1/03)
Excluding Sales Charge                            +2.59             +5.64%
Including Sales Charge                            -2.00             +2.77%
--------------------------------------------------------------------------
Class B (Est 8/1/03)
Excluding Sales Charge                            +1.88             +5.03%
Including Sales Charge                            -2.08             +3.27%
--------------------------------------------------------------------------
Class C (Est 8/1/03)
Excluding Sales Charge                            +1.88             +5.03%
Including Sales Charge                            +0.89             +5.03%
--------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and are shown both including and excluding the effect of front-end or contingent deferred sales charges. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months after purchase. They are also subject to an annual distribution and service fee of 1%.

The average annual total return for the lifetime and one-year periods ended March 31, 2005 for Optimum Fixed Income Fund's Institutional Class were 6.02% and 2.96%, respectively. The Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible investors.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Fixed Income Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

PERFORMANCE SUMMARY
  OPTIMUM FIXED INCOME FUND

FUND BASICS
As of March 31, 2005

---------------------------------------------
FUND OBJECTIVES:

The Fund seeks a high level of income and may also seek growth of capital.

---------------------------------------------
TOTAL FUND NET ASSETS:

$320.0 million

---------------------------------------------
NUMBER OF HOLDINGS:

804

---------------------------------------------

---------------------------------------------
FUND START DATE:

August 1, 2003

---------------------------------------------
ADVISOR:

Delaware Management Company

---------------------------------------------
SUB-ADVISOR:

DIMA Inc.

---------------------------------------------
CUSIP NUMBERS:

Class A             246118-68-1
Class B             246118-67-3
Class C             246118-66-5
Institutional       246118-65-7

---------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
August 1, 2003 (Fund's inception) through March 31, 2005

                      OPTIMUM FIXED         LEHMAN BROTHERS
                      INCOME FUND -         AGGREGATE BOND
                     CLASS A SHARES              INDEX
                     --------------         ---------------
   8/1/2003               $9,550
  8/31/2003               $9,595               $10,000
  9/30/2003               $9,853               $10,265
 10/31/2003               $9,786               $10,170
 11/30/2003               $9,831               $10,194
 12/31/2003               $9,964               $10,298
  1/31/2004              $10,043               $10,380
  2/29/2004              $10,123               $10,493
  3/31/2004              $10,202               $10,571
  4/30/2004               $9,963               $10,324
  5/31/2004               $9,917               $10,276
  6/30/2004               $9,974               $10,335
  7/31/2004              $10,065               $10,430
  8/31/2004              $10,261               $10,632
  9/30/2004              $10,318               $10,692
 10/31/2004              $10,445               $10,823
 11/30/2004              $10,434               $10,812
 12/31/2004              $10,548               $10,930
  1/31/2005              $10,583               $10,967
  2/28/2005              $10,560               $10,942
  3/31/2005              $10,466               $10,845

Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Effective September 1, 2004, DMC assumed responsibility for day-to-day management of international sector within the portion of the Fund managed by DMC in connection with the termination of a previous sub-advisory agreement. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad U.S. bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Fixed Income Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

PORTFOLIO                                             OPTIMUM INTERNATIONAL FUND
  MANAGEMENT REVIEW                                   April 5, 2005

SUB-ADVISORS
Mondrian Investment Partners Limited (Mondrian)
Marsico Capital Management, LLC (Marsico Capital)

The Optimum International Fund underperformed the MSCI EAFE Index for the twelve-month period ending March 31, 2005. The Fund had a total return of +10.62% (Class A shares at net asset value with distributions reinvested), while the MSCI EAFE Index had a total return of +15.06% for the period.(1) Gains were widespread; nine of the ten economic sectors in the index had returns in excess of 10%, with energy, utilities and materials as the best overall sector performers. Currency was a major story in international equity markets during the last year, as the U.S. dollar was under sustained downward pressure throughout much of the period.

The Fund seeks long-term growth of capital and may also seek income. The Fund's advisor, Delaware Management Company, selected two sub-advisors to manage the Fund's assets, each of which is responsible for day-to-day investment management of a portion of the Fund's assets. Each selects investments for its portion of the Fund based on its own investment style and strategy, which are generally intended to complement one another. Sub-advisor Mondrian uses a value-oriented stock selection approach. Sub-advisor Marsico Capital uses a more growth-oriented approach, which combines "top-down" economic analysis with "bottom-up" stock selection. For more information on each sub-advisor's investment approach, please see the Fund's prospectus.

MARSICO CAPITAL

Q: CAN YOU DESCRIBE WHICH AREAS BENEFITED THE FUND?
A: The Marsico Capital Management portion of the Fund was significantly overweighted in the hotels, restaurants and leisure industry versus the benchmark index. This posture benefited the portfolio. Companies in this industry, such as Wynn Resorts and Shangri-La Asia, posted strong returns and were among the portfolio's top contributors.

Select holdings also performed well for the period. A position in Japanese retailer Yamada Denki emerged as a top contributor to performance. Energy companies Total and Talisman Energy as well as financial sector companies UBS AG and HSBC Holdings also were strong performers. (HSBC Holdings was sold prior to March 31, 2005.)

Q: WHICH AREAS DETRACTED FROM THE FUND'S PERFORMANCE?
A: Stock selection in two different industry groups within the consumer discretionary sector had a material negative impact on performance for the period. In the media industry, positions in EMI Group, Sony, and News Corp. (prior to being sold) were among the largest detractors from performance on an individual stock level. An overweighted posture in media relative to the benchmark index further hurt performance. In the consumer durables and apparel industry, positions in Yamaha and Philips Electronics were laggards. Yamaha and Philips were sold from the Marsico sleeve of the portfolio prior to the end of the reporting period.

The portfolio maintained an overweighted posture in the information technology sector for much of the period. This positioning detracted from performance, as information technology was the weakest-performing sector of the benchmark index.

Select holdings in the information technology sector also detracted from performance. Samsung Electronics, Ericsson LM and Trend Micro struggled during the period.

Stock selection in the financials sector was another area of weakness in the fund. Specifically, holdings Kookmin Bank, Mitsubishi Tokyo Financial, and Man Group performed poorly during the period they were held in the portfolio. (Kookmin Bank and Man Group were not held in the portfolio as of March 31, 2005.)

The portfolio's performance shortfall compared to its benchmark was also attributable to currency-related factors. Although the U.S. dollar stabilized somewhat late in the period compared to major world currencies, it was relatively weak for much of the reporting period. The portfolio did not receive the same overall "lift" in performance as the benchmark index because not all of its assets were denominated in foreign currencies.

As of March 31, 2005, the portfolio's largest economic sector-related allocations were financials, consumer discretionary, and energy. The portfolio's largest country allocations included Japan, France, United Kingdom, and Switzerland.

(1) Source: Lipper LANA Fund Analyzer

MONDRIAN

Q: WHAT FACTORS HAVE BEEN INFLUENCING THE PORTFOLIO AND
GLOBAL EQUITY MARKETS IN GENERAL?
A: After international equity markets generally ended 2004 on a high note in the fourth quarter, international equity prices struggled to make progress in the period ending March 31, 2005. This came against the backdrop of rising oil prices, heightened concerns about U.S. interest rates, and a subdued outlook for growth in the euro zone and Japanese economies. These markets could not sustain the momentum of a strong fourth quarter of 2004 that had positive returns recorded in all markets in local currency terms, along with exchange rate movements, which boosted investors' returns in U.S. dollars.

Demand for oil grew by 3.5% in 2004, the biggest increase since 1980. This was driven mainly by a remarkable 16% growth in Chinese demand, but also by strong gasoline consumption in the U.S. With inventories low and supply disrupted in certain areas, OPEC's spare capacity has fallen. This, combined with the continued security worries in Saudi Arabia and Iraq, has contributed to oil prices reaching 15-year highs in real (inflation-adjusted) terms.

Following a period of strength, international currencies weakened against the U.S. dollar in the period ended March 31, 2005.

Also of note, leaders of the European Union (EU) agreed to reform the Stability and Growth Pact (SPG), which has placed contextual limits as to the manner member states may run budget deficits. While deficits are still intended not to breach three percent of a member nation's GDP, situations are to be added in which violations may be tolerated, as with a nation introducing strategic economic reforms. Also, countries having breached the three percent cap are to be allowed added time with which to achieve compliance.

Q: WHAT STRATEGIES DID YOU PURSUE DURING THE FISCAL YEAR?
A: As always, Mondrian remains focused on selecting securities with strong value orientations and strong cash flows, using a dividend discount methodology. Throughout the year, we maintained an underweight position to what we believe to be overvalued Japanese and U.S markets and an overweight exposure to the attractively valued Australasian markets. At fiscal year end, we held an underweight position overall in continental Europe, with selected markets overweight. Additionally, we continued to reduce our effective exposure to UK sterling by partially hedging our currency exposure.

PERFORMANCE SUMMARY
  OPTIMUM INTERNATIONAL FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Optimum International Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns
Through March 31, 2005                                    One Year    Lifetime
--------------------------------------------------------------------------------
Class A (Est 8/1/03)
Excluding Sales Charge                                     +10.62      +21.80%
Including Sales Charge                                      +4.27      +17.54%
--------------------------------------------------------------------------------
Class B (Est 8/1/03)
Excluding Sales Charge                                      +9.91      +20.99%
Including Sales Charge                                      +5.91      +19.27%
--------------------------------------------------------------------------------
Class C (Est 8/1/03)
Excluding Sales Charge                                     +10.01      +21.05%
Including Sales Charge                                      +9.01      +21.05%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and are shown both including and excluding the effect of front-end or contingent deferred sales charges. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months after purchase. They are also subject to an annual distribution and service fee of 1%.

The average annual total return for the lifetime and one-year periods ended March 31, 2005 for Optimum International Fund's Institutional Class were 22.24% and 11.08%, respectively. The Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible investors.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum International Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

PERFORMANCE SUMMARY
  OPTIMUM INTERNATIONAL FUND

FUND BASICS
 As of March 31, 2005
-----------------------------------------------------------------------      -------------------------------------------------------
FUND OBJECTIVES:                                                             FUND START DATE:

The Fund seeks long-term growth of capital and may also seek income.         August 1, 2003
-----------------------------------------------------------------------      -------------------------------------------------------
TOTAL FUND NET ASSETS:                                                       SUB-ADVISORS:

$97.4 million                                                                Mondrian
-----------------------------------------------------------------------
NUMBER OF HOLDINGS:                                                          Marsico Capital
                                                                             -------------------------------------------------------
104                                                                          CUSIP NUMBERS:
-----------------------------------------------------------------------
                                                                             Class A           246118-73-1
                                                                             Class B           246118-72-3
                                                                             Class C           246118-71-5
                                                                             Institutional     246118-69-9
                                                                             -------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
August 1, 2003 (Fund's inception) through March 31, 2005

       OPTIMUM INTERNATIONAL FUND PERFORMANCE OF $10,000 INVESTMENT CHART
       ------------------------------------------------------------------

                                   OPTIMUM
                              INTERNATIONAL CLASS
                                  A SHARES              MSCI EAFE INDEX
       8/1/2003                    $9,425
      8/31/2003                    $9,602                  $10,000
      9/30/2003                    $9,768                  $10,310
     10/31/2003                   $10,423                  $10,954
     11/30/2003                   $10,633                  $11,199
     12/31/2003                   $11,305                  $12,075
      1/31/2004                   $11,516                  $12,245
      2/29/2004                   $11,760                  $12,531
      3/31/2004                   $11,836                  $12,606
      4/30/2004                   $11,537                  $12,331
      5/31/2004                   $11,525                  $12,369
      6/30/2004                   $11,721                  $12,661
      7/31/2004                   $11,396                  $12,252
      8/31/2004                   $11,373                  $12,308
      9/30/2004                   $11,732                  $12,632
     10/31/2004                   $12,091                  $13,064
     11/30/2004                   $12,786                  $13,960
     12/31/2004                   $13,250                  $14,573
      1/31/2005                   $12,902                  $14,307
      2/28/2005                   $13,429                  $14,927
      3/31/2005                   $13,092                  $14,559


Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The MSCI EAFE Index is an unmanaged composite of international stocks in Europe, Australasia, and the Far East. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum International Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

PORTFOLIO                                          OPTIMUM LARGE CAP GROWTH FUND
   MANAGEMENT REVIEW                               April 5, 2005

SUB-ADVISORS
T. Rowe Price Associates, Inc. (T. Rowe Price)
Marsico Capital Management, LLC (Marsico Capital)

The Optimum Large Cap Growth Fund outperformed its primary benchmark index, the Russell 1000 Growth Index, for the year ending March 31, 2005. The Fund had a total return of +4.70% (Class A shares at net asset value with distributions reinvested), while the benchmark index had a total return of +1.16% for the period.

The Optimum Large Cap Growth Fund seeks long-term growth of capital. The Fund's advisor, Delaware Management Company, selected two sub-advisors to manage the Fund's assets, each of which is responsible for day-to-day investment management of a portion of the Fund's assets. Each selects investments for its portion of the Fund based on its own investment style and strategy, which are generally intended to complement one another. Sub-advisor T. Rowe Price mostly seeks investments in companies with the ability to pay increasing dividends through strong cash flow. Sub-advisor Marsico Capital uses a more growth-oriented approach, which combines "top-down" economic analysis with "bottom-up" stock selection. For more on each sub-advisor's investment approach, please see the Fund's prospectus.

T. ROWE PRICE
Q: WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE FISCAL YEAR?
A: U.S. stocks posted a solid but unspectacular gain for the 12-month period ended March 31, 2005. Rising oil prices-which briefly reached a 22-year high-and a gradual increase in short-term interest rates challenged stocks and prompted periods of weakness. However, the market ultimately gained ground thanks to economic and corporate profit growth, brisk merger activity, and a late-2004 rally that was inspired by a short-lived drop in oil prices and an uncontested presidential election result.

Investors continued to retrench to value and defensive sectors. Growth stocks lagged value across all market capitalizations, particularly among large-caps. In the large-cap universe, energy stocks strongly outpaced other sectors, but utilities, materials, and industrials also performed very well. In contrast, stocks in the information technology and financials sectors fell.

Q: CAN YOU PLEASE PROVIDE SOME HIGHLIGHTS FROM THE PORTFOLIO?
A: Strong stock selection in multiple sectors was the primary driver of our relative outperformance. Within the information technology sector, our positions held up far better than the benchmark. Research in Motion, maker of the popular Blackberry wireless device, was a significant contributor to relative results, as was Adobe Systems, which has been on an exceptional run for the past two years.

The Fund also benefited from strong holdings in the materials sector, which has been riding a China-driven commodities boom. In particular, metals and mining stocks Nucor and BHP Billiton have advanced on strong demand and thin supply, providing a boost to our relative results.

Of course, not all our stock choices were standouts. Although we overweighted the surging energy sector, some of the benefits of that position were offset by lagging holdings. Schlumberger, for example, was among the portfolio's largest detractors within the energy sector, despite posting a solid double-digit gain. Individual holdings in the consumer discretionary and industrials and business services sectors were also relatively weak.

Our current view is that the U.S. economy and developed markets worldwide will continue to expand for the remainder of the year, although at a slower pace than in 2004. This growth should be accompanied by slightly higher inflation and interest rates, resulting in positive but not spectacular equity market returns. In this environment, large-capitalization growth stocks, especially companies with sustainable double-digit earnings and cash-flow growth, offer solid risk/reward comparisons at current prices and have the potential to outperform most other asset classes as economic growth moderates.

MARSICO CAPITAL
Q: WHAT INFLUENCED PERFORMANCE IN YOUR PART OF THE FUND?
A: The largest performance contributor for the Marsico portion of the Fund during the year was stock selection and posture in the healthcare equipment and services industry. UnitedHealth Group, a long-time major holding in the portfolio, was one of the portfolio's largest contributors for the year, and an overweight posture versus the benchmark index also benefited performance. The company provides a wide variety of healthcare services, has a dominant (and growing) market share position in a steadily growing industry, and, in our opinion, makes tremendous use of "outcome-based" technology and databases in identifying appropriate healthcare solutions for its clients. Biotechnology company Genentech also was a strong performer.

Stock selection in the consumer discretionary sector, an area overweighted in the Marsico portion of the portfolio, was also a positive contributor. Stocks in the hotels, restaurants and leisure industry, such as Wynn Resorts and Mandalay Resort Group, were significant contributors. (Mandalay Resort Group was not held in the portfolio as of March 31, 2005.) In addition, consumer-related companies such as Starbucks, Nike, and homebuilder KB Home also enhanced the portfolio's performance.

Industrial companies Caterpillar, FedEx, and General Electric also posted solid gains. We believe these companies may benefit from growth in "emerging market" countries such as China and India.

One of the portfolio's largest individual stock contributors was in the tech hardware and equipment industry, namely communications equipment producer Qualcomm.

Q: WHICH HOLDINGS DETRACTED FROM PERFORMANCE?
A: For much of the year, the Marsico portion of the Fund had little exposure to the energy sector, an area of strong performance for the benchmark index. By not fully participating in this sector, the portfolio missed an opportunity for additional positive returns.

Stock selection in retailing and information technology also detracted from performance. Samsung Electronics (prior to being sold), Electronic Arts and Texas Instruments (prior to being sold) were specific holdings in the information technology sector that were performance laggards.

In the retailing industry, Tiffany & Co. declined sharply prior to being sold.

As of March 31, 2005, the portfolio's economic sector allocations emphasized healthcare, consumer discretionary, financials and industrials. As of year-end, the portfolio had little or no exposure in areas such as telecommunication services and materials.

PERFORMANCE SUMMARY
   OPTIMUM LARGE CAP GROWTH FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Optimum Large Cap Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change.

FUND PERFORMANCE
Average Annual Total Returns
Through March 31, 2005                                   One Year    Lifetime
--------------------------------------------------------------------------------
Class A (Est 8/1/03)
Excluding Sales Charge                                     +4.70      +10.37%
Including Sales Charge                                     -1.28       +6.51%
--------------------------------------------------------------------------------
Class B (Est 8/1/03)
Excluding Sales Charge                                     +3.99       +9.64%
Including Sales Charge                                     -0.01       +7.80%
--------------------------------------------------------------------------------
Class C (Est 8/1/03)
Excluding Sales Charge                                     +3.99       +9.64%
Including Sales Charge                                     +2.99       +9.64%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and are shown both including and excluding the effect of front-end or contingent deferred sales charges. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months after purchase. They are also subject to an annual distribution and service fee of 1%.

The average annual total return for the lifetime and one-year periods ended March 31, 2005 for Optimum Large Cap Growth Fund's Institutional Class were 10.76% and 5.11%, respectively. The Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible investors.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Large Cap Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

PERFORMANCE SUMMARY
   OPTIMUM LARGE CAP GROWTH FUND

FUND BASICS
As of March 31, 2005
----------------------------------------------
FUND OBJECTIVE:
The Fund seeks long-term growth of capital.
----------------------------------------------
TOTAL FUND NET ASSETS:
$283.5 million
----------------------------------------------
NUMBER OF HOLDINGS:
151
----------------------------------------------
FUND START DATE:
August 1, 2003
----------------------------------------------
SUB-ADVISORS:
T. Rowe Price
Marsico Capital
----------------------------------------------
CUSIP NUMBERS:
Class A        246118-70-7
Class B        246118-80-6
Class C        246118-88-9
Institutional  246118-87-1
----------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
August 1, 2003 (Fund's inception) through March 31, 2005

                     DELAWARE OPTIMUM
                     LARGE CAP GROWTH        RUSSELL 1000
                     CLASS A SHARES          GROWTH INDEX
                     ----------------        ------------
       8/1/2003          $9,425
      8/31/2003          $9,690                $10,000
      9/30/2003          $9,579                 $9,893
     10/31/2003         $10,089                $10,449
     11/30/2003         $10,111                $10,559
     12/31/2003         $10,432                $10,924
      1/31/2004         $10,532                $11,146
      2/29/2004         $10,654                $11,219
      3/31/2004         $10,610                $11,010
      4/30/2004         $10,366                $10,882
      5/31/2004         $10,488                $11,085
      6/30/2004         $10,643                $11,223
      7/31/2004         $10,133                $10,589
      8/31/2004         $10,200                $10,537
      9/30/2004         $10,510                $10,637
     10/31/2004         $10,621                $10,803
     11/30/2004         $11,153                $11,175
     12/31/2004         $11,663                $11,613
      1/31/2005         $11,286                $11,226
      2/28/2005         $11,353                $11,345
      3/31/2005         $11,109                $11,139

Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 1000 Growth Index is an unmanaged composite that includes performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Large Cap Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

PORTFOLIO                                          OPTIMUM LARGE CAP VALUE FUND
   MANAGEMENT REVIEW                               April 5, 2005

SUB-ADVISORS:
Massachusetts Financial Services Company (MFS)
Van Kampen Asset Management, Inc. (Van Kampen)

For stock investors, the 12 months ended March 31, 2005, were a bumpy ride. Investors endured skyrocketing oil prices, slowing earnings growth, a volatile and retreating U.S. dollar, record U.S. budget and trade deficits, and war in Iraq. During the first half of the period, it seemed these factors would lead to flat or negative performance for many investments. But by the final quarter of 2004, stock markets appeared to recognize that -- although the rate of growth had slowed -- both corporate profits and gross domestic product (GDP) were still growing solidly in a majority of global economies. For the 12 months as a whole, improving fundamental factors such as corporate spending and earnings triumphed, and equity markets delivered positive results.

For the 12 months ending March 31, 2005, the Fund's return was 12.04 percent (Class A shares at net asset value with distributions reinvested), slightly underperforming the Russell 1000 Value Index, which gained 13.10 percent.

The Fund seeks long-term growth of capital and may also seek income. The Fund's advisor, Delaware Management Company, selected two sub-advisors to manage the Fund's assets, each of which is responsible for day-to-day investment management of a portion of the Fund's assets. Each selects investments for its portion of the Fund based on its own investment style and strategy, which are generally intended to complement one another. MFS employs a high-quality, lower-risk equity style, which has historically resulted in a gross yield on the portfolio, which exceeds that of the S&P 500 Index. This strategy uses a "bottom-up" approach to portfolio construction and selects securities based upon fundamental analysis of factors such as cash flows, balance sheet, franchise durability, and management's abilities. Van Kampen uses a stock selection approach that focuses primarily on a security's potential for capital growth and income. For more information on each sub-advisor's investment approach, please see the Fund's prospectus.

MFS
Q: WHAT AREAS OF THE FUND CONTRIBUTED MOST SIGNIFICANTLY TO RELATIVE
PERFORMANCE?
A: On a sector basis, utilities and communications, technology, and basic materials were the strongest contributors to performance over the period, relative to our benchmark, the Russell 1000 Value Index. The Russell 1000 Value Index is constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. The Russell 1000 Value Index measures the performance of large companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.

In the utilities and communications sector, stock selection was the major contributor to relative results. Our stock in Texas-based electric power generator TXU rose sharply, as new management significantly increased its earnings projections for 2004, 2005, and 2006 and raised its dividend from $0.50 per share to $2.25 per share.

In the technology area, a relative underweighting aided results as the sector underperformed the market, as measured by our benchmark. Stock selection within technology boosted relative performance as well.

An overweighted position and, to a lesser extent, stock selection, contributed to relative outperformance in the basic materials sector. Agricultural products firm Monsanto was a key contributor in the sector as the firm's stock appreciated significantly over the period. Wider acceptance of the company's genetically modified seeds led to higher-than-expected earnings throughout the period.

Stocks in other sectors that added to relative results included oil companies Unocal and ConocoPhillips, whose stocks were helped by rising energy prices and, in Unocal's case, takeover speculation. Our stock in healthcare products firm Johnson & Johnson entered the period at what we felt was an attractive valuation and then rose as the firm experienced stronger business fundamentals than investors had anticipated. Food processing giant Archer-Daniels-Midland benefited from strong demand for its products. Underweighting financial services conglomerate JPMorgan Chase & Co. and missing some of the stock's decline early in the period helped relative performance as well. Not owning insurance firm AIG also helped relative performance as the firm's stock sank under the weight of accounting and management issues.

Q: CAN YOU DISCUSS SOME OF THE FACTORS THAT DETRACTED FROM PERFORMANCE?
A: Relative to the Fund's benchmark, the retailing, leisure, and energy sectors modestly detracted from performance over the period.

In the retailing and leisure sectors, stock selection was the key detractor from results. Within the leisure area, our positions in newspaper publisher Tribune Co. and media conglomerate Viacom hurt performance as their stock prices declined, in part because the weak recovery in advertising spending led to lower-than-expected earnings at both companies.

While some energy stocks were among the strongest performers over the period, the sector as a whole detracted from results. Our relative underperformance in the sector was caused by a modest underweighting. While we started the period with an overweight position in the sector, we reduced our weight throughout the period, as this sector's stocks and their valuations increased, resulting in an average underweight position for the timeframe. Underweighting both ExxonMobil and ChevronTexaco, and selling our ChevronTexaco position during the period, held back relative performance.

Holdings in other sectors that hurt relative results included home mortgage firm Fannie Mae, whose shares suffered as the company worked to resolve several accounting issues; forest products company International Paper, which negatively surprised investors by announcing its supply-chain management initiatives would cost much more than anticipated; and pharmaceutical firm Pfizer, which was weighed down by questions regarding the safety of its blockbuster arthritis drugs Celebrex and Bextra.

The cash position we maintained in our portfolio also detracted from relative performance. As with nearly all mutual funds, we need some cash in our portfolio to buy new holdings and to provide liquidity. In a period when equity markets rose sharply, holding any cash hurt performance against our benchmark, which has no cash position.

VAN KAMPEN
Q: WHAT IS YOUR VIEW OF THE MARKET CONDITIONS THAT YOU FACED DURING THE FISCAL YEAR?
A: The equity market performed solidly overall for the 12-month period, although not with consistent strength. The market was supported for much of the year by robust manufacturing activity and impressive corporate earnings, while consumer spending also remained solid and job growth boosted consumer confidence. Although the Federal Open Market Committee raised the federal funds target rate several times during the period, these rate changes were implemented at a measured pace and were widely anticipated by investors. While the market made significant gains in the first half of the period, a number of geopolitical concerns weighed on stocks in the third quarter and contributed to declining market strength. Concerns over potential terrorist attacks and anxiety related to events in Iraq played a role in slowing the market. In addition, investors also worried about the possibility of another protracted outcome to the U.S. presidential election. Shifting energy prices contributed further to market volatility during the 12 months.

Several of these concerns were alleviated as oil prices fell from their highs at the end of October and as the presidential election came to a quick and decisive conclusion, setting the stage for an equities rally in November and December. A pickup in initial public offerings and a number of high-profile mergers and acquisitions also helped boost stocks during this time. Although the successful election in Iraq and the upward revision of fourth-quarter gross domestic product numbers further supported the market in early 2005, the period ended on a less-positive note, as oil prices continued to rise in the final month and rising interest rates finally began to weigh on market performance.

With the exception of the technology sector, all sectors posted gains for the 12 months. During the period, the leading sectors within the benchmark Russell 1000 Value Index were energy, industrials, materials, and utilities. Information technology, financials, and telecommunications services stocks lagged other sectors for the year.

Q: WHAT FACTORS SLOWED PERFORMANCE?
A: Stock selection within the energy sector significantly dampened the performance relative to the benchmark for the period, as our portfolio's exposure in energy was tilted towards large integrated energy companies. This conservative position limited the portfolio's exposure to small refining companies that performed particularly well within the sector. In the consumer staples sector, the portfolio's relative performance suffered from a lack of exposure to both grocery companies and tobacco companies that made gains during the period. The portfolio was impeded within the technology sector by the decision to favor software services companies over technology hardware. While software services companies have been relatively cheap in terms of valuation, technology hardware companies benefited from a cyclical upturn in the economy during the period. Overweighted positions in the technology and consumer discretionary sectors further hampered our returns.


Q: THE FUND PERFORMED NEARLY IN LINE WITH THE BENCHMARK FOR THE PERIOD. WHAT FACTORS CONTRIBUTED POSITIVELY TO PERFORMANCE?
A: A number of positions were beneficial and supported positive returns for the period. An underweighted position in financials particularly helped performance, as the portfolio greatly limited its exposure to interest rate-sensitive banks during a period of rising interest rates. Stock selection within the telecommunications services sector also served the portfolio well. During the period, mergers and acquisitions activity supported gains for many companies within the sector and boosted the performance of a number of larger service providers held by the portfolio. Also, an overweighted position in healthcare and stock selection within that sector further helped the portfolio's relative performance for the 12 months. The portfolio made gains late in the period when the performance of many pharmaceutical stocks strongly improved.

PERFORMANCE SUMMARY
   OPTIMUM LARGE CAP VALUE FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Optimum Large Cap Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns
Through March 31, 2005                                   One Year    Lifetime
--------------------------------------------------------------------------------
Class A (Est 8/1/03)
Excluding Sales Charge                                    +12.04      +17.09%
Including Sales Charge                                     +5.59      +12.99%
--------------------------------------------------------------------------------
Class B (Est 8/1/03)
Excluding Sales Charge                                    +11.36      +16.35%
Including Sales Charge                                     +7.36      +14.58%
--------------------------------------------------------------------------------
Class C (Est 8/1/03)
Excluding Sales Charge                                    +11.36      +16.35%
Including Sales Charge                                    +10.36      +16.35%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and are shown both including and excluding the effect of front-end or contingent deferred sales charges. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months after purchase. They are also subject to an annual distribution and service fee of 1%.

The average annual total return for the lifetime and one-year periods ended March 31, 2005 for Optimum Large Cap Value Fund's Institutional Class were 17.47% and 12.41%, respectively. The Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible investor.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Large Cap Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

PERFORMANCE SUMMARY
   OPTIMUM LARGE CAP VALUE FUND

FUND BASICS
As of March 31, 2005
---------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks long-term growth of capital and may also seek income.
---------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$273.8 million
---------------------------------------------------------------------
NUMBER OF HOLDINGS:
143
---------------------------------------------------------------------
FUND START DATE:
August 1, 2003
---------------------------------------------------------------------
SUB-ADVISORS:
MFS
Van Kampen
---------------------------------------------------------------------
CUSIP NUMBERS:
Class A        246118-86-3
Class B        246118-85-5
Class C        246118-84-8
Institutional  246118-83-0
---------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
August 1, 2003 (Fund's inception) through March 31, 2005

                    DELAWARE OPTIMUM
                    LARGE CAP VALUE          RUSSELL 1000
                    CLASS A SHARES           VALUE INDEX
                    ----------------         ------------
       8/1/2003          $9,425
      8/31/2003          $9,611                $10,000
      9/30/2003          $9,545                 $9,902
     10/31/2003          $9,977                $10,508
     11/30/2003         $10,110                $10,651
     12/31/2003         $10,764                $11,307
      1/31/2004         $10,898                $11,506
      2/29/2004         $11,132                $11,753
      3/31/2004         $10,942                $11,649
      4/30/2004         $10,831                $11,365
      5/31/2004         $10,865                $11,481
      6/30/2004         $11,098                $11,752
      7/31/2004         $10,885                $11,586
      8/31/2004         $10,963                $11,751
      9/30/2004         $11,154                $11,933
     10/31/2004         $11,344                $12,131
     11/30/2004         $11,826                $12,745
     12/31/2004         $12,248                $13,172
      1/31/2005         $12,033                $12,937
      2/28/2005         $12,395                $13,365
      3/31/2005         $12,260                $13,182

Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Large Cap Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

PORTFOLIO                                          OPTIMUM SMALL CAP GROWTH FUND
  MANAGEMENT REVIEW                                April 5, 2005


SUB-ADVISORS
Columbia Wanger Asset Management, L.P. (Columbia WAM)
Oberweis Asset Management, Inc. (OAM)

During the 12-month period ended March 31, 2005, the Fund gained 4.37% (Class A shares at net asset value with distributions reinvested). By comparison, the Russell 2000 and Russell 2000 Growth Indexes gained 5.41%, and 0.87%, respectively. Small-caps, aided by a healthy fourth-quarter rally, outpaced their large-cap counterparts in 2004 for the sixth year in a row. Particularly helpful to the indexes were returns from the smallest caps and speculative companies.

The Optimum Small Cap Growth Fund seeks long-term growth of capital. The Fund's advisor, Delaware Management Company, selected two sub-advisors to manage the Fund's assets, each of which is responsible for day-to-day investment management of a portion of the Fund's assets. Each sub-advisor selects investments for its portion of the Fund based on its investment style and strategy. Sub-advisor Columbia WAM typically looks for companies with:

   [ ] A strong business franchise that offers growth potential,

   [ ] Products and services that give the company a competitive advantage, and/or,

   [ ] A stock price that they believe is reasonable relative to the assets and earnings power of the company.

Oberweis Asset Management is a bottom-up active manager who maximizes exposure to new information by systematically searching for superior fundamentals, growth, and valuation characteristics in micro-, small-, and mid-capitalization equities.

For more information on each sub-advisor's investment approach, please see the Fund's prospectus.

COLUMBIA WAM
Q: WHAT WERE SOME CONTRIBUTING FACTORS TO PERFORMANCE?
A: Industrials, consumer discretionary, and energy stocks were the best-performing sectors in the portion of the Fund managed by Columbia WAM. Within industrials, stock selection and the decision to overweight the benchmark drove performance. The greater-than-benchmark weight was a result of being able to find many compelling, attractively priced businesses.

One of the best-performing names within industrials was Chicago Bridge & Iron. The company, contrary to its name, is not based in Chicago and does not make bridges. The company is a leading designer and manufacturer of tanks used to convert liquefied natural gas (LNG) into the pipeline gas used to heat homes and generate electricity.

Energy was also a large contributor to performance. We maintained an overweight position based on our analyst's assumption early last year that predictions for oil prices were low, based on his proprietary estimates. This was a good call as the portfolio energy stocks returned roughly 63% during the year, with Quicksilver Resources leading the way. Quicksilver Resources is widely recognized as a leader in the development and production of unconventional natural gas reserves, including coal bed methane, shale gas, and tight sand gas.

Q: WHAT FACTORS DETRACTED FROM PERFORMANCE?
A: Technology was the largest detractor from performance during the year. Tech was the worst-performing segment of the benchmark during the year and our stocks were no exception. Our tech weighting was skewed towards hardware stocks, and holdings 3Com and Pericom Semiconductor hurt returns.

We continue to invest the Fund's money in companies we believe have solid growth prospects for the next three to five years that are trading in the market at what we deem to be reasonable prices. Our outperformance over the last 12 months and since inception was due to the superior selection of stocks by our team of 12 analysts. With value stocks outperforming growth stocks of late, our team's solid valuation discipline also served to boost performance relative to the Fund's benchmark.

OAM
The year ending March 31, 2005 proved challenging for managers such as Oberweis who specialize in high growth, small-cap equities. For the year ending March 31, 2005, our portion of the Fund returned -2.49% versus +0.87% for the Russell 2000 Growth Index. Small-cap value clearly outperformed small-cap growth, as evidenced by a 0.87% return in the Russell 2000 Growth Index versus a 9.79% return in the Russell 2000 Value Index. Even within the Russell 2000 Growth Index, stocks of companies with higher rates of growth (which are targeted by this strategy) lagged those of companies with lower rates of growth. Our Oberweis Octagon methodology seeks to invest in companies with exceptionally high rates of growth. A minimum growth rate of 30% is required for inclusion in the portfolio. Our results were adversely affected because the market favored companies with lower rates of growth.

Additionally, portfolio average market capitalization was also an important factor over the last year in understanding performance. Small-cap lagged large-cap, with the Russell 2000 Index trailing the Russell 1000 Index by 183 basis points. Larger companies outperformed small companies, even within the Russell 2000 Growth Index. As our process seeks to invest in smaller, undiscovered issues, we tend to invest in a higher percentage of companies with below-average market capitalizations. Our strategy's weighted average market capitalization as of quarter end was $787 million versus $1.0 billion for the Russell 2000 Growth Index. It should be noted that we expect to see periodic style cycles favoring growth vs. value or large-cap vs. small-cap. Because of the unpredictability of the style cycles, we focus our efforts on finding undervalued individual companies. Our process has clearly worked well over long periods of time, despite these shorter-term style cycles that can work against us. Historically, these cycles have tended to average out, leaving stock selection skill, our forte, as the residual driver of excess return over long periods of time.

The portfolio weight in technology was 30.9% versus 19.6% for the Russell 2000 Growth Index. Healthcare was also over weighted at 27.6% versus 21.1% for the benchmark. Consumer discretionary continues to be somewhat underweighted at 18.3% versus 22.3% for the benchmark.

Top contributors since inception (March 30, 2004 to March 31, 2005) were Tessera Technologies (which contributed 259 bps to portfolio return) and Hansen Natural (which rose 366.4% and contributed 209 bps to portfolio return). Hansen Natural markets natural sodas, fruit drinks, and energy drinks. Greatest detractors from performance include OmniVision Technologies (which declined 45.9% and detracted 137 bps from portfolio return) and Sierra Wireless (which declined 77.1% and detracted 134 bps from portfolio return).

PERFORMANCE SUMMARY
  OPTIMUM SMALL CAP GROWTH FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Optimum Small Cap Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns
Through March 31, 2005                               One Year    Lifetime
--------------------------------------------------------------------------------
Class A (Est 8/1/03)
Excluding Sales Charge                                +4.37      +21.44%
Including Sales Charge                                -1.66      +17.19%
--------------------------------------------------------------------------------
Class B (Est 8/1/03)
Excluding Sales Charge                                +3.67      +20.76%
Including Sales Charge                                -0.33      +19.03%
--------------------------------------------------------------------------------
Class C (Est 8/1/03)
Excluding Sales Charge                                +3.67      +20.76%
Including Sales Charge                                +2.67      +20.76%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and are shown both including and excluding the effect of front-end or contingent deferred sales charges. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months after purchase. They are also subject to an annual distribution and service fee of 1%.

The average annual total return for the lifetime and one-year periods ended March 31, 2005 for Optimum Small Cap Growth Fund's Institutional Class were 21.87% and 4.81%, respectively. The Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible investors.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Small Cap Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

PERFORMANCE SUMMARY
  OPTIMUM SMALL CAP GROWTH FUND

FUND BASICS
As of March 31, 2005
-----------------------------------------------
FUND OBJECTIVE:
The Fund seeks long-term growth of capital.
-----------------------------------------------
TOTAL FUND NET ASSETS:
$59.5 million
-----------------------------------------------
NUMBER OF HOLDINGS:
145
-----------------------------------------------

-----------------------------------------------
FUND START DATE:
August 1, 2003
-----------------------------------------------
SUB-ADVISORS:
Columbia Wanger Asset Management, L.P.
Oberweis Asset Management, Inc.
-----------------------------------------------
CUSIP NUMBERS:
Class A               246118-82-2
Class B               246118-81-4
Class C               246118-79-8
Institutional         246118-78-0
-----------------------------------------------


PERFORMANCE OF A $10,000 INVESTMENT
August 1, 2003 (Fund's inception) through March 31, 2005


     OPTIMUM SMALL CAP GROWTH FUND PERFORMANCE OF $10,000 INVESTMENT CHART
     ---------------------------------------------------------------------

                    OPTIMUM SMALL CAP
                     GROWTH CLASS A          RUSSELL 2000
                        SHARES               GROWTH INDEX
       8/1/2003          $9,425
      8/31/2003         $10,144                $10,000
      9/30/2003          $9,966                 $9,747
     10/31/2003         $11,241                $10,589
     11/30/2003         $11,607                $10,935
     12/31/2003         $11,796                $10,983
      1/31/2004         $12,505                $11,560
      2/29/2004         $12,605                $11,543
      3/31/2004         $12,483                $11,597
      4/30/2004         $11,862                $11,013
      5/31/2004         $12,239                $11,227
      6/30/2004         $12,751                $11,596
      7/31/2004         $11,598                $10,553
      8/31/2004         $11,354                $10,322
      9/30/2004         $11,842                $10,888
     10/31/2004         $12,108                $11,150
     11/30/2004         $13,173                $12,089
     12/31/2004         $13,738                $12,518
      1/31/2005         $13,372                $11,951
      2/28/2005         $13,350                $12,111
      3/31/2005         $13,028                $11,651

Chart assumes $10,000 invested in Class A shares of the Fund on August 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Growth Index is an unmanaged index that generally tracks the performance of those stocks in the Russell 2000 Index that have higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Small Cap Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

                                                    OPTIMUM SMALL CAP VALUE FUND
PORTFOLIO                                           April 5, 2005
  MANAGEMENT REVIEW

SUB-ADVISORS
Delafield Asset Management (Delafield)
Hotchkis and Wiley Capital Management LLC (H&W)

Through twelve months ended March 31, 2005, the Optimum Small Cap Value Fund had a return of 16.12% (Class A shares at net asset value with distributions reinvested), versus an increase of 9.79% in the benchmark Russell 2000 Value Index.

The Optimum Small-Cap Value Fund seeks long-term growth of capital. The Fund's advisor, Delaware Management Company, selected two sub-advisors to manage the Fund's assets, each of which is responsible for day-to-day investment management of a portion of the Fund's assets. Each selects investments for its portion of the Fund based on its own investment style and strategy, which are generally intended to complement one another. Sub-advisor H&W employs a disciplined bottom-up, value-oriented investment style with an emphasis on internally generated fundamental research. Sub-advisor Delafield considers factors, including the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, corporate cash flow, balance sheet changes, management capability and practices, and the economic and political outlook.

DELAFIELD
Q: WHAT WERE THE GENERAL MARKET CONDITIONS DURING THIS PERIOD?
A: While general market returns over the 12-month period were healthy at roughly 10%, strength was weighted to the fourth quarter of calendar 2004, with the Russell 2000 Value Index up 13.20% for the three months ended December 31, 2004. Fourth-quarter strength reflected better-than-expected corporate earnings, particularly from companies operating in cyclical industries. Unfortunately, positive stock momentum did not continue into the first quarter of calendar 2005, with the index down 3.98% in the three months ended March 31, 2005.

Q: WHAT WERE POSITIVE ASPECTS OF THE FUND'S PERFORMANCE?
A: The stocks selected by the managers performed well, as the equity only return over the 12-month period ended March 31, 2005 was a positive 25.55%. Our cash position (15% at March 31, 2005) continues to dilute overall performance. However, as is Delafield's discipline, we invest at measured prices in companies, which, hopefully, do not possess much market risk. Our cash position will allow us to take advantage of potential volatility in the marketplace. Given current political and economic crosscurrents, we are not uncomfortable with this position.

Positive performance during the trailing 12 months was broad-based, with the top five investments generating only 6.4 percentage points of the gains for our portion of the portfolio. Walter Industries, Inc. stock was the top performer, advancing 150% as the market focused on the value of its coal reserves within an increasingly tight energy environment. Yellow Roadway Corporation shares were up 60% due to higher-than-expected earnings leverage realized from a major acquisition. In both cases we sold our shares when their increased prices more fully reflected the anticipated positive outlook.

Q: WHAT WERE THE NEGATIVE CONTRIBUTORS TO PERFORMANCE?
A: On the negative side, Maytag Corp. (MYG) impacted the portfolio by 1.1 percentage points. Market share loss and increased material costs led to weaker-than-expected results, and we sold our position. Also, Unisys Corporation
(UIS) and GrafTech International Ltd. (GTI) both missed earnings expectations in the fourth quarter. Together, they hurt our portion of the portfolio by 2.2 percentage points.

Q: WHAT IS YOUR APPROACH AS YOU BEGIN THE NEW FISCAL YEAR?
A: Year-to-date, the markets have not been kind to companies that have experienced slippage versus previous expectations. The economy appears to be sustaining a modest growth trend but looks somewhat fragile. Economic indicators are mixed. It seems that for every piece of positive news there is an offset; whether it be inflation, interest rates, consumer confidence, unemployment claims or factory orders. In this environment, the market could remain uneven.

At Delafield, we anticipate that our focus will remain on identifying special situations. Such investments tend to have performance that more closely parallels the underlying events of the individual company rather than the broad markets. This can cause performance on a quarterly basis to be out of sync with the overall market. We anticipate this will continue to be the case.

HOTCHKIS AND WILEY
Q: WHAT FACTORS INFLUENCED PERFORMANCE IN YOUR PART OF THE FUND DURING THIS PERIOD?
A: During the fiscal year ended March 31, 2005, optimism over the economic recovery was tempered by fears of a rise in inflation and higher interest rates. Record-high crude oil prices, growing trade imbalances, and politics also played a role in dampening equity returns. Despite these factors, the U.S. equity markets managed to close out the year in positive territory. Large-cap stocks had a slight advantage over small-cap stocks while value outperformed growth. In general, stocks that were exposed to oil performed well while industrial companies and companies with interest-rate sensitivity were the worst performers during the year.

Q: WHAT HOLDINGS CONTRIBUTED POSITIVELY TO PERFORMANCE?
A: Relative to the Russell 2000 Value Index, the portfolio's outperformance was primarily from stock selection within the consumer discretionary and energy sectors of the market. In consumer discretionary, homebuilders Beazer Homes USA, Inc. and WCI Communities led the sector as the housing market remained robust. In the energy sector, oil transportation stocks Overseas Shipholding Group and Stelmar Shipping posted strong gains due to higher profit margins resulting from record high crude oil prices.

Q: WHAT WERE THE NEGATIVE ASPECTS TO PERFORMANCE?
A: Conversely, stock selection within the industrials sector hurt performance. In the industrials sector, FLYi, Spherion, Central Freight Lines and USF led the decline as all four posted double digit-losses.

Q: WHAT IS YOUR APPROACH AS YOU BEGIN THE NEW FISCAL YEAR?
A: Currently we are finding value in stocks outside of the energy sector. Although oil may continue to skew equity index returns (higher prices lead to higher weights) and lead to near-term underperformance, we continue to focus on companies with strong fundamentals, sustainable cash flows, and low prices relative to normal earnings. We have found this strategy to offer the potential for superior long-term risk adjusted returns.

PERFORMANCE SUMMARY
  OPTIMUM SMALL CAP VALUE FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Optimum Small Cap Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns
Through March 31, 2005                                 One Year    Lifetime
--------------------------------------------------------------------------------
Class A (Est 8/1/03)
Excluding Sales Charge                                 +16.12      +28.19%
Including Sales Charge                                  +9.46      +23.70%
--------------------------------------------------------------------------------
Class B (Est 8/1/03)
Excluding Sales Charge                                 +15.35      +27.40%
Including Sales Charge                                 +11.35      +25.73%
--------------------------------------------------------------------------------
Class C (Est 8/1/03)
Excluding Sales Charge                                 +15.35      +27.40%
Including Sales Charge                                 +14.35      +27.40%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and are shown both including and excluding the effect of front-end or contingent deferred sales charges. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months after purchase. They are also subject to an annual distribution and service fee of 1%.

The average annual total return for the lifetime and one-year periods ended March 31, 2005 for Optimum Small Cap Value Fund's Institutional Class were 28.55% and 16.35%, respectively. The Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible investors.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Small Cap Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

PERFORMANCE SUMMARY
  OPTIMUM SMALL CAP VALUE FUND

FUND BASICS
As of March 31, 2005
---------------------------------------------------
FUND OBJECTIVE:
The Fund seeks long-term growth of capital.
---------------------------------------------------
TOTAL FUND NET ASSETS:
$59.9 million
---------------------------------------------------
NUMBER OF HOLDINGS:
107
---------------------------------------------------

---------------------------------------------------
FUND START DATE:
August 1, 2003
---------------------------------------------------
SUB-ADVISORS:
Delafield Asset Management (Division of Reich and Tang Asset Management) Hotchkis and Wiley Capital Management LLC
---------------------------------------------------
CUSIP NUMBERS:
Class A                   246118-77-2
Class B                   246118-76-4
Class C                   246118-75-6
Institutional             246118-74-9
---------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
August 1, 2003 (Fund's inception) through March 31, 2005

          SMALL CAP VALUE FUND PERFORMANCE OF $10,000 INVESTMENT CHART
          ------------------------------------------------------------

                           OPTIMUM
                            SMALL
                             CAP                       RUSSELL
                             VALUE                      2000
                            CLASS A                     VALUE
                            SHARES                      INDEX
       8/1/2003              $9,425
      8/31/2003              $9,902                    $10,000
      9/30/2003              $9,813                     $9,885
     10/31/2003             $10,545                    $10,691
     11/30/2003             $10,899                    $11,101
     12/31/2003             $11,366                    $11,503
      1/31/2004             $11,690                    $11,901
      2/29/2004             $12,036                    $12,132
      3/31/2004             $12,281                    $12,300
      4/30/2004             $11,980                    $11,664
      5/31/2004             $12,092                    $11,805
      6/30/2004             $12,654                    $12,405
      7/31/2004             $12,144                    $11,834
      8/31/2004             $12,291                    $11,950
      9/30/2004             $12,688                    $12,423
     10/31/2004             $12,745                    $12,616
     11/30/2004             $13,832                    $13,735
     12/31/2004             $14,352                    $14,063
      1/31/2005             $14,008                    $13,519
      2/28/2005             $14,490                    $13,788
      3/31/2005             $14,259                    $13,503


Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Value Index is an unmanaged index that generally tracks the performance of those stocks in the Russell 2000 Index that have lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Small Cap Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

DISCLOSURE                      For the Period October 1, 2004 to March 31, 2005
  OF FUND EXPENSES


As a shareholder of a fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2004 to March 31, 2005.

ACTUAL EXPENSES
The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

In each case, "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OPTIMUM FIXED INCOME FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                 Expenses
                                                         Beginning      Ending         Paid       During
                                                          Account       Account     Annualized    Period
                                                           Value         Value        Expense   10/1/04 to
                                                          10/1/04       3/31/05        Ratio      3/31/05
----------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000      $1,014.30       1.24%      $6.23
Class B                                                     1,000       1,011.00       1.89%       9.48
Class C                                                     1,000       1,011.00       1.89%       9.48
Institutional Class                                         1,000       1,016.20       0.89%       4.47
----------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000      $1,018.75       1.24%      $6.24
Class B                                                     1,000       1,015.51       1.89%       9.50
Class C                                                     1,000       1,015.51       1.89%       9.50
Institutional Class                                         1,000       1,020.49       0.89%       4.48
----------------------------------------------------------------------------------------------------------

OPTIMUM INTERNATIONAL FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                 Expenses
                                                         Beginning      Ending         Paid       During
                                                          Account       Account     Annualized    Period
                                                           Value         Value        Expense   10/1/04 to
                                                          10/1/04       3/31/05        Ratio      3/31/05
----------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000      $1,116.00       1.98%     $10.45
Class B                                                     1,000       1,112.00       2.63%      13.85
Class C                                                     1,000       1,113.00       2.63%      13.85
Institutional Class                                         1,000       1,118.50       1.63%       8.61
----------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000      $1,015.06       1.98%     $ 9.95
Class B                                                     1,000       1,011.82       2.63%      13.19
Class C                                                     1,000       1,011.82       2.63%      13.19
Institutional Class                                         1,000       1,016.80       1.63%       8.20
----------------------------------------------------------------------------------------------------------

DISCLOSURE                      For the Period October 1, 2004 to March 31, 2005
  OF FUND EXPENSES (CONTINUED)


OPTIMUM LARGE CAP GROWTH FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                 Expenses
                                                         Beginning      Ending         Paid       During
                                                          Account       Account     Annualized    Period
                                                           Value         Value        Expense   10/1/04 to
                                                          10/1/04       3/31/05        Ratio      3/31/05
----------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000      $1,057.00       1.67%     $ 8.56
Class B                                                     1,000       1,053.10       2.32%      11.88
Class C                                                     1,000       1,053.10       2.32%      11.88
Institutional Class                                         1,000       1,058.80       1.32%       6.78
----------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000      $1,016.60       1.67%      $8.40
Class B                                                     1,000       1,013.36       2.32%      11.65
Class C                                                     1,000       1,013.36       2.32%      11.65
Institutional Class                                         1,000       1,018.35       1.32%       6.64
----------------------------------------------------------------------------------------------------------

OPTIMUM LARGE CAP VALUE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                 Expenses
                                                         Beginning      Ending         Paid       During
                                                          Account       Account     Annualized    Period
                                                           Value         Value        Expense   10/1/04 to
                                                          10/1/04       3/31/05        Ratio      3/31/05
----------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000      $1,099.10         1.53%     $ 8.01
Class B                                                     1,000       1,095.70         2.18%      11.39
Class C                                                     1,000       1,095.80         2.18%      11.39
Institutional Class                                         1,000       1,100.70         1.18%       6.18
----------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000      $1,017.30         1.53%     $ 7.70
Class B                                                     1,000       1,014.06         2.18%      10.95
Class C                                                     1,000       1,014.06         2.18%      10.95
Institutional Class                                         1,000       1,019.05         1.18%       5.94
----------------------------------------------------------------------------------------------------------

OPTIMUM SMALL CAP GROWTH FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                 Expenses
                                                         Beginning      Ending         Paid       During
                                                          Account       Account     Annualized    Period
                                                           Value         Value        Expense   10/1/04 to
                                                          10/1/04       3/31/05        Ratio      3/31/05
----------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000      $1,100.20         1.80%     $ 9.43
Class B                                                     1,000       1,097.10         2.45%      12.81
Class C                                                     1,000       1,097.10         2.45%      12.81
Institutional Class                                         1,000       1,102.60         1.45%       7.60
----------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000      $1,015.96         1.80%     $ 9.05
Class B                                                     1,000       1,012.72         2.45%      12.29
Class C                                                     1,000       1,012.72         2.45%      12.29
Institutional Class                                         1,000       1,017.70         1.45%       7.29
----------------------------------------------------------------------------------------------------------

OPTIMUM SMALL CAP VALUE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                 Expenses
                                                         Beginning      Ending         Paid       During
                                                          Account       Account     Annualized    Period
                                                           Value         Value        Expense   10/1/04 to
                                                          10/1/04       3/31/05        Ratio      3/31/05
----------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000      $1,124.00         1.76%     $ 9.32
Class B                                                     1,000       1,120.30         2.41%      12.74
Class C                                                     1,000       1,120.30         2.41%      12.74
Institutional Class                                         1,000       1,125.30         1.41%       7.47
----------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000      $1,016.16         1.76%     $ 8.85
Class B                                                     1,000       1,012.91         2.41%      12.09
Class C                                                     1,000       1,012.91         2.41%      12.09
Institutional Class                                         1,000       1,017.90         1.41%       7.09
----------------------------------------------------------------------------------------------------------

SECTOR ALLOCATION                                           As of March 31, 2005
  OPTIMUM FIXED INCOME FUND


The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
AGENCY ASSET-BACKED SECURITIES                                  0.77%
------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                     12.80%
------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES                              12.29%
------------------------------------------------------------------------
AGENCY OBLIGATIONS                                              1.88%
------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                           2.60%
------------------------------------------------------------------------
CORPORATE BONDS                                                30.66%
------------------------------------------------------------------------
Basic Materials                                                 2.06%
Capital Goods - Manufacturing                                   1.21%
Consumer Cyclical                                               2.83%
Consumer Non-Cyclical                                           2.15%
Energy                                                          1.63%
Finance                                                        10.82%
Media                                                           1.92%
Technology                                                      0.06%
Telecommunications                                              3.49%
Transportation                                                  0.73%
Utilities                                                       3.76%
------------------------------------------------------------------------
MUNICIPAL BONDS                                                 3.26%
------------------------------------------------------------------------
NON-AGENCY ASSET-BACKED SECURITIES                              3.96%
------------------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                  5.49%
------------------------------------------------------------------------
REGIONAL AGENCY                                                 0.16%
------------------------------------------------------------------------
Australia                                                       0.16%
------------------------------------------------------------------------
REGIONAL AUTHORITY                                              0.29%
------------------------------------------------------------------------
Canada                                                          0.29%
------------------------------------------------------------------------
SOVEREIGN AGENCIES                                              1.08%
------------------------------------------------------------------------
Canada                                                          0.17%
Japan                                                           0.91%
------------------------------------------------------------------------
SOVEREIGN DEBT                                                  5.86%
------------------------------------------------------------------------
Argentina                                                       0.23%
Austria                                                         0.25%
Belgium                                                         0.28%
El Salvador                                                     0.19%
France                                                          0.79%
Germany                                                         1.04%


                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
SOVEREIGN DEBT (CONTINUED)
------------------------------------------------------------------------
Italy                                                           0.53%
Mexico                                                          0.17%
Netherlands                                                     0.31%
Norway                                                          0.08%
Peru                                                            0.19%
Poland                                                          0.67%
Russia                                                          0.09%
Sweden                                                          0.30%
United Kingdom                                                  0.50%
Venezuela                                                       0.24%
------------------------------------------------------------------------
SUPRANATIONAL BANKS                                             0.25%
------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                                      15.98%
------------------------------------------------------------------------
COMMON STOCK                                                    0.00%
------------------------------------------------------------------------
PREFERRED STOCK                                                 0.04%
------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                          10.14%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              107.51%
------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS                (7.51)%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

SECTOR ALLOCATION                                           As of March 31, 2005
  (CONTINUED)


The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets.

OPTIMUM INTERNATIONAL FUND
                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   95.90%
------------------------------------------------------------------------
Australia                                                       5.29%
Austria                                                         1.09%
Bahamas                                                         0.60%
Belgium                                                         1.63%
Brazil                                                          0.89%
Canada                                                          3.42%
Czech Republic                                                  0.31%
Finland                                                         0.75%
France                                                         10.25%
Germany                                                         5.26%
Hong Kong                                                       3.53%
India                                                           1.43%
Ireland                                                         1.03%
Italy                                                           3.18%
Japan                                                          16.54%
Mexico                                                          1.80%
Netherlands                                                     3.87%
New Zealand                                                     0.89%
Republic of Korea                                               1.12%
Singapore                                                       1.97%
South Africa                                                    1.69%
Spain                                                           3.89%
Sweden                                                          1.20%
Switzerland                                                     4.14%
United Kingdom                                                 18.91%
United States                                                   1.22%
------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           3.45%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               99.35%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.65%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

OPTIMUM LARGE CAP GROWTH FUND
                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   95.77%
------------------------------------------------------------------------
Basic Industry/Capital Goods                                    8.72%
Business Services                                               4.33%
Consumer Cyclical                                               0.57%
Consumer Durables                                               2.88%
Consumer Non-Durables                                          13.23%
Consumer Services                                               8.42%
Energy                                                          4.21%
Finance                                                        16.94%
Healthcare                                                     17.83%
Technology                                                     16.31%
Transportation & Shipping                                       1.56%
Utilities                                                       0.77%
------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           4.10%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               99.87%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.13%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

SECTOR ALLOCATION                                           As of March 31, 2005
  (CONTINUED)


The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets.

OPTIMUM LARGE CAP VALUE FUND
                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   95.15%
------------------------------------------------------------------------
Basic Materials                                                 7.69%
Capital Goods                                                   6.82%
Communication Services                                          4.26%
Consumer Discretionary                                          3.57%
Consumer Services                                               0.84%
Consumer Staples                                                8.65%
Credit Cyclicals                                                1.03%
Energy                                                         11.32%
Finance                                                        24.60%
Healthcare                                                     10.03%
Industrial                                                      0.71%
Media                                                           5.13%
Technology                                                      4.81%
Transportation                                                  1.26%
Utilities                                                       4.43%
------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           6.56%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              101.71%
------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS                (1.71)%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

OPTIMUM SMALL CAP GROWTH FUND
                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   94.37%
------------------------------------------------------------------------
Basic Industry/Capital Goods                                   11.49%
Business Services                                               8.77%
Consumer Durables                                               0.16%
Consumer Non-Durables                                           8.55%
Consumer Services                                               5.35%
Energy                                                          6.13%
Financial                                                       4.66%
Healthcare                                                     20.14%
Technology/Communications                                       7.48%
Technology/Hardware                                            13.31%
Technology/Software                                             6.37%
Utilities                                                       1.96%
------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           6.10%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              100.47%
------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS                (0.47)%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

SECTOR ALLOCATION                                           As of March 31, 2005
  (CONTINUED)


The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets.

OPTIMUM SMALL CAP VALUE FUND
                                                             PERCENTAGE
SECTOR                                                      OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   89.10%
------------------------------------------------------------------------
Basic Industries                                               15.24%
Business Services                                              11.07%
Capital Spending                                                7.92%
Conglomerates                                                   2.41%
Consumer Cyclical                                               9.08%
Consumer Services                                              11.12%
Consumer Staples                                                0.96%
Energy                                                          4.16%
Financial Services                                              3.34%
Healthcare                                                      1.21%
Real Estate                                                     6.44%
Technology                                                     12.25%
Transportation                                                  3.12%
Utilities                                                       0.78%
------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                          11.11%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              100.21%
------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS                (0.21%)
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

STATEMENT                                              OPTIMUM FIXED INCOME FUND
  OF NET ASSETS                                        March 31, 2005

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

AGENCY ASSET-BACKED SECURITIES - 0.77%
 oFannie Mae Grantor Trust
    Series 2004-T4 A2 3.93% 2/25/20               USD     180,000  $  178,910
    Series 2004-T4 A3 4.42% 8/25/24                       215,000     213,959
 oSLMA Student Loan Trust
    Series 2004-1 A1 2.74% 1/26/15                         36,326      36,348
    Series 2004-3 A3 2.79% 4/25/16                        400,000     400,878
    Series 2004-6 A2 2.74% 1/25/13                        900,000     900,932
    Series 2004-8 A3 2.79% 7/27/15                        725,000     726,519
                                                                   ----------
TOTAL AGENCY ASSET-BACKED SECURITIES
  (cost $2,459,959)                                                 2,457,546
                                                                   ----------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 12.80%
  Fannie Mae
    Series 1996-46 ZA 7.50% 11/25/26                       75,618      80,010
    Series 2001-14 Z 6.00% 5/25/31                        126,417     130,008
    Series 2002-2 MG 6.00% 2/25/17                      1,052,918   1,086,676
    Series 2002-56 MC 5.50% 9/25/17                        79,093      80,133
    Series 2002-90 A1 6.50% 6/25/42                        51,844      53,740
    Series 2002-93 A1 6.50% 3/25/32                        72,050      74,050
    Series 2003-34 DV 4.00% 2/25/22                       690,000     687,097
    Series 2003-92 KH 5.00% 3/25/32                        70,000      68,478
    Series 2003-106 WB 4.50% 10/25/15                     405,000     405,113
    Series 2003-122 TU 4.00% 5/25/16                      570,000     567,978
    Series 2004-8 GD 4.50% 10/25/32                     1,350,000   1,274,461
    Series 2004-29 QG 4.50% 12/25/32                      335,000     318,816
    Series 2004-52 NE 4.50% 7/25/33                       272,000     257,875
    Series 2004-90 PC 5.00% 3/25/27                       120,000     120,049
    Series 2005-1 KZ 5.00% 2/25/35                        181,503     156,058
    Series 2005-14 ME 5.00% 10/25/33                    1,395,000   1,357,929
    Series 2005-22 HE 5.00% 10/25/33                      740,000     719,997
  Fannie Mae Grantor Trust
    Series 1999-T2 A1 7.50% 1/19/39                        73,176      77,059
    Series 2001-T7 A1 7.50% 2/25/41                       368,885     388,311
    Series 2001-T8 A2 9.50% 7/25/41                        40,592      44,482
    Series 2002-T4 A3 7.50% 12/25/41                      287,316     303,091
    Series 2002-T16 A2 7.00% 7/25/42                       37,279      38,954
    Series 2002-T19 A2 7.00% 7/25/42                      503,706     526,556
    Series 2002-T19 A3 7.50% 7/25/42                      474,944     501,795
    Series 2004-T1 1A2 6.50% 1/25/44                      105,486     108,980
    Series 2004-T2 1A3 7.00% 11/25/43                      95,272      99,691
    Series 2004-T3 1A3 7.00% 2/25/44                       47,049      48,978
  Fannie Mae Whole Loan
    Series 2002-W1 2A 7.50% 2/25/42                       271,548     285,597
    Series 2003-W3 1A2 7.00% 8/25/42                      156,387     163,451
    Series 2003-W8 2A 7.00% 10/25/42                      542,146     566,826
    Series 2003-W15 2A3 4.71% 8/25/43                      16,815      16,827
    Series 2003-W18 1A3 4.732% 8/25/43                     67,351      67,442
    Series 2003-W19 1A3 4.783% 11/25/33                    85,000      84,957
    Series 2004-W1 1A3 4.49% 11/25/43                     130,000     130,129
    Series 2004-W2 2A2 7.00% 2/25/44                      243,426     254,694
    Series 2004-W2 5A 7.50% 3/25/44                       729,919     772,288
    Series 2004-W3 A2 3.75% 5/25/34                       405,000     400,000
    Series 2004-W9 2A1 6.50% 2/25/44                      134,928     138,864
    Series 2004-W15 6.00% 8/25/44                         684,022     703,316
  Freddie Mac
    Series 2113 QE 6.00% 11/15/27                          53,981      55,034
    Series 2141 N 5.55% 11/15/27                          552,770     560,203
    Series 2173 Z 6.50% 7/15/29                           447,605     466,732
    Series 2480 EH 6.00% 11/15/31                           1,680       1,698
    Series 2497 BM 5.00% 2/15/22                           10,500      10,512
    Series 2526 CA 5.00% 6/15/16                           88,170      88,941

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
  Freddie Mac (continued)
    Series 2552 KB 4.25% 6/15/27                  USD     996,031  $  993,088
    Series 2612 LJ 4.00% 7/15/22                          331,513     330,334
    Series 2658 PA 3.75% 11/15/07                          14,767      14,783
    Series 2662 DG 5.00% 10/15/22                          25,000      24,565
    Series 2672 TN 4.00% 3/15/23                          190,000     188,975
    Series 2682 LC 4.50% 7/15/32                          110,000     104,881
    Series 2691 MB 4.00% 4/15/22                          531,000     524,364
    Series 2691 ME 4.50% 4/15/32                          274,000     261,346
    Series 2694 QH 4.50% 3/15/32                           76,000      72,486
    Series 2721 PE 5.00% 1/15/23                          100,000      98,475
    Series 2726 PY 3.50% 4/15/26                          640,000     635,022
    Series 2727 PB 4.25% 4/15/23                          215,000     213,139
    Series 2727 PE 4.50% 7/15/32                          295,000     280,973
    Series 2727 PM 4.50% 1/15/34                          165,000     149,362
    Series 2728 TC 4.00% 2/15/23                          235,000     231,472
    Series 2737 XG 4.00% 11/15/22                         120,000     118,229
    Series 2737 YD 5.00% 8/15/32                          140,000     137,304
    Series 2750 NB 4.00% 12/15/22                         388,000     381,949
    Series 2755 LB 4.00% 9/15/23                          517,868     514,024
    Series 2755 LE 4.00% 9/15/30                          508,000     467,121
    Series 2759 AU 3.50% 5/15/19                          226,000     224,218
    Series 2764 TE 5.00% 10/15/32                          35,000      34,157
    Series 2773 EK 3.50% 5/15/10                          599,000     597,539
    Series 2776 ON 4.50% 11/15/32                         305,000     289,507
    Series 2777 PE 5.00% 4/15/33                          585,000     573,196
    Series 2778 JD 5.00% 12/15/32                         570,000     557,046
    Series 2780 TE 5.00% 1/15/33                          785,000     765,292
    Series 2783 PD 5.00% 1/15/33                          276,000     269,639
    Series 2802 NE 5.00% 2/15/33                          600,000     584,722
    Series 2836 EG 5.00% 12/15/32                         755,000     736,592
    Series 2836 QC 5.00% 9/15/22                          700,000     706,708
    Series 2840 OE 5.00% 2/15/33                        1,800,000   1,759,759
    Series 2840 OL 5.00% 11/15/22                         630,000     635,970
    Series 2844 PD 5.00% 12/15/32                         745,000     726,848
    Series 2844 PQ 5.00% 5/15/23                          700,000     708,876
    Series 2849 AJ 5.00% 5/15/18                          380,000     384,873
    Series 2852 YN 3.75% 6/15/24                        1,510,000   1,470,254
    Series 2864 PE 5.00% 6/15/33                        1,095,000   1,071,438
    Series 2881 TE 5.00% 7/15/33                        1,080,000   1,054,346
    Series 2889 OE 5.00% 1/15/30                          195,000     193,009
    Series 2890 PC 5.00% 7/15/30                          265,000     262,295
    Series 2902 LC 5.50% 12/15/17                         220,000     223,981
    Series 2911 BU 5.00% 9/15/23                          975,000     983,141
    Series 2921 NE 5.00% 9/15/33                        1,095,000   1,063,105
    Series 2937 JG 5.00% 8/15/33                        1,410,000   1,375,619
    Series 2938 ND 5.00% 10/15/33                       1,050,000   1,024,673
  Freddie Mac Structured Pass Through Securities
    Series T-41 3A 7.50% 7/25/32                          459,352     483,666
    Series T-54 2A 6.50% 2/25/43                           95,314      98,736
    Series T-56 A2A 2.842% 7/25/36                        164,414     163,118
    Series T-58 1A2 3.108% 5/25/35                        159,751     158,867
    Series T-58 2A 6.50% 9/25/43                           48,376      50,163
    Series T-58 3A 7.00% 9/25/43                          624,548     652,135
    Series T-59 1A2 7.00% 10/25/43                        100,362     105,016
  GNMA
    Series 2003-116 ND 3.75% 6/20/26                      235,000     232,230
    Series 2004-11 QE 5.00% 12/16/32                      405,000     395,050
    Series 2004-30 PD 5.00% 2/20/33                       276,000     272,370
                                                                   ----------
TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (cost $41,445,069)                                               40,973,922
                                                                   ----------

STATEMENT                                              OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

AGENCY MORTGAGE-BACKED SECURITIES - 12.29%
  Fannie Mae
    4.92% 5/1/13                                  USD      25,000  $   25,195
    5.73% 12/1/08                                         100,800     104,643
    5.732% 9/1/14                                       1,518,624   1,598,827
    6.50% 8/1/17                                          263,625     275,159
    6.765% 1/1/07                                         130,769     134,855
    7.13% 1/1/12                                          294,884     306,219
 oFannie Mae ARM 5.119% 1/1/35                            559,766     556,653
  Fannie Mae Relocation 30 yr
    5.00% 11/1/33                                          72,065      71,299
    5.00% 1/1/34                                           56,460      55,736
    5.00% 1/1/34                                          134,551     133,121
    5.00% 2/1/34                                           74,096      73,309
    5.00% 8/1/34                                          153,658     151,690
    5.00% 11/1/34                                         203,665     201,056
    5.00% 11/1/34                                         134,296     132,575
  Fannie Mae S.F. 15 yr TBA
    4.50% 4/15/35                                         660,000     645,356
    5.00% 3/1/35                                        1,510,000   1,509,056
    5.50% 4/1/20                                        1,295,000   1,319,686
  Fannie Mae S.F. 20 yr 5.50% 12/1/24                     676,918     683,476
  Fannie Mae S.F. 30 yr
    4.50% 8/1/33                                          692,114     657,941
    4.50% 10/1/33                                       1,503,553   1,429,315
    5.00% 3/1/34                                          797,463     782,261
    5.00% 3/1/34                                          139,505     136,845
    5.00% 3/1/34                                          778,260     763,425
    5.00% 3/1/35                                          459,499     449,735
    5.00% 3/1/35                                          145,000     141,919
    5.50% 3/1/29                                          290,572     292,388
    5.50% 4/1/29                                          147,285     148,205
    5.50% 12/1/33                                         344,266     345,557
    5.50% 12/1/33                                         151,515     152,083
    5.50% 5/1/34                                          243,280     243,889
    5.50% 11/1/34                                         251,055     251,683
    6.00% 9/1/34                                          763,574     780,993
    6.50% 11/1/33                                          86,665      89,996
    6.50% 11/1/33                                         125,286     130,101
    6.50% 9/1/34                                          440,087     457,003
    7.50% 3/1/32                                            6,787       7,256
    7.50% 4/1/32                                           29,055      31,061
    7.50% 6/1/32                                           45,228      48,351
    7.50% 6/1/34                                          162,352     173,564
  Fannie Mae S.F. 30 yr TBA
    5.00% 4/1/35                                        1,145,000   1,119,595
    5.00% 5/1/35                                        3,330,000   3,246,751
    5.50% 4/1/35                                        8,410,000   8,423,142
    6.00% 4/1/35                                        1,230,000   1,257,291
    6.50% 4/1/35                                        2,205,000   2,288,377
    7.00% 4/1/35                                          835,000     879,881
    7.50% 4/1/35                                          160,000     171,000
 oFreddie Mac ARM 3.732% 4/1/34                           119,266     120,944
  Freddie Mac Relocation 30 yr 5.00% 9/1/33                 8,959       8,872
  Freddie Mac S.F. 15 yr 4.00% 5/1/19                     844,213     808,597
  Freddie Mac S.F. 20 yr
    5.50% 8/1/24                                          957,666     967,841
    5.50% 9/1/24                                        1,141,354   1,153,481

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
  Freddie Mac S.F. 30 yr
    6.00% 10/1/33                                 USD      74,455  $   76,246
    6.50% 9/1/33                                           17,238      17,896
    6.50% 10/1/33                                          23,295      24,183
    6.50% 11/1/33                                         181,253     188,163
    7.00% 11/1/33                                          25,392      26,764
  GNMA
    6.00% 3/20/34                                         220,243     226,437
    6.00% 4/20/34                                         198,516     204,099
    7.00% 8/20/34                                         290,202     306,707
  GNMA S.F. 30 yr
    5.50% 10/15/33                                        120,372     121,651
    6.00% 7/15/34                                         724,395     744,995
    6.00% 8/20/34                                         755,804     776,116
  GNMA S.F. 30 yr 5.00% 4/1/35 TBA                        685,000     675,581
                                                                   ----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (cost $39,497,195)                                               39,326,092
                                                                   ----------
AGENCY OBLIGATIONS - 1.88%
  Fannie Mae
    3.00% 8/15/07                                         455,000     444,111
    3.25% 8/15/08                                         180,000     174,243
    5.00% 4/15/15                                         165,000     166,605
    6.625% 11/15/30                                       315,000     378,891
 ^Fannie Mae 5.485% 10/9/19                             2,260,000   1,042,945
 ^Financing Corporation Fico Strip
    PRN-2 5.031% 11/30/17                                 620,000     327,424
 ^Financing Corporation Fico Strip
    PRN-15 5.240% 3/7/19                                  390,000     190,963
  Freddie Mac 4.875% 3/15/07                              300,000     305,195
 ^Residual Funding Strip Principal Only
    5.047% 10/15/19                                     3,290,000   1,588,811
 ^Resolution Funding Strip Interest Only
    5.209% 1/15/25                                      2,268,000     828,151
    5.24% 10/15/25                                      1,650,000     579,757
                                                                   ----------
TOTAL AGENCY OBLIGATIONS (cost $5,996,109)                          6,027,096
                                                                   ----------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.60%
  Banc of America Commercial Mortgage Securities
    Series 2004-5 A3 4.561% 11/10/41                      125,000     122,661
    Series 2005-1 A3 4.877% 11/10/42                      755,000     758,797
   oSeries 2005-1 AJ 4.999% 11/10/42                    1,160,000   1,162,002
  Bank of America - First Union Commercial
    Mortgage Series 2001-3 A1 4.89% 4/11/37               280,849     282,234
  DLJ Commercial Mortgage Securities
    Series 1998-CF1 A1A 6.14% 2/18/31                     342,613     342,187
 #DLJ Mortgage Acceptance Series 1997-CF2
    A1B 144A 6.82% 10/15/30                               204,965     214,382
  First Union-Lehman Brothers-Bank of America
    Series 1998-C2 A2 6.56% 11/18/35                      360,000     379,265
  GMAC Commercial Mortgage Securities
    Series 1997-C1 A3 6.869% 7/15/29                      330,527     345,898
    Series 1998-C2 A2 6.42% 5/15/35                       390,000     410,984
 oGreenwich Capital Commercial Funding
    Series 2005 GG3 AJ 4.859% 8/10/42                     330,000     322,241
    Series 2005 GG3 B 4.894% 8/10/42                      555,000     541,545
 #Hilton Hotel Pool Trust Series 2000-HLTA A1
    144A 7.055% 10/3/15                                    63,933      68,543

STATEMENT                                              OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
  J.P. Morgan Chase Commercial
    Mortgage Securities
    Series 2002-C1 A3 5.376% 7/12/37              USD     720,000  $  739,454
   oSeries 2002-C2 A2 5.05% 12/12/34                      665,000     668,879
    Series 2003-C1 A2 4.985% 1/12/37                       90,000      90,067
  LB-UBS  Commercial Mortgage Trust
    Series 2002-C1 A4 6.462% 3/15/31                      245,000     267,702
 #Meristar Commercial Mortgage Trust
    Series 1999-C1 C 144A 8.29% 3/3/16                    140,000     151,841
  Merrill Lynch Mortgage Trust
   oSeries 2004-BPC1 A3 4.467% 10/12/41                    85,000      82,984
    Series 2005-GGP1 F 4.351% 11/15/10                    105,000     104,998
   oSeries 2005-MKB2 A4 5.204% 9/12/42                    350,000     351,921
  Nomura Asset Securities
    Series 1998-D6 A1B 6.59% 3/15/30                      330,000     349,562
 #NYC Mortgage Loan Trust
    Series 1996 A3 144A 6.75% 9/25/19                     270,000     297,000
o#STRIPs III Series
    2003-1A 144A 3.308% 3/24/18                            69,443      67,186
 #Tower Series 2004-2A A
    144A 4.232% 12/15/14                                  195,000     190,131
                                                                   ----------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
  (cost $8,443,545)                                                 8,312,464
                                                                   ----------
CORPORATE BONDS - 30.66%
Basic Materials - 2.06%
  Abitibi-Consolidated 6.95% 12/15/06                     290,000     292,900
  Barrick Gold Finance 7.50% 5/1/07                        10,000      10,611
 #BCP Caylux Holdings 144A 9.625% 6/15/14                  52,000      59,540
 #Boise Cascade 144A 7.125% 10/15/14                      285,000     289,988
  Bowater 9.50% 10/15/12                                  200,000     224,500
  Buckeye Technologies 8.00% 10/15/10                     110,000     109,450
  Celulosa Arauco 5.125% 7/9/13                           325,000     311,431
  Fort James 7.75% 11/15/23                               445,000     500,624
 #Huntsman International 144A 7.375% 1/1/15               200,000     200,000
  Lubrizol 4.625% 10/1/09                                  70,000      69,025
  Lyondell Chemical 9.875% 5/1/07                          72,000      74,160
  MDP Acquisitions 9.625% 10/1/12                         300,000     324,000
  Nalco 8.875% 11/15/13                                    95,000     102,125
  Newmont Mining 5.875% 4/1/35                            380,000     373,666
  Norske Skog 8.625% 6/15/11                              275,000     286,000
 #Novelis 144A 7.25% 2/15/15                              115,000     113,275
 #Port Townsend Paper 144A 12.00% 4/15/11                 220,000     221,100
  Potlatch 12.50% 12/1/09                                 175,000     216,848
 #PQ 144A 7.50% 2/15/13                                    65,000      64,350
  Rhodia
    8.875% 6/1/11                                         130,000     127,075
    10.25% 6/1/10                                         120,000     131,400
 #Sappi Papier Holding 144A 6.75% 6/15/12                 650,000     706,068
  Seminis Vegetable Seeds 10.25% 10/1/13                  185,000     219,225
  Smurfit Capital Funding 7.50% 11/20/25                   75,000      72,375
++Solutia 6.72% 10/15/37                                  330,000     275,550
  Stora Enso 7.375% 5/15/11                               440,000     496,361
  Tembec Industries 8.50% 2/1/11                          350,000     333,375
  Temple-Inland 5.003% 5/17/07                            195,000     196,455
  Weyerhaeuser
    7.125% 7/15/23                                         30,000      34,081
    7.375% 3/15/32                                         45,000      52,777

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

CORPORATE BONDS (continued)
Basic Materials (continued)
  Witco
    6.875% 2/1/26                              USD         80,000     $   80,400
    7.75% 4/1/23                                           25,000         25,875
                                                                      ----------
                                                                       6,594,610
                                                                      ----------
Capital Goods - Manufacturing - 1.21%
  Anchor Glass 11.00% 2/15/13                             220,000        199,650
  Armor Holdings 8.25% 8/15/13                            300,000        324,750
 #Bae Systems Series 2001 AT
    144A 7.156% 12/15/11                                  779,963        833,819
  Casella Waste Systems 9.75% 2/1/13                       30,000         33,150
  General Electric 5.00% 2/1/13                           235,000        235,035
  Geo Subordinate 11.00% 5/15/12                          165,000        169,950
 #Graham Packaging 144A 9.875% 10/15/14                   195,000        195,975
  Interface 10.375% 2/1/10                                135,000        151,875
  Interline Brands 11.50% 5/15/11                         298,000        341,210
 #Lone Star Industries 144A 8.85% 6/15/05                  60,000         60,425
 *Mueller Holdings 14.75% 4/15/14                         195,000        135,525
 #Park-Ohio Industries
    144A 8.375% 11/15/14                                   75,000         72,750
  Radnor Holdings
   o9.41% 4/15/09                                         105,000        105,525
    11.00% 3/15/10                                         65,000         48,425
  Trimas 9.875% 6/15/12                                   175,000        179,375
  Tyco International Group
    6.875% 1/15/29                                        531,000        597,033
    7.00% 6/15/28                                         159,000        181,039
                                                                      ----------
                                                                       3,865,511
                                                                      ----------
Consumer Cyclical - 2.83%
 #Accuride 144A 8.50% 2/1/15                              220,000        216,700
  Adesa 7.625% 6/15/12                                    210,000        211,050
 *Advanced Accessory Holdings
    13.25% 12/15/11                                        95,000         28,975
  Advanced Accessory Systems
    10.75% 6/15/11                                        185,000        155,400
  Ameristar Casinos 10.75% 2/15/09                        445,000        488,387
  Argosy Gaming 9.00% 9/1/11                              110,000        120,863
  Auburn Hills Trust 12.375% 5/1/20                        87,000        130,560
  Boyd Gaming 9.25% 8/1/09                                275,000        292,531
 #Buhrmann US 144A 7.875% 3/1/15                           60,000         60,300
  Caesars Entertainment 9.375% 2/15/07                     70,000         74,638
 #Carrols 144A 9.00% 1/15/13                              205,000        212,175
 oCentex 2.993% 8/1/07                                    175,000        175,266
  Corrections Corporation of America
    7.50% 5/1/11                                          238,000        242,165
  CVS
    3.875% 11/1/07                                        240,000        236,683
    4.00% 9/15/09                                         120,000        117,203
  DaimlerChrysler Holdings
   o3.45% 9/10/07                                         220,000        220,416
     4.75% 1/15/08                                        416,000        414,297
 #Denny's 144A 10.00% 10/1/12                             155,000        163,525
  Ford Motor 7.45% 7/16/31                                310,000        281,179
  Gaylord Entertainment 8.00% 11/15/13                    185,000        192,400
  General Motors 8.375% 7/15/33                            75,000         64,335
*#H-Lines Finance Holding
    144A 11.00% 4/1/13                                    155,000        121,675
 #Horizon Lines 144A 9.00% 11/1/12                        100,000        107,000
  Johnson Controls 5.00% 11/15/06                          25,000         25,321
 #Jones Apparel 144A 4.25% 11/15/09                       105,000        100,641

STATEMENT                                              OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

CORPORATE BONDS (continued)
Consumer Cyclical (continued)
  Kansas City Southern Railway
    9.50% 10/1/08                                USD      220,000     $  240,900
 #Knowledge Learning 144A 7.75% 2/1/15                    155,000        150,350
 #Landry's Restaurant 144A 7.50% 12/15/14                 270,000        263,250
  Limited 6.95% 3/1/33                                    235,000        242,505
 #Loehmanns Capital 144A 13.00% 10/1/11                    40,000         39,000
  Lowe's 7.50% 12/15/05                                    50,000         51,306
  Mandalay Resort Group 10.25% 8/1/07                     265,000        289,513
  MGM Mirage 9.75% 6/1/07                                 375,000        405,000
  O'Charleys 9.00% 11/1/13                                130,000        141,700
  OMI 7.625% 12/1/13                                      190,000        198,313
  Penn National Gaming 8.875% 3/15/10                     475,000        505,874
  Pulte Homes 5.20% 2/15/15                               270,000        255,419
  Royal Caribbean Cruises 7.25% 3/15/18                    60,000         63,900
  Seabulk International 9.50% 8/15/13                      90,000        103,950
  Six Flags 9.625% 6/1/14                                  25,000         23,188
  Stena AB 9.625% 12/1/12                                 165,000        183,563
  Target 5.95% 5/15/06                                     75,000         76,571
 *Town Sports International 11.00% 2/1/14                 125,000         74,063
  True Temper Sports 8.375% 9/15/11                       155,000        144,925
 #Ultrapetrol 144A 9.00% 11/24/14                         130,000        121,550
 #Uno Restaurant 144A 10.00% 2/15/11                      155,000        155,775
  Warnaco 8.875% 6/15/13                                  200,000        215,500
  Warner Music Group 7.375% 4/15/14                       175,000        181,125
  Wendy's International 6.35% 12/15/05                     25,000         25,385
  Wheeling Island Gaming 10.125% 12/15/09                 195,000        210,600
 #Wynn Las Vegas 144A 6.625% 12/1/14                      250,000        238,750
                                                                      ----------
                                                                       9,055,660
                                                                      ----------
Consumer Non-Cyclical - 2.15%
  Allied Waste North America 9.25% 9/1/12                 375,000        403,125
  Ameripath 10.50% 4/1/13                                  95,000         95,000
 #Amgen 144A 4.00% 11/18/09                                80,000         78,003
  Archer-Daniels-Midland 8.125% 6/1/12                     55,000         65,945
 #Autopista Del Maipo 144A 7.373% 6/15/22                 350,000        395,901
  Caremark Rx 7.375% 10/1/06                              295,000        307,169
 #Commonwealth Brands 144A
    9.75% 4/15/08                                          10,000         10,750
    10.625% 9/1/08                                        220,000        236,500
  Cott Beverages 8.00% 12/15/11                           300,000        318,750
 #Erac USA Finance 144A 7.35% 6/15/08                      75,000         81,026
  Great Atlantic & Pacific Tea 7.75% 4/15/07              160,000        161,600
 #Highmark 144A 6.80% 8/15/13                             260,000        280,199
 #IMCO Recycling 144A 9.00% 11/15/14                      250,000        263,750
  Kraft Foods
    4.125% 11/12/09                                       230,000        224,156
    5.25% 10/1/13                                         365,000        368,607
    5.625% 11/1/11                                          5,000          5,195
 #Le-Natures 144A 10.00% 6/15/13                          275,000        301,125
  Medco Health Solutions 7.25% 8/15/13                    305,000        337,669
 #Miller Brewing 144A 4.25% 8/15/08                       280,000        277,458
  Nabisco 6.85% 6/15/05                                   105,000        105,679
  National Beef Packing 10.50% 8/1/11                     110,000        112,750
  Pilgrims Pride 9.625% 9/15/11                           215,000        234,350
  Province Healthcare 7.50% 6/1/13                        440,000        491,149
 #Rite Aid 144A 7.50% 1/15/15                             125,000        120,625
  Safeway
    3.80% 8/15/05                                          70,000         69,976
    6.15% 3/1/06                                           15,000         15,271
  UnitedHealth Group 3.375% 8/15/07                       375,000        367,423
  Universal 6.50% 2/15/06                                 100,000        101,953

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

CORPORATE BONDS (continued)
Consumer Non-Cyclical (continued)
  Universal Hospital Services
    10.125% 11/1/11                            USD        240,000     $  247,200
 #US Oncology 144A 10.75% 8/15/14                         210,000        232,050
  UST 6.625% 7/15/12                                       90,000         99,027
 *Vanguard Health 11.25% 10/1/15                          220,000        147,950
 #Warner Chilcott 144A 8.75% 2/1/15                       150,000        151,500
 #WellPoint 144A
    3.75% 12/14/07                                        105,000        103,115
    4.25% 12/15/09                                         85,000         83,068
                                                                      ----------
                                                                       6,895,014
                                                                      ----------
Energy - 1.63%
  Bluewater Finance 10.25% 2/15/12                        260,000        283,400
  CenterPoint Energy Resources
    7.875% 4/1/13                                         280,000        325,058
  Duke Capital 5.668% 8/15/14                             135,000        136,006
  El Paso Natural Gas 7.625% 8/1/10                        55,000         57,949
  El Paso Production Holding 7.75% 6/1/13                 190,000        193,325
  Enterprise Products Operating
    4.00% 10/15/07                                        125,000        122,451
    4.625% 10/15/09                                       100,000         97,685
    7.50% 2/1/11                                          317,000        350,613
 #Enterprise Products Operating 144A
    5.00% 3/1/15                                          327,000        307,128
 #Gazprom OAO 144A 9.625% 3/1/13                          260,000        298,350
  Halliburton 8.75% 2/15/21                               260,000        341,961
 #Hilcorp Energy 144A 10.50% 9/1/10                       255,000        284,325
 #Inergy Finance 144A 6.875% 12/15/14                      90,000         86,850
    Naftogaz Ukrainy 8.125% 9/30/09                       200,000        205,660
    Nexen 5.875% 3/10/35                                  570,000        547,062
    OAO Siberian Oil 10.75% 1/15/09                       515,000        574,224
o#Pemex Project Funding Master Trust
    144A 3.79% 6/15/10                                     20,000         20,450
  Petroleum Geo-Services
    8.00% 11/5/06                                          98,000        100,328
    10.00% 11/5/10                                        197,000        222,118
o#Secunda International 144A 10.66% 9/1/12                165,000        166,238
  Stone Energy 6.75% 12/15/14                              55,000         53,625
  Tennessee Gas Pipeline 8.375% 6/15/32                    55,000         61,396
 #Titan Petrochemical Group
    144A 8.50% 3/18/12                                    125,000        117,500
  USX 9.125% 1/15/13                                       15,000         18,741
  Valero Energy 6.125% 4/15/07                             40,000         41,364
  Valero Logistics Operations 6.05% 3/15/13               190,000        198,290
  Weatherford International 4.95% 10/15/13                 20,000         19,774
                                                                      ----------
                                                                       5,231,871
                                                                      ----------
Finance - 10.82%
  21st Century Insurance 5.90% 12/15/13                   275,000        277,943
 #America Real Estate Partners
    144A 7.125% 2/15/13                                   200,000        197,000
  American General Finance 4.00% 3/15/11                  864,000        821,802
  Amvescap 4.50% 12/15/09                                 350,000        343,632
o#Banco Santander 144A 3.31% 12/9/09                      150,000        150,544
  Bear Stearns 4.65% 7/2/18                               180,000        166,278
 #Berkshire Hathaway Finance 144A
   o2.66% 1/11/08                                         195,000        195,224
    4.125% 1/15/10                                        717,000        700,269
  BF Saul REIT 7.50% 3/1/14                               115,000        119,888
o#Bombardier Capital 144A 4.92% 5/30/05                   120,000        119,910
 #Canadian Oil Sands 144A 4.80% 8/10/09                    75,000         74,557

STATEMENT                                              OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

CORPORATE BONDS (continued)
Finance (continued)
  Citigroup 5.875% 2/22/33                    USD        235,000     $   238,547
  Credit Suisse First Boston USA
    6.125% 11/15/11                                      140,000         148,735
o#DBS Capital Funding 144A 7.657% 3/31/49                260,000         294,881
  Developers Diversified Realty
    4.625% 8/1/10                                         95,000          92,773
    5.25% 4/15/11                                        100,000         100,624
  Downey Financial 6.50% 7/1/14                          290,000         298,683
  E Trade Financial 8.00% 6/15/11                        290,000         300,150
 #Farmers Exchange Capital 144A
    7.05% 7/15/28                                        345,000         361,299
    7.20% 7/15/48                                         80,000          84,266
 #Farmers Insurance Exchange 144A
    6.00% 8/1/14                                         140,000         142,197
    8.625% 5/1/24                                          5,000           6,064
  Finova Group 7.50% 11/15/09                            386,754         169,205
  Ford Motor Credit
    5.625% 10/1/08                                        55,000          52,748
    5.70% 1/15/10                                         45,000          42,431
    5.80% 1/12/09                                        310,000         296,319
    6.875% 2/1/06                                      2,679,000       2,715,969
    7.00% 10/1/13                                        145,000         140,684
  Franklin Resources 3.70% 4/15/08                        45,000          44,241
  General Electric Capital
    2.80% 1/15/07                                        150,000         146,696
    4.875% 3/4/15                                        345,000         337,881
  GMAC
   o3.61% 7/16/07                                        310,000         292,244
    6.75% 1/15/06                                      1,869,000       1,882,366
    6.875% 9/15/11                                       247,000         223,777
    7.75% 1/19/10                                        130,000         124,987
  Goldman Sachs
    4.75% 7/15/13                                        360,000         346,854
    5.125% 1/15/15                                       320,000         313,013
    6.345% 2/15/34                                       230,000         236,513
 #Health Care Services 144A 7.75% 6/15/11                250,000         284,761
  Household Finance 4.125% 11/16/09                      530,000         515,863
  HSBC Bank USA
    3.875% 9/15/09                                       520,000         503,909
    5.875% 11/1/34                                       250,000         252,529
  HSBC Finance 4.125% 3/11/08                          1,460,000       1,449,887
  J.P. Morgan Chase 5.875% 3/15/35                     1,475,000       1,429,332
 #Kazkommerts International 144A
    7.00% 11/3/09                                         85,000          84,363
    8.50% 4/16/13                                        375,000         380,625
  KFW International Finance
    1.75% 3/23/10                             JPY    132,000,000       1,307,397
  LaBranche & Company
    11.00% 5/15/12                            USD        190,000         202,350
 #Liberty Mutual 144A
    5.75% 3/15/14                                         90,000          88,609
    7.00% 3/15/34                                        210,000         216,763
 #Mantis Reef 144A 4.692% 11/14/08                       740,000         732,019
  Marsh & McLennan
   o2.77% 7/13/07                                        400,000         398,368
    5.375% 3/15/07                                       210,000         213,401
  Merrill Lynch
   o4.056% 3/12/07                                       215,000         213,205
    5.00% 1/15/15                                        664,000         644,709
  Mizuho Financial Group 8.375% 12/29/49               1,240,000       1,340,416

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

CORPORATE BONDS (continued)
Finance (continued)
 #Mizuho Financial Group
    144A 5.79% 4/15/14                        USD        175,000     $   177,637
o#Mizuho Preferred Capital
    144A 8.79% 12/29/49                                  245,000         272,350
  Morgan Stanley
   o3.02% 11/24/06                                       105,000         105,175
    4.00% 1/15/10                                        336,000         323,813
    4.75% 4/1/14                                         160,000         152,613
    5.30% 3/1/13                                          25,000          25,182
o#National Capital Trust 1 144A
    5.486% 12/29/49                                      665,000         668,263
 #Nationwide Mutual Insurance 144A
   o5.81% 12/15/24                                       750,000         744,626
    7.875% 4/1/33                                         95,000         114,636
 #NLV Financial 144A 6.50% 3/15/35                       720,000         711,035
  Oesterreichesche Kontrollbank
    1.80% 3/22/10                             JPY    148,000,000       1,468,533
o#Oil Insurance 144A 5.15% 8/15/33            USD        390,000         391,693
 #OMX Timber Finance
    144A 5.42% 1/29/20                                   505,000         495,279
 #Pennsylvania Mutual Life Insurance
    144A 6.65% 6/15/34                                   369,000         399,444
 #PF Export Receivables Master Trust
    144A 6.60% 12/1/11                                   147,663         156,926
  Popular North America 4.25% 4/1/08                     100,000          99,398
  Popular North America Capital Trust
    6.564% 9/15/34                                       115,000         121,581
o#Premium Asset Trust Series 2005-2
    144A 2.95% 2/2/07                                    195,000         195,000
o#Rabobank Capital Funding II
    144A 5.26% 12/29/49                                   35,000          35,217
 oRBS Capital Trust I 4.709% 12/29/49                    120,000         116,076
  Regions Financial 6.375% 5/15/12                        60,000          64,818
  Rentenbank 1.375% 4/25/13                   JPY    165,000,000       1,579,881
  Royal Bank of Scotland
    7.816% 11/29/49                           USD        265,000         271,540
  Tanger Properties 9.125% 2/15/08                       200,000         221,000
o#Twin Reefs 144A 3.77% 12/31/49                         300,000         301,742
  Wells Fargo
   o3.15% 9/28/07                                        310,000         310,547
    4.20% 1/15/10                                        677,000         662,660
 #Westfield Capital 144A 4.375% 11/15/10               1,620,000       1,580,654
                                                                     -----------
                                                                      34,627,019
                                                                     -----------
Media - 1.92%
 JAdelphia Communications 8.125% 7/15/06                 155,000         130,200
  American Media Operations 10.25% 5/1/09                410,000         424,349
  Cenveo 7.875% 12/1/13                                  200,000         179,500
 #Charter Communications
    144A 5.875% 11/16/09                                  65,000          56,306
  Charter Communications Holdings
    10.75% 10/1/09                                       575,000         474,374
   *12.125% 1/15/12                                      310,000         195,300
  Comcast Cable Communications
    8.375% 3/15/13                                       210,000         249,903
  Comcast Cablevision 9.00% 9/1/08                       339,000         382,072
 #Cox Communications 144A 4.625% 1/15/10                 175,000         170,228
  CSC Holdings
    8.125% 8/15/09                                       170,000         180,200
    10.50% 5/15/16                                       340,000         375,700
  Dex Media West 9.875% 8/15/13                          210,000         235,200

STATEMENT                                              OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

CORPORATE BONDS (continued)
Media (continued)
  InterActiveCorp 6.75% 11/15/05              USD         270,000     $  274,027
 oLiberty Media 4.51% 9/17/06                             310,000        314,194
  Lodgenet Entertainment 9.50% 6/15/13                    190,000        208,050
  Mediacom Broadband 11.00% 7/15/13                        75,000         80,625
  Mediacom Capital
    8.50% 4/15/08                                         225,000        228,938
    9.50% 1/15/13                                         225,000        225,563
  Nextmedia Operating 10.75% 7/1/11                       290,000        317,913
  Rogers Cablesystems 11.00% 12/1/15                       75,000         82,125
  Sheridan Acquisition 10.25% 8/15/11                     155,000        165,463
  TCI Communications
    9.875% 6/15/22                                        290,000        409,271
    10.125% 4/15/22                                       144,000        205,735
  Thomson 5.75% 2/1/08                                     85,000         87,676
  Time Warner 8.18% 8/15/07                               240,000        258,627
  Time Warner Entertainment 8.375% 3/15/23                 25,000         30,709
  XM Satellite Radio 12.00% 6/15/10                       180,000        210,600
                                                                      ----------
                                                                       6,152,848
                                                                      ----------
Technology - 0.06%
  Dell 6.55% 4/15/08                                       15,000         15,928
 #Magnachip Semiconductor
    144A 8.00% 12/15/14                                   110,000        113,025
  Stratus Technologies 10.375% 12/1/08                     70,000         69,650
                                                                      ----------
                                                                         198,603
                                                                      ----------
Telecommunications - 3.49%
  Alaska Communications Systems Holdings
    9.875% 8/15/11                                        268,000        284,080
  Alltel 4.656% 5/17/07                                   185,000        186,218
  America Movil 5.75% 1/15/15                             370,000        359,475
  BellSouth 4.75% 11/15/12                                170,000        166,266
  British Telecommunications
    8.875% 12/15/30                                       695,000        928,845
  Centennial Cellular Operating
    10.125% 6/15/13                                       125,000        138,750
  Cincinnati Bell 8.375% 1/15/14                          350,000        346,500
  Deutsche Telekom International Finance
    8.75% 6/15/30                                         147,000        192,823
  GTE 7.90% 2/1/27                                        670,000        721,495
 #Hanarotelecom 144A 7.00% 2/1/12                         200,000        193,920
 *Inmarsat Finance 10.375% 11/15/12                       255,000        181,050
 #Intelsat Bermuda 144A 8.625% 1/15/15                    200,000        205,000
  Insight Midwest 10.50% 11/1/10                          440,000        473,000
  iPCS 11.50% 5/1/12                                       45,000         50,850
 #Iwo Escrow 144A
   o6.32% 1/15/12                                          30,000         30,750
   *10.75% 1/15/15                                         25,000         16,125
  MCI
    6.908% 5/1/07                                         226,000        230,520
    7.688% 5/1/09                                         250,000        260,625
  MetroPCS 10.75% 10/1/11                                  20,000         20,500
  Motorola 4.608% 11/16/07                                195,000        195,628
 #New Skies Satellite 144A 9.125% 11/1/12                 110,000        112,750
  Nextel Communications 5.95% 3/15/14                     400,000        400,000
 #Qwest 144A 7.875% 9/1/11                                 60,000         62,100
 #Qwest Services 144A 14.00% 12/15/10                     255,000        296,438
  Rural Cellular
    9.625% 5/15/08                                        125,000        120,000
    9.875% 2/1/10                                          35,000         35,350

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

CORPORATE BONDS (continued)
Telecommunications (continued)
  SBC Communications
    4.125% 9/15/09                            USD        795,000     $   774,010
    5.625% 6/15/16                                       210,000         211,264
    6.15% 9/15/34                                        285,000         286,497
  Sprint Capital
    4.78% 8/17/06                                         70,000          70,454
    6.375% 5/1/09                                         10,000          10,572
    8.75% 3/15/32                                        300,000         390,385
 #Telcordia Technologies
    144A 10.00% 3/15/13                                  270,000         269,325
  Telecom Italia Capital 5.25% 11/15/13                  115,000         113,810
 #Telecom Italia Capital 144A
    4.00% 1/15/10                                         85,000          81,349
    4.95% 9/30/14                                        455,000         436,658
  Telefonica Europe 7.35% 9/15/05                         15,000          15,258
  Telefonos de Mexico 4.50% 11/19/08                     435,000         428,756
 #Telefonos de Mexico 144A 4.75% 1/27/10               1,135,000       1,108,760
 oUS Lec 10.67% 10/1/09                                   95,000          99,275
  US Unwired 10.00% 6/15/12                              110,000         122,375
 #Valor Telecom Enterprises
    144A 7.75% 2/15/15                                   130,000         130,000
  Verizon New Jersey 5.875% 1/17/12                       60,000          62,316
  Verizon Wireless 5.375% 12/15/06                       200,000         203,831
  Vodafone Group 5.375% 1/30/15                          135,000         136,881
                                                                     -----------
                                                                      11,160,834
                                                                     -----------
Transportation - 0.73%
  American Airlines 6.817% 5/23/11                        65,000          60,420
  Continental Airlines 6.503% 6/15/11                    140,000         134,461
 oCSX 3.05% 8/3/06                                        95,000          95,202
  Delta Air Lines 6.417% 7/2/12                          435,000         452,479
  Deutsche Bahn Finance
    1.65% 12/1/14                             JPY    166,000,000       1,577,641
                                                                     -----------
                                                                       2,320,203
                                                                     -----------
Utilities - 3.76%
 #Allegheny Energy Supply Statutory
  Trust 2001 Series B 144A
    13.00% 11/15/07                           USD         15,000          16,875
  American Electric Power
    6.125% 5/15/06                                        60,000          61,351
 oAtmos Energy 3.035% 10/15/07                           130,000         130,235
  Avista
    7.75% 1/1/07                                          85,000          89,810
    9.75% 6/1/08                                          45,000          51,490
  Calpine 10.50% 5/15/06                                  75,000          74,250
o#Calpine 144A 8.41% 7/15/07                              88,650          76,239
  CC Fund Trust I 6.90% 2/16/07                          660,000         689,742
  CMS Energy 9.875% 10/15/07                             130,000         141,700
  Consolidated Edison 3.625% 8/1/08                       30,000          29,282
  Consumers Energy
    5.00% 2/15/12                                        320,000         316,489
    6.25% 9/15/06                                        340,000         349,669
 #Dayton Power & Light 144A 5.125% 10/1/13                56,000          56,206
  Detroit Edison
    5.05% 10/1/05                                         60,000          60,431
    6.35% 10/15/32                                         5,000           5,455
  Dominion Resources 7.195% 9/15/14                       95,000         107,927
  DTE Energy 6.65% 4/15/09                               475,000         507,348
 #Dynegy Holdings 144A 10.125% 7/15/13                   215,000         235,425
  Elwood Energy 8.159% 7/5/26                             83,297          92,876

STATEMENT                                              OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

CORPORATE BONDS (continued)
Utilities (continued)
 #FPL Energy National
    144A 5.608% 3/10/24                       USD         480,000    $   475,855
  FPL Group Capital 4.086% 2/16/07                        760,000        758,471
 #Holly Energy Partners 144A 6.25% 3/1/15                 250,000        241,250
  Hydro Quebec
    8.40% 1/15/22                                         120,000        164,927
    9.40% 2/1/21                                           35,000         51,100
  Midland Funding II 11.75% 7/23/05                        17,208         17,637
  Midwest Generation
    8.30% 7/2/09                                          190,000        203,775
    8.75% 5/1/34                                          285,000        319,200
++Mirant Americas Generation 7.625% 5/1/06                130,000        147,550
  Nisource Finance 3.20% 11/1/06                           55,000         53,925
 #NRG Energy 144A 8.00% 12/15/13                          236,000        250,750
  Orion Power Holdings 12.00% 5/1/10                       60,000         73,200
  Pacific Gas & Electric 6.05% 3/1/34                     317,000        326,624
  Pacificorp 6.375% 5/15/08                               290,000        306,945
 #Pedernales Electric 144A 6.202% 11/15/32                620,000        672,516
 #Power Contract Financing 144A 5.20% 2/1/06               58,109         58,585
  PP&L Capital Funding 7.75% 4/15/05                      180,000        180,203
  Progress Energy 6.75% 3/1/06                            495,000        507,418
  PSEG Energy Holdings 7.75% 4/16/07                      135,000        139,388
  Puget Energy 7.69% 2/1/11                               250,000        287,432
  Reliant Energy 9.50% 7/15/13                            130,000        142,025
 oScana 3.109% 3/1/08                                     185,000        185,198
  Sempra Energy
   o3.317% 5/21/08                                        240,000        240,793
    4.621% 5/17/07                                        510,000        512,279
  Southern California Edison
   o3.075% 12/13/07                                       190,000        189,912
    6.00% 1/15/34                                         155,000        161,501
  Southern Capital Funding 5.30% 2/1/07                    40,000         41,157
 #Texas Genco 144A 6.875% 12/15/14                        175,000        176,313
 #TXU 144A
    4.80% 11/15/09                                        340,000        329,717
    5.55% 11/15/14                                        550,000        522,798
 #TXU Australia 144A 6.15% 11/15/13                       560,000        596,475
  TXU Electric Delivery 7.00% 5/1/32                       35,000         40,481
  TXU Energy 7.00% 3/15/13                                 20,000         21,921
  Westar Energy 5.95% 1/1/35                              435,000        437,316
  Xcel Energy 7.00% 12/1/10                                80,000         88,200
                                                                     -----------
                                                                      12,015,637
                                                                     -----------
TOTAL CORPORATE BONDS (cost $98,841,881)                              98,117,810
                                                                     -----------
MUNICIPAL BONDS - 3.26%
  Allentown, Pennsylvania
    3.98% 10/1/11 (AMBAC)                                 320,000        305,635
 oArizona Educational Loan Marketing
    Corporation 2004-A A1 3.01% 12/1/13                   998,667        999,602
  Aruba Airport Authority 7.70% 1/1/13 (MBIA)             184,000        201,439
  Augusta, Georgia Water & Sewer Revenue
    5.25% 10/1/39 (FSA)                                   260,000        274,303
 California State
    5.00% 2/1/33                                           60,000         61,090
    5.00% 2/1/33                                            5,000          5,087
  California State Economic Recovery
    5.25% 7/1/13                                          105,000        115,416
  California State University Revenue System
    5.00% 11/1/30 (AMBAC)                                 195,000        202,586

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

MUNICIPAL BONDS (continued)
  Colorado Department of
    Transportation Revenue
    5.00% 12/15/12 (FGIC)                     USD          85,000     $   92,221
    5.00% 12/15/13 (FGIC)                                 255,000        276,856
  Escondido, California Revenue
    5.75% 9/1/25 (MBIA)                                   565,000        580,888
  Fairfield, California Pension Obligation
    5.42% 6/1/34 (AMBAC)                                  765,000        764,495
  Forsyth, Montana Pollution Control Revenue
    (Portland General Project) Series A
    5.20% 5/1/33                                           20,000         20,902
  Golden State, California Tobacco
    Securitization Corporation Settlement
    Revenue Series B 5.50% 6/1/43                          55,000         58,123
  Hoboken, New Jersey General Obligation
    Taxable Series B
    4.26% 2/1/10 (MBIA)                                    60,000         58,872
    5.33% 2/1/18 (MBIA)                                    65,000         65,573
  Hoboken, New Jersey Refunding Taxable
    Pension 6.50% 4/1/26 (MBIA)                            25,000         28,354
  Illinois State Taxable Pension 5.10% 6/1/33             120,000        115,516
  Industry Urban Development Agency
    4.50% 5/1/10 (MBIA)                                   195,000        192,338
  La Quinta Redevelopment Agency
    Tax Allocation
    5.45% 9/1/13 (AMBAC)                                   15,000         15,067
    6.24% 9/1/23 (AMBAC)                                   10,000         10,683
  Los Angeles, California Community
    Redevelopment
    5.60% 7/1/18 (MBIA)                                    80,000         80,307
    5.83% 12/1/17 (FSA)                                   525,000        531,720
  Manchester, New Hampshire Taxable
    Series C 5.375% 12/1/11 (FGIC)                        110,000        113,559
  Metropolitan Washington, District of
    Columbia Airport Authority
    4.62% 10/1/10 (FGIC)                                   15,000         14,930
  New Jersey Economic Development
    Authority Revenue Cigarette Tax
    5.75% 6/15/29                                         100,000        105,132
  New York State Sales Tax Asset
    Receivables 5.25% 10/15/27 (AMBAC)                    155,000        167,237
  New York State Urban Development
    Corporate 5.25% 3/15/34 (FGIC)                        125,000        132,431
  Oregon Local Governments
    3.145% 6/1/06 (AMBAC)                                 325,000        322,108
  Oregon State Taxable Pension
    5.892% 6/1/27                                          65,000         69,854
  Philadelphia, Pennsylvania Authority For
    Industrial Development Retirement
    System Series A 5.64% 4/15/06 (MBIA)                1,103,000      1,121,971
  Puerto Rico Public Buildings Authority
    Revenue (Government Facilities)
    Series I 5.25% 7/1/33                                 120,000        125,906
  Sacramento, California Public Finance
    Authority Series B
    3.82% 12/1/08 (FGIC)                                   85,000         83,884
    5.18% 12/1/13 (FGIC)                                  105,000        105,334
  San Diego Redevelopment Tax Allocation
    Series C 5.81% 9/1/19 (XLCA)                          645,000        659,274
  South Texas Detention Complex
    4.92% 2/1/14 (MBIA)                                 1,150,000      1,135,509

STATEMENT                                              OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

MUNICIPAL BONDS (continued)
   Waterbury, Connecticut Taxable
     Series B 5.43% 4/1/09 (FSA)              USD         564,000    $   574,411
   West Virginia Economic
     Development Authority
     5.37% 7/1/20 (MBIA)                                  590,000        595,770
     6.07% 7/1/26                                          45,000         46,975
                                                                     -----------
TOTAL MUNICIPAL BONDS (cost $10,402,342)                              10,431,358
                                                                     -----------
NON-AGENCY ASSET-BACKED SECURITIES - 3.96%
  #ABSC NIM Trust Series 2004-HE1 A
     144A 7.00% 1/17/34                                    14,075         14,038
   AmeriCredit Automobile Receivables Trust
     Series 2001-D A4 4.41% 11/12/08                      358,691        360,497
     Series 2002-1 A3 4.23% 10/6/06                         5,139          5,140
     Series 2002-A A4 4.61% 1/12/09                       541,116        544,763
   Capital One Auto Finance Trust
     Series 2003-A A4A 2.47% 1/15/10                       20,000         19,595
   Centex Home Equity
     Series 2002-A AF6 5.54% 1/25/32                       65,000         65,804
  #Chase Funding NIM
     Series 2003-6A 144A 5.00% 12/27/35                     2,226          2,226
   Citibank Credit Card Issuance Trust
     Series 2002-A1 A1 4.95% 2/9/09                       305,000        309,413
     Series 2003-A7 A7 4.15% 7/7/17                        65,000         60,970
     Series 2004-A4 3.20% 8/24/09                          75,000         73,222
   Capital One Multi-Asset Execution Trust
    oSeries 2004-B3 B3 3.54% 1/18/22                    1,390,000      1,425,936
     Series 2005-B1 B1 4.90% 12/15/17                     715,000        695,981
   Countrywide Asset-Backed Certificates
    oSeries 2004-9 AF2 3.337% 9/25/23                     115,000        113,441
    oSeries 2004-13 AV2 2.91% 5/25/34                     220,000        220,587
     Series 2004-S1 A2 3.872% 3/25/20                     230,000        227,035
  #Countrywide Asset-Backed Certificates 144A
     Series 2004-1NIM Note 6.00% 5/25/34                   18,092         18,214
     Series 2004-2N N1 NIM 5.00% 2/25/35                  124,753        123,927
     Series 2004-BC1N Note 5.50% 4/25/35                   21,421         21,468
  #Drive Auto Receivables Trust
     Series 2004-1 A3 144A 3.50% 8/15/08                  325,000        321,827
  #First Franklin NIM Trust 144A
     Series 2004-FF6A 5.75% 7/25/34                       212,202        212,998
     Series 2004-FFH4 N1 4.212% 1/21/35                   919,931        919,930
  #GSAA Trust Series 2004-4N
     Note 144A 6.25% 5/25/34                              132,775        132,650
   Honda Automobile Receivables Owners
     Trust Series 2004-2 A4 3.81% 10/15/09                 70,000         69,134
@=#Magnetite Asset Investor
     Series 2003 C1 144A 8.786% 1/31/08                   250,000        257,917
   MBNA Credit Card Master Note Trust
     Series 2004-A4 A4 2.70% 9/15/09                      270,000        262,377
  #MBNA Master Credit Card Trust USA
     Series 2000-D C 144A 8.40% 9/15/09                   110,000        118,414
  oMerrill Lynch Mortgage Investors
     Series 2004-WMC5 A2B2 3.20% 7/25/35                  225,000        225,825
     Series 2005-NC1 A2B 3.07% 10/25/35                    80,000         80,073
     Series 2005-WMC1 A2B 3.07% 9/25/35                   375,000        375,586
   Mid-State Trust
     Series 2004-1 A 6.005% 8/15/37                        66,869         66,613
   MMCA Automobile Trust
     Series 2002-2 A4 4.30% 3/15/10                       231,056        230,875
     Series 2002-2 B 4.67% 3/15/10                        169,768        167,110

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
   Navistar Financial Corporate Owner Trust
     Series 2001-B A4 4.37% 11/17/08          USD           217,058   $  217,334
  oNovastar Home Equity Loan
     Series 2004-4 A2B 2.99% 3/25/35                        230,000      230,870
  #Park Place Securities NIM Trust 144A
     Series 2004-MCW1 A 4.458% 9/25/34                      286,905      286,905
     Series 2004-MHQ1 A 2.487% 12/25/34                     130,754      130,754
     Series 2004-WHQ1 B 3.483% 9/25/34                      640,000      638,656
     Series 2004-WHQ1 D 7.384% 9/25/34                      385,000      389,813
   Renaissance Home Equity Loan Trust
     Series 2004-4 AF2 3.856% 2/25/35                       225,000      222,631
  oResidential Asset Mortgage Products
     Series 2004-RS12 AII2 3.08% 12/25/34                   110,000      110,177
     Series 2004-RZ2 AI3 4.30% 1/25/31                      125,000      124,515
   Residential Asset Securities
     Series 2000-KS5 AI6 7.175% 12/25/31                     74,954       76,356
@=#RHYNO CBO Delaware
     Series 1997-1 A2 144A 6.33% 9/15/09                     60,461       61,110
   #Sail NIM Notes Series 2004-4A A
     144A 5.00% 4/27/34                                     520,556      521,182
   oSaxon Asset Securities Trust
     Series 2005-1 A2B 3.07% 5/25/35                        280,000      280,271
   Structured Asset Securities
     Series 2001-SB1 A2 3.375% 8/25/31                      179,386      170,988
    oSeries 2005-NC1 A7 2.88% 2/25/35                       270,000      270,440
   Vanderbilt Mortgage Finance
     Series 2001-A A4 7.235% 6/7/28                         110,000      115,968
   WFS Financial Owner Trust
     Series 2002-2 A4 4.50% 2/20/10                         115,000      115,695
     Series 2005-1 D 4.09% 8/17/12                          925,000      916,280
   Whole Auto Loan Trust
     Series 2003-1 B 2.24% 3/15/10                           29,316       28,905
                                                                      ----------
TOTAL NON-AGENCY ASSET-BACKED SECURITIES
(cost $12,714,172)                                                    12,652,436
                                                                      ----------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 5.49%
   Bank of America Alternative Loan Trust
     Series 2003-10 2A1 6.00% 12/25/33                       30,364       30,896
     Series 2004-2 1A1 6.00% 3/25/34                         92,384       94,000
     Series 2004-10 1CB1 6.00% 11/25/34                     329,693      335,751
     Series 2005-3 2A1 5.50% 3/25/20                        215,000      218,124
   Bank of America Funding
     Series 2004-3 2A2 5.00% 9/25/19                        150,909      149,777
   Bank of America Mortgage Securities
    oSeries 2003-I 2A4 3.828% 10/25/33                        5,000        4,969
     Series 2004-3 1A2O 4.25% 4/25/34                       622,644      622,417
    oSeries 2004-A 1A1 3.491% 2/25/34                        29,763       29,544
    oSeries 2004-E 1A1 3.532% 6/25/34                        81,212       80,350
    oSeries 2004-G 2A6 4.657% 8/25/34                       125,000      124,752
    oSeries 2005-A 2A1 4.494% 2/25/35                       520,854      516,131
    oSeries 2005-B 2A1 4.428% 3/25/35                       489,718      484,477
   Cendant Mortgage
     Series 2003-1 A6 5.50% 2/25/33                         113,277      113,617
   Citigroup Mortgage Loan Trust
     Series 2003-3 A4 5.50% 3/25/33                         400,000      405,132
     Series 2004-NCM1 1A2 6.50% 6/25/34                     312,909      323,860
     Series 2004-NCM2 1CB2 6.75% 8/25/34                    416,321      432,063
   Countrywide Alternative Loan Trust
     Series 2004-J1 1A1 6.00% 2/25/34                        64,449       65,334
     Series 2004-J2 7A1 6.00% 12/25/33                      104,283      105,521
    oSeries 2004-J7 1A2 4.673% 8/25/34                      175,000      174,842

STATEMENT                                              OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
  Countrywide Home Loan Mortgage
    Pass Through Trust
   oSeries 2001-HYB2 3A1 5.412% 9/19/31       USD             19,412      19,443
    Series 2003-1 1A7 4.50% 3/25/33                            3,491       3,492
   oSeries 2003-21 A1 4.131% 5/25/33                          31,447      31,071
   oSeries 2003-56 3A7B 4.71% 12/25/33                       245,000     241,027
  Credit Suisse First Boston
    Mortgage Securities
    Series 2003-29 5A1 7.00% 12/25/33                         55,846      57,704
    Series 2004-1 3A1 7.00% 2/25/34                           21,241      21,943
 oDeutsche Mortgage Securities
    Series 2004-4 1A2 4.01% 4/25/34                           40,000      39,952
  First Horizon Alternative Mortgage Securities
    Series 2004-FA1 1A1 6.25% 10/25/34                       361,625     370,816
 oFirst Horizon Asset Securities
    Series 2004-AR5 4A1 5.664% 10/25/34                      129,583     131,591
 #GSMPS Mortgage Loan Trust 144A
    Series 1998-3 A 7.75% 9/19/27                             52,016      55,311
    Series 1999-3 A 8.00% 8/19/29                             87,691      93,889
    Series 2005-RP1 1A3 8.00% 1/25/35                        213,418     229,443
    Series 2005-RP1 1A4 8.50% 1/25/35                         98,323     107,053
 oMaster Adjustable Rate Mortgages Trust
    Series 2003-6 1A2 2.981% 12/25/33                         10,000       9,835
  MASTR Alternative Loans Trust
    Series 2003-6 3A1 8.00% 9/25/33                           45,077      46,918
    Series 2003-9 1A1 5.50% 12/25/18                          26,539      26,970
    Series 2004-3 2A1 6.25% 4/25/34                          780,852     799,886
    Series 2004-3 8A1 7.00% 4/25/34                          166,330     170,269
    Series 2004-5 3A1 6.50% 6/25/34                           66,951      68,959
    Series 2004-5 6A1 7.00% 6/25/34                          745,290     755,551
    Series 2005-3 7A1 6.00% 3/31/35                          310,000     315,425
  MASTR Asset Securitization Trust
    Series 2003-6 8A1 5.50% 7/25/33                          177,398     176,455
    Series 2003-9 2A7 5.50% 10/25/33                         710,491     708,191
    Series 2003-11 6A12 4.75% 12/25/33                       370,000     370,797
 #MASTR Reperforming Loan Trust
    Series 2005-1 1A5 144A 8.00% 8/25/34                     310,000     323,924
  Merrill Lynch Mortgage Trust
    Series 2005-GGP1 E 4.33% 11/15/10                        110,000     109,997
 oNomura Asset Acceptance
    Series 2004-AP2 A2 4.099% 7/25/34                         80,000      79,782
  Prime Mortgage Trust
    Series 2004-CL1 1A1 6.00% 2/25/34                         94,872      95,761
  Residential Asset Mortgage Products
    Series 2004-SL1 A3 7.00% 11/25/34                         45,581      46,790
    Series 2004-SL4 A3 6.50% 7/25/32                         193,820     199,449
  Residential Asset Securitization Trust
    Series 2002-A13 A3 5.00% 12/25/17                         77,046      77,206
    Series 2003-A11 A1 4.25% 11/25/33                        507,505     507,503
  Structured Adjusted Rate Mortgage Loan
    Trust Series 2004-18 5A 5.50% 12/25/34                   143,343     144,374
  Structured Asset Securities
   oSeries 2002-22H 1A 6.998% 11/25/32                        34,392      35,330
    Series 2004-12H 1A 6.00% 5/25/34                         286,830     290,236
  Washington Mutual Alternative Mortgage
    Pass-Through Certificates
    Series 2005-1 5A2 6.00% 3/25/20                          173,161     174,785
    Series 2005-1 6A2 6.50% 3/25/35                           52,483      53,746
  Washington Mutual MSC Mortgage
    Pass-Through Certificates
    Series 2001-MS15 SA1 6.00% 1/25/17                         5,575       5,659

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
  Washington Mutual
    Series 2002-S7 4A1 4.50% 11/25/32         USD         20,330     $    20,329
    Series 2002-S8 2A1 4.50% 1/25/18                     237,119         237,317
   oSeries 2003-AR9 1A7 4.058% 9/25/33                   192,977         191,089
   oSeries 2003-AR10 A6 4.076% 10/25/33                  955,000         939,471
   oSeries 2003-AR11 A6 3.985% 10/25/33                1,245,000       1,215,424
   oSeries 2004-AR4 A6 3.808% 6/25/34                    580,000         560,847
   oSeries 2004-AR5 A6 3.858% 6/25/34                    555,000         536,758
   oSeries 2004-AR9 A7 4.225% 8/25/34                    456,000         447,806
    Series 2004-CB2 4A 6.50% 8/25/34                     230,126         238,180
    Series 2004-CB3 1A 6.00% 10/25/34                    312,051         318,690
    Series 2004-CB3 4A 6.00% 10/25/19                    170,398         175,190
   oSeries 2005-AR3 A1 4.661% 3/25/35                    410,262         407,287
 oWells Fargo Mortgage Backed
    Securities Trust
    Series 2004-DD 2A3 4.545% 1/25/35                    245,000         244,033
    Series 2004-DD 2A6 4.545% 1/25/35                    125,000         121,841
    Series 2004-I 1A1 3.391% 7/25/34                     361,761         364,220
    Series 2004-T A1 3.455% 9/25/34                      247,132         245,585
                                                                     -----------
TOTAL NON-AGENCY COLLATERALIZED
  MORTGAGE OBLIGATIONS (cost $17,737,970)                             17,572,157
                                                                     -----------
REGIONAL AGENCY - 0.16%
Australia - 0.16%
  Queensland Treasury 6.00% 6/14/11           AUD        663,000         515,872
                                                                     -----------
TOTAL REGIONAL AGENCY (cost $502,414)                                    515,872
                                                                     -----------
REGIONAL AUTHORITY - 0.29%
Canada - 0.29%
  Province of Ontario 1.875% 1/25/10          JPY     94,000,000         934,725
                                                                     -----------
TOTAL REGIONAL AUTHORITY (cost $938,509)                                 934,725
                                                                     -----------
SOVEREIGN AGENCIES - 1.08%
Canada - 0.17%
  Canada Housing Trust 3.75% 3/15/10          CAD        664,000         544,283
                                                                     -----------
                                                                         544,283
                                                                     -----------
Japan - 0.91%
  Development Bank of Japan
    1.75% 6/21/10                             JPY    132,000,000       1,307,568
  Japan Finance Corporation for
    Municipal Enterprises
    1.35% 11/26/13                            JPY    170,000,000       1,614,803
                                                                     -----------
                                                                       2,922,371
                                                                     -----------
TOTAL SOVEREIGN AGENCIES (cost $3,530,742)                             3,466,654
                                                                     -----------

SOVEREIGN DEBT - 5.86%
Argentina - 0.23%
 oArgentina Government Bonds
    3.01% 8/3/12                              USD        855,000         723,655
                                                                     -----------
                                                                         723,655
                                                                     -----------
Austria - 0.25%
  Austria Government Bond
    5.25% 1/4/11                              EUR        565,000         810,864
                                                                     -----------
                                                                         810,864
                                                                     -----------

STATEMENT                                              OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

SOVEREIGN DEBT (continued)
Belgium - 0.28%
  Belgium Government Bond
    5.75% 3/28/08                             EUR        642,000      $  904,081
                                                                      ----------
                                                                         904,081
                                                                      ----------
El Salvador - 0.19%
  El Salvador Government International
    Bond 8.25% 4/10/32                        USD       610,000         622,830
                                                                      ----------
                                                                         622,830
                                                                      ----------
France - 0.79%
  France Government Bond
    4.00% 4/25/13                             EUR      1,184,000       1,592,045
  French Treasury Note 5.00% 1/12/06          EUR        702,000         928,743
                                                                      ----------
                                                                       2,520,788
                                                                      ----------
Germany - 1.04%
  Deutschland Republic
    4.50% 1/4/13                              EUR      1,173,000       1,632,746
    4.75% 7/4/08                              EUR        671,000         922,436
    5.00% 7/4/11                              EUR        557,000         794,424
                                                                      ----------
                                                                       3,349,606
                                                                      ----------
Italy - 0.53%
  Italy Bouni Poliennali Del Tesoro
    5.00% 8/1/34                              EUR         98,000         142,037
  Italy Government International Bond
    0.65% 3/20/09                             JPY     64,100,000         606,296
    5.75% 7/25/16                             EUR        616,000         939,628
                                                                      ----------
                                                                       1,687,961
                                                                      ----------
Mexico - 0.17%
  Mexico Government International
    Bond 6.75% 9/27/34                        USD        540,000         528,390
                                                                      ----------
                                                                         528,390
                                                                      ----------
Netherlands - 0.31%
  Netherlands Government Bond
    5.75% 2/15/07                             EUR        733,000       1,006,835
                                                                      ----------
                                                                       1,006,835
                                                                      ----------
Norway - 0.08%
  Norway Government Bond
    6.00% 5/16/11                             NOK      1,423,000         252,593
                                                                      ----------
                                                                         252,593
                                                                      ----------
Peru - 0.19%
  Peru Government Bond 8.75% 11/21/33         USD        585,000         611,325
                                                                      ----------
                                                                         611,325
                                                                      ----------
Poland - 0.67%
  Poland Government Bond
    6.00% 5/24/09                             PLZ      3,339,000       1,076,107
    6.25% 10/24/15                            PLZ      3,186,000       1,070,041
                                                                      ----------
                                                                       2,146,148
                                                                      ----------
Russia - 0.09%
  Russian Ministry of Finance
    3.00% 5/14/11                             USD        320,000         268,608
@#Russian Paris Club Participation
    Note 144A 1.925% 8/20/20                  JPY      1,529,420          12,576
                                                                      ----------
                                                                         281,184
                                                                      ----------

                                                     Principal        Market
                                                   Amount(degree)  Value (U.S.$)

SOVEREIGN DEBT (continued)
  Sweden - 0.30%
    Sweden Government Bond
    6.50% 5/5/08                              SEK      3,040,000      $  476,967
    6.75% 5/5/14                              SEK      2,750,000         482,084
                                                                      ----------
                                                                         959,051
                                                                      ----------
United Kingdom - 0.50%
  U.K. Treasury
    4.00% 3/7/09                              GBP        580,450       1,070,676
    4.25% 6/7/32                              GBP        296,000         532,373
                                                                      ----------
                                                                       1,603,049
                                                                      ----------
Venezuela - 0.24%
  Venezuela Government
    International Bond
    6.75% 3/31/20                             USD        500,000         498,471
    9.375% 1/13/34                            USD        260,000         258,050
                                                                      ----------
                                                                         756,521
                                                                      ----------
TOTAL SOVEREIGN DEBT (cost $18,322,659)                               18,764,881
                                                                      ----------
SUPRANATIONAL BANKS - 0.25%
  Inter-American Development Bank
    1.90% 7/8/09                              JPY     80,000,000         795,698
                                                                      ----------
TOTAL SUPRANATIONAL BANKS (cost $781,517)                                795,698
                                                                      ----------
U.S. TREASURY OBLIGATIONS - 15.98%
  U.S. Treasury Bonds
    5.375% 2/15/31                            USD        220,000         239,843
    6.00% 2/15/26                                      3,332,000       3,812,668
  U.S. Treasury Inflation Index Notes
    (infinity)1.625% 1/15/15                           1,562,887       1,540,299
    2.00% 7/15/14                                        794,122         811,384
    2.375% 1/15/25                                       551,333         593,204
    3.00% 7/15/12                                        164,385         180,972
    3.375% 1/15/07                                       168,498         176,943
    3.375% 4/15/32                                       182,629         242,423
  U.S. Treasury Notes
    2.00% 8/31/05                                        785,000         781,934
    2.75% 6/30/06                                      8,989,000       8,901,221
    3.00% 2/15/09                                      8,251,000       7,937,404
    3.25% 1/15/09                                      4,190,000       4,072,814
    3.375% 2/28/07                                     3,895,000       3,867,766
    3.375% 2/15/08                                       510,000         502,510
    3.50% 2/15/10                                      3,000,000       2,912,697
    3.625% 7/15/09                                     3,224,000       3,162,670
    3.875% 2/15/13                                       300,000         289,676
    4.00% 3/15/10                                      3,515,000       3,488,641
    4.00% 2/15/15                                      3,335,000       3,205,248
    5.00% 8/15/11                                      4,249,000       4,415,642
                                                                      ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $51,318,634)                                                  51,135,959
                                                                      ----------
                                                          Number of
                                                            Shares
COMMON STOCK - 0.00%
  MCI                                                         77           1,919
                                                                      ----------
TOTAL COMMON STOCK (cost $1,348)                                           1,919
                                                                      ----------

STATEMENT                                              OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                        Number of     Market
                                                         Shares    Value (U.S.$)

PREFERRED STOCK - 0.04%
  Alamosa Delaware 7.50%                                      50  $     43,413
  Host Marriott Preferred Class B 10.00%                     225         5,652
  Nexen 7.35%                                              3,225        83,721
                                                                  ------------
TOTAL PREFERRED STOCK (cost $135,287)                                  132,786
                                                                  ------------
                                                        Principal
                                                     Amount(degree)
REPURCHASE AGREEMENTS - 10.14%
  With BNP Paribas 2.60% 4/1/05
    (dated 3/31/05, to be repurchased at
    $17,117,236, collateralized by $650,000
    U.S. Treasury Bills due 7/28/05,
    market value $644,381, and $17,011,000
    U.S. Treasury Bills due 8/18/05,
    market value $16,817,486)                 USD     17,116,000    17,116,000
  With UBS Warburg 2.50% 4/1/05
    (dated 3/31/05, to be repurchased
    at $15,340,065, collateralized by
    $1,921,000 U.S. Treasury Notes 6.75%
    due 5/15/05, market value $1,978,593,
    $9,158,000 U.S. Treasury Notes 2.50%
    due 5/31/06, market value $9,158,705,
    and $4,579,000 U.S. Treasury Notes
    2.375% due 8/15/06,
    market value $4,513,723)                          15,339,000    15,339,000
                                                                  ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $32,455,000)                                                32,455,000
                                                                  ------------
TOTAL MARKET VALUE OF SECURITIES - 107.51%
  (cost $345,524,352)                                              344,074,375
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS - (7.51%)                                           (24,032,514)x
                                                                  ------------
NET ASSETS APPLICABLE TO 35,983,717
 SHARES OUTSTANDING - 100.00%                                     $320,041,861
                                                                  ============

Net Asset Value - Optimum Fixed Income Fund
  Class A ($33,251,027 / 3,739,356 Shares)                               $8.89
                                                                         -----
Net Asset Value - Optimum Fixed Income Fund
  Class B ($8,405,319 / 944,568 Shares)                                  $8.90
                                                                         -----
Net Asset Value - Optimum Fixed Income Fund
  Class C ($125,301,177 / 14,076,355 Shares)                             $8.90
                                                                         -----
Net Asset Value - Optimum Fixed Income Fund
  Institutional Class ($153,084,338 / 17,223,438 Shares)                 $8.89
                                                                         -----

COMPONENTS OF NET ASSETS AT MARCH 31, 2005:
Shares of beneficial interest
  (unlimited authorization - no par)                              $320,056,015
Undistributed net investment income                                  1,244,598
Accumulated net realized gain on investments                           173,573
Net unrealized depreciation of investments
  and foreign currencies                                            (1,432,325)
                                                                  ------------
Total net assets                                                  $320,041,861
                                                                  ============

(degree)Principal amount shown is stated in the currency in which each foreign bond is denominated.

AUD - Australian Dollar
CAD - Canadian Dollar
EUR - European Monetary Units
GBP - British Pound Sterling
JPY - Japanese Yen
NOK - Norwegian Kroner
PLZ - Polish Zloty
SEK - Swedish Krona
USD - U.S. Dollar

 #Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 9 in "Notes to Financial Statements."
  (infinity)Fully or partially pledged as collateral for financial futures contracts.
 ^Zero coupon bond. The interest rate shown is the yield at the time of purchase.
++Non-income producing security. Security is currently in default.
 oVariable rate notes. The interest rate shown is the rate as of March 31, 2005. *Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
 @Illiquid Security. See Note 9 in "Notes to Financial Statements." At
  March 31, 2005, 3 securities were deemed illiquid which represented 0.10% of the Fund's net assets.
 JSecurity is currently in default. The issue has missed the maturity date.
  Bankruptcy proceedings are in the process to determine distribution of assets. The date listed is the estimate of when the proceedings will be finalized.
 zOf this amount, $(39,225,017) represents payable for securities purchased as of March 31, 2005.
 =Security is being fair valued in accordance with the Fund's fair valuation policy.
  See Note 1 in "Notes to Financial Statements." At March 31, 2005, 2 securities were fair valued which represented 0.10% of the Fund's net assets.

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Assurance Corporation
ARM - Adjustable Rate Mortgage
CBO - Collateralized Bond Obligation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by the Financial Security Assurance
GNMA - Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
NIM - Net Interest Margin
PRN - Principal Only
REIT - Real Estate Investment Trust
S.F. - Single Family
SLMA - Student Loan Marketing Association
TBA - To be announced
XLCA - Insured by XL Capital Assurance
yr - Year

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  OPTIMUM FIXED INCOME FUND
Net asset value Class A (A)                                               $8.89
Sales charge (4.50% of offering price) (B)                                 0.42
                                                                          -----
Offering price                                                            $9.31
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

STATEMENT                                              OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

The following foreign exchange contracts and futures contracts were outstanding at March 31, 2005:

FOREIGN EXCHANGE CONTRACTS(1)

                                                                                     Unrealized
                                             In Exchange           Settlement       Appreciation
Contracts to Deliver                             For                  Date         (Depreciation)
--------------------                         ------------          ----------      --------------
(3,561,777) European Monetary Units          US$4,600,000           6/28/05          $(28,059)
(297,256,400) Japanese Yen                   US$2,800,000           6/28/05             6,450
                                                                                     --------
                                                                                     $(21,609)
                                                                                     ========

FUTURES CONTRACTS(2)
                              Notional                                            Unrealized
Contracts to                    Cost              Notional        Expiration     Appreciation
to Buy (Sell)                (Proceeds)            Value             Date       (Depreciation)
-------------                ----------           --------        ----------    --------------
18 U.S. Treasury
  10 year Notes             $ 1,948,644         $ 1,966,781          6/05           $18,137
(49) U.S. Treasury
  5 year Notes               (5,238,858)          5,247,594          6/05            (8,736)
(130) U.S. Treasury
  2 year Notes              (26,989,444)         26,895,781          6/05            93,663
50 U.S. Treasury
  Long Bond                   5,626,490           5,568,750          6/05           (57,740)
                                                                                    -------
                                                                                    $45,324
                                                                                    =======

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1) See Note 6 in "Notes to Financial Statements."
(2) See Note 7 in "Notes to Financial Statements."

See accompanying notes

STATEMENT                                             OPTIMUM INTERNATIONAL FUND
  OF NET ASSETS                                       March 31, 2005


                                            Number of          Market
                                             Shares          Value (U.S.$)

COMMON STOCK - 95.90%(DELTA)
Australia - 5.29%
  Amcor                                      121,385          $  671,175
  Coles Myer                                  94,736             688,434
  Foster's Group                             333,470           1,321,089
  Macquarie Bank Limited                       6,329             234,750
  National Australia Bank                     63,626           1,392,983
  Telstra                                    200,638             788,658
  Wesfarmers                                   1,693              51,957
                                                              ----------
                                                               5,149,046
                                                              ----------
Austria - 1.09%
  Erste Bank der Oestereichischen
    Sparkassen                                20,326           1,063,166
                                                              ----------
                                                               1,063,166
                                                              ----------
Bahamas - 0.60%
 +Kerzner International                        9,583             586,767
                                                              ----------
                                                                 586,767
                                                              ----------
Belgium - 1.63%
  Electrabel                                   1,151             516,395
  Fortis Group                                37,636           1,073,814
                                                              ----------
                                                               1,590,209
                                                              ----------
Brazil - 0.89%
  Natura Cosmeticos                           10,308             280,285
  Petroleo Brasiliero ADR                     13,289             587,108
                                                              ----------
                                                                 867,393
                                                              ----------
Canada - 3.42%
  Canadian National Railway                   18,722           1,185,291
 +Research In Motion                           9,163             700,236
  Shoppers Drug Mart                          14,101             470,577
  Talisman Energy                             28,528             976,330
                                                              ----------
                                                               3,332,434
                                                              ----------
Czech Republic - 0.31%
  Cesky Telecom GDR                           15,926             298,613
                                                              ----------
                                                                 298,613
                                                              ----------
Finland - 0.75%
  UPM-Kymmene                                 32,900             729,285
                                                              ----------
                                                                 729,285
                                                              ----------
France - 10.25%
  Compagnie de Saint-Gobain                   15,299             932,108
 +JC Decaux                                   26,391             720,476
  Renault                                      7,656             683,796
  Sanofi-Aventis ADR                          16,517           1,392,785
  Societe Generale                            11,116           1,154,935
  Thomson                                     34,018             917,229
  Total                                       10,961           2,564,679
  Vinci                                       11,197           1,614,031
                                                              ----------
                                                               9,980,039
                                                              ----------
Germany - 5.26%
  Bayer                                       29,584             977,918
  Bayerische Hypo-und Vereinsbank             54,829           1,339,761
  Fresenius                                    7,022             814,502
 +Lanxess                                      2,624              53,778
  RWE                                         24,197           1,463,250
  Schering                                     7,113             473,016
                                                              ----------
                                                               5,122,225
                                                              ----------

                                            Number of           Market
                                              Shares         Value (U.S.$)

COMMON STOCK (continued)
Hong Kong - 3.53%
  CNOOC ADR                                   10,287          $  562,802
  Hang Lung Properties                       309,745             448,765
  Hong Kong Electric                         168,000             747,437
  Shangri-La Asia                            670,246             979,660
  Wharf Holdings                             220,000             695,305
                                                              ----------
                                                               3,433,969
                                                              ----------
India - 1.43%
  ICICI Bank ADR                              26,500             549,080
 #Reliance Industries 144A GDR                33,193             846,422
                                                              ----------
                                                               1,395,502
                                                              ----------
Ireland - 1.03%
  Anglo Irish Bank                            39,923             999,852
                                                              ----------
                                                                 999,852
                                                              ----------
Italy - 3.18%
  Banca Intesa                               425,104           2,160,164
  Raiunione Adriatica di Sicurta              39,896             938,667
                                                              ----------
                                                               3,098,831
                                                              ----------
Japan - 16.54%
  Astellas Pharma                             27,000             914,059
  Canon                                       32,600           1,748,193
  Eisai                                       13,200             448,104
  Fanuc                                        9,099             569,403
  Hitachi                                    101,000             627,335
  KDDI                                           177             876,540
  Keyence                                      3,000             694,987
  Matsushita Electric Industrial              57,000             839,916
  Millea Holdings                                 69           1,003,870
  Mitsubishi Tokyo Financial                     105             910,701
  Promise                                     16,700           1,141,627
  Sony                                         5,100             203,096
  Sumitomo Realty & Development               72,000             868,902
  Takeda Pharmaceutical                       30,000           1,429,703
  Takefuji                                     6,710             451,818
  Toyota Motor                                34,700           1,291,238
  Trend Micro                                 10,500             451,434
  West Japan Railway                             132             537,971
  Yamada Denki                                20,900           1,095,434
                                                              ----------
                                                              16,104,331
                                                              ----------
Mexico - 1.80%
  America Movil  ADR                          16,377             845,053
  Grupo Televisa GDR                          15,380             904,344
                                                              ----------
                                                               1,749,397
                                                              ----------
Netherlands - 3.87%
  ING Groep                                   46,197           1,395,324
  Reed Elsevier                               63,064             950,751
  Royal Dutch Petroleum                       23,742           1,419,424
                                                              ----------
                                                               3,765,499
                                                              ----------
New Zealand - 0.89%
  Telecom Corporation of New Zealand         201,120             867,228
                                                              ----------
                                                                 867,228
                                                              ----------
Republic of Korea - 1.12%
  POSCO ADR                                   12,800             631,808
  Samsung Electronics                            920             453,896
                                                              ----------
                                                               1,085,704
                                                              ----------

STATEMENT                                             OPTIMUM INTERNATIONAL FUND
  OF NET ASSETS (CONTINUED)


                                               Number of        Market
                                                 Shares      Value (U.S.$)

COMMON STOCK (continued)
Singapore - 1.97%
  CapitaLand                                    666,000       $   947,971
  Jardine Matheson                                4,400            76,560
  Oversea-Chinese Banking                       107,000           894,367
                                                              -----------
                                                                1,918,898
                                                              -----------
South Africa - 1.69%
  Sasol                                          70,926         1,649,104
                                                              -----------
                                                                1,649,104
                                                              -----------
Spain - 3.89%
  Banco Santander Central Hispano                81,603           993,293
  Iberdrola                                      44,151         1,154,961
  Telefonica                                     93,889         1,635,759
                                                              -----------
                                                                3,784,013
                                                              -----------
Sweden - 1.20%
  Ericsson Telefonaktiebolget ADR                16,662           469,868
  ForeningsSparbanken                            29,345           693,000
                                                              -----------
                                                                1,162,868
                                                              -----------
Switzerland - 4.14%
  Lonza Group                                    11,270           689,539
 +Swiss Life Holding                              7,142         1,073,330
  UBS                                            26,905         2,271,317
                                                              -----------
                                                                4,034,186
                                                              -----------
United Kingdom - 18.91%
  ARM Holdings                                  355,893           711,220
  Aviva                                          40,035           480,416
  BG Group                                      151,129         1,176,656
  BHP Billiton                                   34,731           466,978
  BOC Group                                      29,238           563,023
  Boots Group                                   102,761         1,210,791
  BP                                            158,708         1,646,553
  Brambles Industries                           138,769           793,272
 +British Energy Group                           93,052           488,410
  EMI Group                                     106,525           476,591
  Enterprise Inns                               117,109         1,699,637
  GKN                                           108,893           522,168
  GlaxoSmithKline                                71,107         1,631,307
  HBOS                                           82,529         1,287,443
  Intercontinental Hotels Group                 133,575         1,561,238
  Lloyds TSB Group                              131,589         1,187,401
  Mitchells & Butlers                            42,730           277,978
  Reckitt Benckiser                              17,881           568,358
  Rio Tinto                                      32,531         1,051,230
  Unilever                                       61,279           606,223
                                                              -----------
                                                               18,406,893
                                                              -----------
United States - 1.22%
 +NTL                                             7,181           457,214
 +Wynn Resorts                                   10,811           732,338
                                                              -----------
                                                                1,189,552
                                                              -----------
TOTAL COMMON STOCK (cost $85,757,630)                          93,365,004
                                                              -----------

                                             Principal           Market
                                               Amount         Value (U.S.$)

REPURCHASE AGREEMENTS - 3.45%
  With BNP Paribas 2.60% 4/1/05
    (dated 3/31/05, to be repurchased
    at $1,768,128, collateralized by
    $67,000 U.S. Treasury Bills due
    7/28/05, market value $66,572, and
    $1,757,000 U.S. Treasury Bills due
    8/18/05, market value $1,737,453)        $1,768,000       $ 1,768,000
  With UBS Warburg 2.50% 4/1/05
    (dated 3/31/05, to be repurchased at
    $1,585,110, collateralized by $198,000
    U.S. Treasury Notes 6.75% due 5/15/05,
    market value $204,413, $946,000
    U.S. Treasury Notes 2.50% due 5/31/06,
    market value $946,207, and $473,000
    U.S. Treasury Notes 2.375%
    due 8/15/06, market value $466,323)       1,585,000         1,585,000
                                                              -----------
TOTAL REPURCHASE AGREEMENTS
    (cost $3,353,000)                                           3,353,000
                                                              -----------

TOTAL MARKET VALUE OF SECURITIES - 99.35%
    (cost $89,110,630)                                         96,718,004
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES - 0.65%                                    634,016
                                                              -----------
NET ASSETS APPLICABLE TO 8,368,645
    SHARES OUTSTANDING - 100.00%                              $97,352,020
                                                              ===========

Net Asset Value - Optimum International Fund
    Class A ($11,299,827 / 968,914 Shares)                         $11.66
                                                                   ------
Net Asset Value - Optimum International Fund
    Class B ($3,386,569 / 293,631 Shares)                          $11.53
                                                                   ------
Net Asset Value - Optimum International Fund
    Class C ($38,516,727/ 3,338,069 Shares)                        $11.54
                                                                   ------
Net Asset Value - Optimum International Fund
    Institutional Class ($44,148,897/ 3,768,031 Shares)            $11.72
                                                                   ------

COMPONENTS OF NET ASSETS AT MARCH 31, 2005:
Shares of beneficial interest
    (unlimited authorization - no par)                        $88,112,579
Accumulated net investment loss                                  (105,091)
Accumulated net realized gain on investments                    1,765,008
Net unrealized appreciation of investments
    and foreign currencies                                      7,579,524
                                                              -----------
Total net assets                                              $97,352,020
                                                              ===========

+Non-income producing security for the year ended March 31, 2005.

(DELTA)Securities have been classified by country origin. Classification by type of business has been presented in Note 11 in "Notes to Financial Statements."

#Securities exempt from registration under Rule 144A of the Securities Act of 1933.
See Note 9 in "Notes to Financial Statements."

SUMMARY OF ABBREVIATIONS:
ADR - American Depositary Receipts
GDR - Global Depositary Receipts

STATEMENT                                             OPTIMUM INTERNATIONAL FUND
  OF NET ASSETS (CONTINUED)


The following foreign currency exchange contracts were outstanding at March 31, 2005:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

                                                                                        Unrealized
Contracts to                                          In Exchange        Settlement     Appreciation
Receive (Deliver)                                         For               Date       (Depreciation)
----------------------                               -------------       ----------   ----------------
21,056 Australian Dollars                            US$   (16,250)        4/1/05           $     10
(2,310,000) British Pounds                           US$ 4,333,730        4/29/05            (24,854)
98,171 British Pounds                                US$  (183,983)        4/1/05              1,535
52,270 British Pounds                                US$   (98,383)        4/4/05                384
121,240 European Monetary Units                      US$  (156,728)        4/1/05                436
16,430 European Monetary Units                       US$   (21,309)        4/4/05                 (9)
3,860,680 Japanese Yen                               US$   (35,985)        4/4/05                 27
(9,585) South African Rand                           US$     1,538         4/1/05                  4
(115,924) New Zealand Dollars                        US$    82,364         4/1/05               (122)
                                                                                            --------
                                                                                            $(22,589)
                                                                                            ========
(1) See Note 6 in "Notes to Financial Statements."

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  OPTIMUM INTERNATIONAL FUND
Net asset value Class A (A)                                              $11.66
Sales charge (5.75% of offering price) (B)                                 0.71
                                                                         ------
Offering price                                                           $12.37
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $75,000 or more.

See accompanying notes

STATEMENT                                          OPTIMUM LARGE CAP GROWTH FUND
  OF NET ASSETS                                    March 31, 2005


                                               Number of        Market
                                                 Shares      Value (U.S.$)

COMMON STOCK - 95.77%
Basic Industry/Capital Goods - 8.72%
  BHP Billiton (Australia)                       95,400       $ 1,316,530
  Caterpillar                                    31,933         2,919,954
  Danaher                                        41,500         2,216,515
  Deere & Co.                                    17,200         1,154,636
  General Electric                              298,410        10,760,664
  Nucor                                           5,500           316,580
  Rio Tinto (United Kingdom)                     32,600         1,053,460
  Tyco International                             70,750         2,391,350
  United Technologies                            25,351         2,577,183
                                                              -----------
                                                               24,706,872
                                                              -----------
Business Services - 4.33%
 +Accenture Limited Class A                      81,200         1,960,979
 +Affiliated Computer Services Class A           34,800         1,852,752
  Automatic Data Processing                      20,600           925,970
  First Data                                     27,900         1,096,749
 +Fiserv                                         27,100         1,078,580
  News Corporation Limited Preferred ADR        104,300         1,764,756
 +Research In Motion                              9,100           695,422
  Sysco                                          28,900         1,034,620
  United Parcel Service Class B                  10,390           755,769
  Vodafone Group (United Kingdom)               301,800           802,735
  Vodafone Group ADR                             11,750           312,080
                                                              -----------
                                                               12,280,412
                                                              -----------
Consumer Cyclical - 0.57%
  Compass Group (United Kingdom)                 92,800           423,516
  Inditex (Spain)                                27,100           810,442
  Kingfisher (United Kingdom)                    70,200           383,389
                                                              -----------
                                                                1,617,347
                                                              -----------
Consumer Durables - 2.88%
  Harley-Davidson                                28,785         1,662,622
  Harman International                           16,047         1,419,518
  KB HOME                                        14,175         1,664,995
  Lennar                                         23,306         1,320,984
  MDC Holdings                                   14,398         1,002,821
 +Toll Brothers                                  13,697         1,080,008
                                                              -----------
                                                                8,150,948
                                                              -----------
Consumer Non-Durables - 13.23%
  Best Buy                                       24,900         1,344,849
  Coca-Cola                                      16,550           689,639
  CVS                                            30,499         1,604,857
  Family Dollar Stores                           15,900           482,724
  Gillette                                       18,600           938,928
  Hermes International (France)                   2,084           419,541
  Home Depot                                     34,350         1,313,544
 +Kohl's                                         27,900         1,440,477
  Lowe's                                         70,747         4,038,946
  NIKE                                           41,832         3,485,024
  PepsiCo                                        22,627         1,199,910
  PETsMART                                       24,100           692,875
  Procter & Gamble                              105,995         5,617,735
 +Starbucks                                      34,605         1,787,694
  Target                                         64,488         3,225,690
  Wal-Mart de Mexico ADR                         11,300           396,154
  Wal-Mart de Mexico Series V (Mexico)           34,000           119,304
  Wal-Mart Stores                                63,900         3,202,029
  Walgreen                                       60,895         2,704,956
  Yum Brands                                     53,875         2,791,264
                                                              -----------
                                                               37,496,140
                                                              -----------

                                               Number of        Market
                                                Shares       Value (U.S.$)

COMMON STOCK (continued)
Consumer Services - 8.42%
 +Apollo Group Class A                           20,380       $ 1,509,343
  Carnival                                       34,450         1,784,855
  Cendant                                        73,000         1,499,420
 +Comcast Special Class A                        54,150         1,808,610
 +eBay                                           16,140           601,376
  EchoStar Communications Class A                25,800           754,650
  Four Seasons Hotels                             5,574           394,082
  International Game Technology                  47,750         1,273,015
 +Liberty Media Class A                         215,100         2,230,587
 +MGM MIRAGE                                     33,767         2,391,379
 +Pixar                                           6,742           657,682
  Royal Caribbean Cruises                        42,791         1,912,330
  Scripps (E.W.)                                 13,520           659,100
 +Time Warner                                    83,100         1,458,405
 +Univision Communications Class A               33,450           926,231
  Viacom Class B                                 26,300           916,029
 +Wynn Resorts                                   45,462         3,079,595
                                                              -----------
                                                               23,856,689
                                                              -----------
Energy - 4.21%
  Baker Hughes                                   35,200         1,566,048
  ChevronTexaco                                  23,500         1,370,285
  Exxon Mobil                                    95,748         5,706,581
  Schlumberger                                   46,700         3,291,416
                                                              -----------
                                                               11,934,330
                                                              -----------
Finance - 16.94%
  ACE Limited                                    14,500           598,415
  American Express                               29,700         1,525,689
  American International Group                   59,100         3,274,731
 +AmeriTrade Holding                             69,100           705,511
  Anglo Irish Bank (Ireland)                     31,100           778,182
  Chicago Mercantile Exchange                     9,536         1,850,270
  Citigroup                                     149,937         6,738,168
  Countrywide Financial                         132,691         4,307,150
 +Credit Suisse Group (Switzerland)              15,840           679,860
  Genworth Financial                             13,900           382,528
  Goldman Sachs Group                            33,601         3,695,774
  Hartford Financial Services                    20,950         1,436,332
  Marsh & McLennan                               15,400           468,468
  Mellon Financial                               26,500           756,310
  Merrill Lynch                                  23,050         1,304,630
  Northern Trust                                 18,500           803,640
  Schwab (Charles)                               69,200           727,292
  SLM                                           110,943         5,529,399
  St. Joe                                        19,690         1,325,137
  State Street                                   50,660         2,214,855
  UBS (Switzerland)                              23,500         1,983,868
  UBS                                            50,188         4,235,867
  UCBH Holdings                                  39,435         1,573,457
  US Bancorp                                     39,500         1,138,390
                                                              -----------
                                                               48,033,923
                                                              -----------
Healthcare - 17.83%
  Aetna                                           5,430           406,979
 +Amgen                                          30,980         1,803,346
 +Biogen Idec                                     8,600           296,786
  Biomet                                         18,550           673,365
 +Elan ADR                                       23,500            76,140
 +Forest Laboratories                             6,490           239,806
 +Genentech                                     133,063         7,532,696
 +Gilead Sciences                                32,960         1,179,968

STATEMENT                                          OPTIMUM LARGE CAP GROWTH FUND
  OF NET ASSETS (CONTINUED)

                                               Number of         Market
                                                Shares        Value (U.S.$)

COMMON STOCK (continued)
Healthcare (continued)
  Johnson & Johnson                              82,319       $  5,528,544
  Medtronic                                      49,383          2,516,064
 +PacifiCare Health Systems                      20,040          1,140,677
  Pfizer                                         98,996          2,600,625
  Quest Diagnostics                               9,484            997,053
 +St. Jude Medical                               44,274          1,593,864
  Stryker                                        16,300            727,143
  Synthes (Switzerland)                          10,760          1,196,155
  Teva Pharmaceutical Industries ADR             24,200            750,200
  UnitedHealth Group                            136,565         13,025,569
 +WellPoint                                      24,761          3,103,791
  Wyeth                                          19,300            814,074
 +Zimmer Holdings                                55,988          4,356,426
                                                              ------------
                                                                50,559,271
                                                              ------------
Technology - 16.31%
  Adobe Systems                                   9,550            641,474
  America Movil ADR                              13,600            701,760
  Analog Devices                                 38,500          1,391,390
 +ASML Holding (Netherlands)                     48,900            825,960
 +Cisco Systems                                  47,600            851,564
 +Corning                                       139,100          1,548,183
 +Crown Castle International                     45,100            724,306
 +Dell                                          169,883          6,526,904
 +Electronic Arts                                62,075          3,214,244
 +EMC                                            55,300            681,296
  General Dynamics                               19,007          2,034,699
 +Google Class A                                  2,300            415,173
  Intel                                          96,300          2,237,049
 +InterActiveCorp                                29,700            661,419
 +Intuit                                         15,850            693,755
 +Juniper Networks                               25,800            569,148
  Lockheed Martin                                35,045          2,139,848
  Maxim Integrated Products                      17,650            721,356
 +Mercury Interactive                            11,100            525,918
  Microsoft                                     168,800          4,079,896
 +Nextel Communications Class A                  36,650          1,041,593
 +Nokia Oyj (Finland)                            51,300            795,342
 +Oracle                                         95,900          1,196,832
  QUALCOMM                                      144,488          5,295,484
 +Red Hat                                        25,200            274,932
  Samsung Electronics (Republic of Korea)         1,900            937,395
  Sony ADR                                       11,117            444,902
  Sprint                                         41,300            939,575
 +Symantec                                       28,500            607,905
  TELUS (Canada)                                  7,200            231,526
  TELUS                                          13,100            403,611
  Texas Instruments                              18,100            461,369
  Xilinx                                         32,400            947,052
 +Yahoo                                          43,700          1,481,430
                                                              ------------
                                                                46,244,290
                                                              ------------
Transportation & Shipping - 1.56%
  FedEx                                          47,043          4,419,690
                                                              ------------
                                                                 4,419,690
                                                              ------------
Utilities - 0.77%
  TXU                                            27,531          2,192,294
                                                              ------------
                                                                 2,192,294
                                                              ------------
TOTAL COMMON STOCK (cost $258,945,104)                         271,492,206
                                                              ------------

                                               Principal         Market
                                                 Amount       Value (U.S.$)

REPURCHASE AGREEMENTS - 4.10%
  With BNP Paribas 2.60% 4/1/05
    (dated 3/31/05, to be repurchased at
    $6,131,443, collateralized by $233,000
    U.S. Treasury Bills due 7/28/05,
    market value $230,830 and $6,094,000
    U.S. Treasury Bills due 8/18/05,
    market value $6,024,344)                    $6,131,000    $  6,131,000
  With UBS Warburg 2.50% 4/1/05
    (dated 3/31/05, to be repurchased at
    $5,495,382, collateralized by $688,000
    U.S. Treasury Notes 6.75% due 5/15/05,
    market value $708,770, $3,281,000
    U.S. Treasury Notes 2.50% due
    5/31/06, market value $3,280,823, and
    $1,640,000 U.S. Treasury Notes 2.375%
    due 8/15/06, market value $1,616,902)        5,495,000       5,495,000
                                                              ------------
TOTAL REPURCHASE AGREEMENTS
    (cost $11,626,000)                                          11,626,000
                                                              ------------

TOTAL MARKET VALUE OF SECURITIES - 99.87%
    (cost $270,571,104)                                        283,118,206
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES - 0.13%                                     370,454
                                                              ------------
NET ASSETS APPLICABLE TO 28,316,610
    SHARES OUTSTANDING - 100.00%                              $283,488,660
                                                              ============

Net Asset Value - Optimum Large Cap Growth Fund
    Class A ($26,252,359 / 2,620,786 Shares)                        $10.02
                                                                    ------
Net Asset Value - Optimum Large Cap Growth Fund
    Class B ($7,603,269 / 767,093 Shares)                           $ 9.91
                                                                    ------
Net Asset Value - Optimum Large Cap Growth Fund
    Class C ($91,433,404 / 9,226,889 Shares)                        $ 9.91
                                                                    ------
Net Asset Value - Optimum Large Cap Growth Fund
    Institutional Class ($158,199,628 / 15,701,842 Shares)          $10.08
                                                                    ------

COMPONENTS OF NET ASSETS AT MARCH 31, 2005:
Shares of beneficial interest
    (unlimited authorization - no par)                        $271,887,157
Accumulated net investment loss                                    (19,460)
Accumulated net realized loss on investments                      (926,858)
Net unrealized appreciation of investments
    and foreign currencies                                      12,547,821
                                                              ------------
Total net assets                                              $283,488,660
                                                              ============

 +Non-income producing security for the year ended March 31, 2005.

SUMMARY OF ABBREVIATIONS:
ADR - American Depositary Receipts

STATEMENT                                          OPTIMUM LARGE CAP GROWTH FUND
  OF NET ASSETS (CONTINUED)


The following foreign currency exchange contracts were outstanding at March 31, 2005:
FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

                                                                                              Unrealized
                                                      In Exchange          Settlement        Appreciation
Contracts to Receive (Deliver)                            For                Date           (Depreciation)
------------------------------------                  -----------       ----------------     -------------
145,037 Australian Dollars                            US$(112,273)          4/1/05             $(268)
(33,867) British Pounds                               US$63,556             4/5/05               445
131,665 Swiss Francs                                  US$(110,652)          4/5/05              (601)
                                                                                               -----
                                                                                               $(424)
                                                                                               =====

(1) See Note 6 in "Notes to Financial Statements."

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  OPTIMUM LARGE CAP GROWTH FUND
Net asset value Class A (A)                                   $10.02
Sales charge (5.75% of offering price) (B)                      0.61
                                                              ------
Offering price                                                $10.63
                                                              ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $75,000 or more.

See accompanying notes

STATEMENT                                           OPTIMUM LARGE CAP VALUE FUND
  OF NET ASSETS                                     March 31, 2005

                                               Number of         Market
                                                 Shares       Value (U.S.$)

COMMON STOCK - 95.15%
Basic Materials - 7.69%
  Air Products & Chemicals                       28,020        $ 1,773,386
  Bayer ADR                                     102,870          3,403,968
  Bowater                                         8,530            321,325
  Dow Chemical                                   66,820          3,330,977
  duPont (E.I.) deNemours                        36,760          1,883,582
  International Paper                            47,530          1,748,629
 +Lanxess (Germany)                               9,375            192,136
  Masco                                          42,250          1,464,808
  Monsanto                                        8,460            545,670
  Newmont Mining                                 44,750          1,890,688
  PPG Industries                                 33,170          2,372,318
  Praxair                                         9,230            441,748
 +Smurfit-Stone Container                        30,220            467,503
 +Syngenta (Switzerland)                         11,540          1,204,736
                                                               -----------
                                                                21,041,474
                                                               -----------
Capital Goods - 6.82%
  Cooper Industries                              13,320            952,646
  Deere & Co.                                    24,705          1,658,447
  Emerson Electric                               22,350          1,451,186
  General Electric                               84,680          3,053,561
  Illinois Tool Works                            14,870          1,331,311
  Lockheed Martin                                41,320          2,522,999
  Northrop Grumman                               64,560          3,484,949
  Parker Hannifin                                14,620            890,650
  Raytheon                                       35,500          1,373,850
  Tyco International                              9,820            331,916
  United Technologies                            15,890          1,615,377
                                                               -----------
                                                                18,666,892
                                                               -----------
Communication Services - 4.26%
  France Telecom ADR                             40,190          1,200,475
  Sprint                                        175,600          3,994,900
  Vodafone Group (United Kingdom)               703,170          1,870,308
  Verizon Communications                        129,270          4,589,085
                                                               -----------
                                                                11,654,768
                                                               -----------
Consumer Discretionary - 3.57%
  Gap                                            75,070          1,639,529
  Hasbro                                         27,630            565,034
 +Kohl's                                         36,990          1,909,793
  Lowe's                                         12,240            698,782
  Target                                         20,530          1,026,911
  TJX                                            47,910          1,180,023
  Wal-Mart Stores                                55,150          2,763,566
                                                               -----------
                                                                 9,783,638
                                                               -----------
Consumer Services - 0.84%
  Marriott International Class A                 10,720            716,739
  McDonald's                                     50,430          1,570,390
                                                               -----------
                                                                 2,287,129
                                                               -----------
Consumer Staples - 8.65%
  Altria Group                                   87,430          5,717,047
  Archer-Daniels-Midland                         66,840          1,642,927
  Cadbury Schweppes ADR                          35,970          1,463,979
  Coca-Cola                                      45,980          1,915,987
  Diageo (United Kingdom)                        46,390            653,985
  Heinz (H.J.)                                   29,630          1,091,569
  Kellogg                                        47,180          2,041,479
  Kimberly-Clark                                 54,140          3,558,621
  Kraft Foods Class A                            30,670          1,013,644

                                               Number of         Market
                                                 Shares       Value (U.S.$)

COMMON STOCK (continued)
Consumer Staples (continued)
  Nestle (Switzerland)                            2,718        $   743,452
  PepsiCo                                        16,030            850,071
  Sara Lee                                       44,480            985,677
  Unilever                                       29,090          1,990,338
                                                               -----------
                                                                23,668,776
                                                               -----------
Credit Cyclicals - 1.03%
  Honda Motor ADR                               112,930          2,827,767
                                                               -----------
                                                                 2,827,767
                                                               -----------
Energy - 11.32%
  BP ADR                                         73,940          4,613,856
  ConocoPhillips                                 55,450          5,979,728
  Devon Energy                                   16,220            774,505
  EOG Resources                                  20,310            989,909
  Exxon Mobil                                    86,870          5,177,452
  GlobalSantaFe                                  10,230            378,919
  Noble                                          22,970          1,291,144
  Royal Dutch Petroleum                          43,740          2,626,150
  Schlumberger                                   33,960          2,393,501
  Total ADR                                      22,840          2,677,533
  Unocal                                         38,770          2,391,721
  Valero Energy                                  23,230          1,702,062
                                                               -----------
                                                                30,996,480
                                                               -----------
Finance - 24.60%
  Aegon                                          35,310            475,273
  AFLAC                                          20,270            755,260
  Allstate                                       55,060          2,976,544
  American Express                               27,370          1,405,997
  Bank of America                               158,606          6,994,524
  Chubb                                          39,850          3,158,910
  CIGNA                                          23,320          2,082,476
  Citigroup                                     171,860          7,723,388
  Fannie Mae                                     39,180          2,133,351
  Franklin Resources                              7,540            517,621
  Freddie Mac                                    49,000          3,096,800
  Goldman Sachs Group                            38,870          4,275,311
  Hartford Financial Services                    44,590          3,057,090
  J.P. Morgan Chase                             138,901          4,805,982
  Lehman Brothers Holdings                       41,840          3,939,654
  MBNA                                           27,670            679,299
  Mellon Financial                               31,760            906,430
  Merrill Lynch                                  67,670          3,830,122
  MetLife                                        76,940          3,008,354
  PNC Financial Services Group                   45,560          2,345,429
  Prudential Financial                           25,730          1,476,902
  Schwab (Charles)                              102,710          1,079,482
  St. Paul Travelers                             50,413          1,851,670
  State Street                                   13,400            585,848
  SunTrust Banks                                 41,310          2,977,212
  Wells Fargo                                    20,400          1,219,920
                                                               -----------
                                                                67,358,849
                                                               -----------
Healthcare - 10.03%
  Abbott Laboratories                            34,620          1,613,984
  Applera - Applied Biosystems                   13,740            271,228
  Bausch & Lomb                                  20,760          1,521,708
  Baxter International                           20,430            694,211
  Bristol-Myers Squibb                          145,620          3,707,484
 +Chiron                                         30,170          1,057,760
  GlaxoSmithKline ADR                            24,700          1,134,224

STATEMENT                                          OPTIMUM LARGE CAP VALUE FUND
  OF NET ASSETS (CONTINUED)                        March 31, 2005

                                               Number of        Market
                                                Shares        Value (U.S.$)

COMMON STOCK (continued)
Healthcare (continued)
  Johnson & Johnson                              35,870       $ 2,409,029
  Lilly (Eli)                                    34,840         1,815,164
  Merck                                          51,610         1,670,616
  Novartis (Switzerland)                          9,740           454,273
  Pfizer                                         11,480           301,580
  Roche Holding (Switzerland)                     8,260           885,099
  Roche Holding ADR                              49,620         2,668,549
  Sanofi-Aventis ADR                             37,450         1,585,633
  Schering-Plough                               138,890         2,520,854
  Wyeth                                          74,350         3,136,083
                                                              -----------
                                                               27,447,479
                                                              -----------
Industrial - 0.71%
  Finning International (Canada)                  5,050           137,295
  Ingersoll-Rand Class A                         14,210         1,131,826
 +Nalco Holding                                  13,030           245,355
  Sandvik (Sweden)                               10,340           429,883
                                                              -----------
                                                                1,944,359
                                                              -----------
Media - 5.13%
  Clear Channel Communications                   72,570         2,501,488
 +Comcast Special Class A                         8,180           273,212
  Disney (Walt)                                 107,690         3,093,934
  Reed Elsevier (United Kingdom)                124,610         1,291,617
 +Time Warner                                   206,190         3,618,634
  Tribune                                        23,600           940,932
  Viacom Class B                                 66,920         2,330,824
                                                              -----------
                                                               14,050,641
                                                              -----------
Technology - 4.81%
 +Accenture                                      93,370         2,254,886
  Analog Devices                                 15,740           568,844
  Equifax                                        33,370         1,024,125
 +Fiserv                                         17,890           712,022
  Hewlett-Packard                                76,480         1,677,971
  Intel                                          45,660         1,060,682
  International Business Machines                13,380         1,222,664
 +Micron Technology                              75,690           782,635
  Motorola                                       73,050         1,093,559
 +NEXTEL Communications Class A                  29,220           830,432
 +Symantec                                       91,210         1,945,509
                                                              -----------
                                                               13,173,329
                                                              -----------
Transportation - 1.26%
  Burlington Northern Santa Fe                   25,960         1,400,023
  CNF                                             5,140           240,501
  Norfolk Southern                               49,010         1,815,820
                                                              -----------
                                                                3,456,344
                                                              -----------
Utilities - 4.43%
  American Electric Power                        32,460         1,105,588
  Cinergy                                        10,010           405,605
  Consolidated Edison                            17,250           727,605
  Dominion Resources                             36,790         2,738,279
  Entergy                                        28,990         2,048,433
  Exelon                                         33,440         1,534,562
  FirstEnergy                                    22,370           938,422
  FPL Group                                       6,610           265,392
  PPL                                            12,940           698,631
  Public Service Enterprise Group                10,460           568,919

                                                      Number of       Market
                                                        Shares     Value (U.S.$)
COMMON STOCK (continued)
Utilities (continued)
  TXU                                                      13,810  $  1,099,690
                                                                   ------------
                                                                     12,131,126
                                                                   ------------
TOTAL COMMON STOCK (cost $244,334,662)                              260,489,051
                                                                   ------------

                                                       Principal
                                                        Amount
REPURCHASE AGREEMENTS - 6.56%
  With BNP Paribas 2.60% 4/1/05
    (dated 3/31/05, to be repurchased
    at $9,470,684, collateralized by
    $360,000 U.S. Treasury Bills due
    7/28/05, market value $356,549, and
    $9,412,000 U.S. Treasury Bills due
    8/18/05, market value $9,305,451)                  $9,470,000     9,470,000
  With UBS Warburg 2.50% 4/1/05
    (dated 3/31/05, to be repurchased
    at $8,488,589, collateralized by
    $1,063,000 U.S. Treasury Notes
    6.75% due 5/15/05, market value
    $1,094,795, $5,067,000 U.S. Treasury
    Notes 2.50% due 5/31/06, market
    value $5,067,695, and $2,534,000
    U.S. Treasury Notes 2.375% due
    8/15/06, market value $2,497,533)                   8,488,000     8,488,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $17,958,000)                                                 17,958,000
                                                                   ------------
TOTAL MARKET VALUE OF SECURITIES - 101.71%
  (cost $262,292,662)                                               278,447,051
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS - (1.71%)                                             (4,687,457)
                                                                   ------------
NET ASSETS APPLICABLE TO 25,290,409
  SHARES OUTSTANDING - 100.00%                                     $273,759,594
                                                                   ============

Net Asset Value - Optimum Large Cap Value Fund
  Class A ($27,523,571 / 2,538,343 Shares)                               $10.84
                                                                         ------
Net Asset Value - Optimum Large Cap Value Fund
  Class B ($8,072,389 / 748,654 Shares)                                  $10.78
                                                                         ------
Net Asset Value - Optimum Large Cap Value Fund
  Class C ($97,822,564 / 9,075,154 Shares)                               $10.78
                                                                         ------
Net Asset Value - Optimum Large Cap Value Fund
  Institutional Class ($140,341,070 / 12,928,258 Shares)                 $10.86
                                                                         ------

Components of Net Assets at March 31, 2005:
Shares of beneficial interest
  (unlimited authorization - no par)                               $253,439,236
Undistributed investment income                                         349,690
Accumulated net realized gain on investments                          3,816,518
Net unrealized appreciation of investments
  and foreign currencies                                             16,154,150
                                                                   ------------
Total net assets                                                   $273,759,594
                                                                   ============

+Non-income producing security for the year ended March 31, 2005.

STATEMENT                                          OPTIMUM LARGE CAP VALUE FUND
  OF NET ASSETS (CONTINUED)

SUMMARY OF ABBREVIATIONS:
ADR - American Depositary Receipts

The following foreign currency exchange contracts were outstanding at March 31, 2005:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

                                                                  Unrealized
                               In Exchange     Settlement        Appreciation
Contracts to Receive              For             Date          (Depreciation)
--------------------           -----------     ----------       ----------------
29,945 British Pounds           US$(56,275)      4/4/05              $306
3,293 Canadian Dollars          US$(2,722)       4/4/05                 1
61,264 Swedish Krona            US$(8,681)       4/4/05               (17)
77,270 Swiss Francs             US$(64,499)      4/4/05                94
                                                                     ----
                                                                     $384
                                                                     ====

(1) See Note 6 in "Notes to Financial Statements."

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  OPTIMUM LARGE CAP VALUE FUND
Net asset value Class A (A)                                   $10.84
Sales charge (5.75% of offering price) (B)                      0.66
                                                              ------
Offering price                                                $11.50
                                                              ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $75,000 or more.

See accompanying notes

STATEMENT                                         OPTIMUM SMALL CAP GROWTH FUND
    OF NET ASSETS                                 March 31, 2005


                                                          Number of     Market
                                                            Shares      Value

Common Stock - 94.37%
Basic Industry/Capital Goods - 11.49%
 +A.S.V.                                                     8,355   $  331,234
 +Ceradyne                                                  26,024      582,157
 +CUNO                                                       3,400      174,726
  Florida Rock Industries                                    5,000      294,100
 +Genlyte Group                                              7,000      629,790
  Kaydon                                                    10,000      314,000
  Mine Safety Appliances                                     8,000      309,920
 +Newpark Resources                                         37,000      217,930
  Nordson                                                   10,000      368,200
 +Nuco2                                                      5,700      149,910
  Pentair                                                   10,000      390,000
 +Petroleum Development                                      5,325      200,699
 +Pride International                                       27,000      670,680
 +Rogers                                                     4,700      188,000
 +Scotts                                                     6,400      449,472
  Spartech                                                  15,000      297,750
 +Trex                                                       6,649      295,282
 +TurboChef Technologies                                    27,443      408,626
 +Waste Connections                                         16,300      566,425
                                                                    -----------
                                                                      6,838,901
                                                                    -----------
Business Services - 8.77%
 +AnswerThink                                               42,800      176,764
 +aQuantive                                                 76,899      851,271
  CDW                                                        5,500      311,740
 +Ceridian                                                  15,000      255,750
  Chicago Bridge & Iron                                      9,500      418,285
 +Desarrolladora Homex ADR                                  19,975      490,986
 +Greenfield Online                                         26,046      511,804
  MAXIMUS                                                   12,000      401,880
 +Pegasus Solutions                                         47,000      555,540
 +Portfolio Recovery Associates                             12,892      438,715
 +SkillSoft ADR                                             75,000      276,000
 +ValueClick                                                50,098      531,540
                                                                    -----------
                                                                      5,220,275
                                                                    -----------
Consumer Durables - 0.16%
 +DHB Industries                                            10,500       92,400
                                                                    -----------
                                                                         92,400
                                                                    -----------
Consumer Non-Durables - 8.55%
 +Aeropostale                                               15,450      505,988
 +Brookstone                                                 5,100       82,722
 +Build-A-Bear Workshop                                     11,741      359,862
 +Central European District                                 27,534      916,606
 +Chico's FAS                                               14,352      405,588
  Christopher & Banks                                        7,950      139,920
 +Deckers Outdoor                                           11,396      407,293
 +Hansen Natural                                            11,594      696,452
 +PETCO Animal Supplies                                     21,300      784,052
 +Sports Authority                                          12,000      330,000
 +USANA Health Sciences                                      9,701      458,857
                                                                    -----------
                                                                      5,087,340
                                                                    -----------
Consumer Services - 5.35%
 +ASK Jeeves                                                 6,359      178,561
  Central Parking                                           45,000      773,100
 +Coinstar                                                  14,000      296,800
 +Ctrip.com International ADR                               11,517      435,918
 +Entravision Communications                                31,300      277,631
 +HealthExtras                                              10,260      170,829
  International Speedway Class A                            12,500      678,125

                                                          Number of     Market
                                                            Shares      Value
COMMON STOCK (continued)
Consumer Services (continued)
 +Spanish Broadcasting Systems Class A                      36,400  $   373,464
                                                                    -----------
                                                                      3,184,428
                                                                    -----------
Energy - 6.13%
 +Carrizo Oil & Gas                                         48,178      818,544
 +FMC Technologies                                          11,000      364,980
 +Pioneer Drilling                                           8,500      117,045
 +Quicksilver Resources                                     10,600      516,538
 +Veritas DGC                                               23,523      704,749
  Western Gas Resources                                     17,800      613,210
 +Whiting Petroleum                                         12,631      515,092
                                                                    -----------
                                                                      3,650,158
                                                                    -----------
Financial - 4.66%
 +AmeriCredit                                               22,500      527,400
 +Euronet Worldwide                                         25,475      727,311
  HCC Insurance Holdings                                    18,700      676,192
 +Markel                                                       500      172,605
  Mercantile Bank                                            2,200       89,936
  TCF Financial                                              8,400      228,060
 +United America Indemnity Class A                           7,000      131,880
 +World Acceptance                                           8,500      216,920
                                                                    -----------
                                                                      2,770,304
                                                                    -----------
Healthcare - 20.14%
 +Able Laboratories                                         13,073      306,693
 +American Healthways                                       12,764      421,467
 +American Science & Engineering                             3,636      162,566
 +Anika Therapeutics                                        17,710      226,688
  Arrow International                                       11,000      377,850
 +Arthrocare                                                 9,950      283,575
 +Bone Care International                                   17,416      451,771
 +Centene                                                   11,782      353,342
 +Connetics                                                 13,138      332,260
 +Coventry Health Care                                       4,495      306,289
 +CTI Molecular Imaging                                     21,600      437,832
  Diagnostic Products                                       14,000      676,200
 +Edwards Lifesciences                                       6,000      259,320
 +Hologic                                                    9,136      291,210
 +Inkine Pharmaceutical                                     26,075       80,833
 +Kensey Nash                                                9,456      256,068
 +Kos Pharmaceuticals                                       12,988      541,340
 +Kyphon                                                    14,978      376,996
 +La Jolla Pharmaceutical                                  125,000       87,500
 +Laserscope                                                11,148      353,838
  LCA-Vision                                                41,698    1,388,544
 +Lifecell                                                  16,575      147,518
 +Lincare Holdings                                           3,500      154,805
 +Merge Technologies                                        20,535      360,389
  NDCHealth                                                  6,300      100,674
 +Neurocrine Biosciences                                    12,600      479,556
 +Par Pharmaceuticals                                       18,500      618,640
 +Salix Pharmaceuticals                                      8,504      140,231
 +SFBC International                                        20,932      737,626
 +United Therapeutics                                        9,099      415,779
 +Ventiv Health                                             25,870      595,010
 +VNUS Medical Technologies                                 23,071      267,162
                                                                    -----------
                                                                     11,989,572
                                                                    -----------
Technology/Communications - 7.48%
 +3Com                                                      70,000      249,200
 +Alvarion                                                  25,566      245,178

STATEMENT                                        OPTIMUM SMALL CAP GROWTH FUND
   OF NET ASSETS (CONTINUED)


                                                          Number of     Market
                                                            Shares      Value

COMMON STOCK (continued)
Technology/Communications (continued)
 +American Tower Class A                                    13,400   $  244,282
 +Andrew                                                    18,200      213,122
 +AudioCodes                                                40,253      453,249
 +Catapult Communications                                    5,560      118,706
 +Crown Castle International                                18,400      295,504
 +Ixia                                                      34,305      610,286
 +RADVision                                                 25,037      316,968
 +RightNow Technologies                                     28,923      354,596
 +SafeNet                                                   16,010      469,253
 +Symmetricom                                               25,000      277,250
 +Tellabs                                                   40,000      292,000
 +Western Wireless Class A                                   8,200      311,272
                                                                    -----------
                                                                      4,450,866
                                                                    -----------
Technology/Hardware - 13.31%
 +Aviall                                                    17,000      476,000
  BEI Technologies                                           4,656      111,604
  CTS                                                       37,000      481,000
 +Entegris                                                  70,000      692,300
 +ESCO Technologies                                          9,000      723,150
 +IXYS                                                      20,000      228,800
 +M-Systems Flash Disk Pioneers                             20,048      441,858
 +PDF Solutions                                             11,263      157,682
 +Pericom Semiconductor                                     42,300      362,511
 +PowerDsine                                                41,995      429,609
 +Rudolph Technologies                                      16,429      247,421
 +SeaChange International                                    9,300      120,435
 +Sigmatel                                                  17,958      672,168
 +Silicon Image                                             32,189      323,821
  Symbol Technologies                                       40,000      579,600
 +Synaptics                                                 11,501      266,823
 +Tessera Technologies                                      30,392    1,313,847
 +UNOVA                                                     14,000      289,100
                                                                    -----------
                                                                      7,917,729
                                                                    -----------
Technology/Software - 6.37%
 +Altiris                                                   22,528      537,293
 +Aspect Communications                                     50,000      520,500
 +Audible                                                   25,529      345,152
 +Digital River                                             16,271      507,004
 +E.Piphany                                                 21,900       77,745
 +eCollege.com                                               1,500       19,410
 +Indus International                                       80,000      195,200
 +Integrated Circuit Systems                                 9,800      187,376
 +JDA Software Group                                         8,600      120,744
 +MAPICS                                                    29,400      374,262
 +MTC Technologies                                          10,659      346,418
 +Novell                                                    50,400      300,384
 +Ulticom                                                   23,093      257,025
                                                                    -----------
                                                                      3,788,513
                                                                    -----------
Utilities - 1.96%
  Northeast Utilities                                       27,000      520,290
  Oneok                                                     21,000      647,220
                                                                    -----------
                                                                      1,167,510
                                                                    -----------
TOTAL COMMON STOCK (cost $49,994,470)                                56,157,996
                                                                    -----------

                                                          Principal     Market
                                                           Amount       Value
REPURCHASE AGREEMENTS - 6.10%
  With BNP Paribas 2.60% 4/1/05 (dated
    3/31/05, to be repurchased at $1,913,138,
    collateralized by $73,000 U.S. Treasury
    Bills due 7/28/05, market value $72,033,
    and $1,902,000 U.S. Treasury Bills due
    8/18/05, market value $1,879,952)                   $1,913,000  $ 1,913,000
With UBS Warburg 2.50% 4/1/05
  (dated 3/31/05, to be repurchased at
  $1,715,119, collateralized by $215,000
  U.S. Treasury Notes 6.75% due 5/15/05,
  market value $221,178, $1,024,000
  U.S. Treasury Notes 2.50% due 5/31/06,
  market value $1,023,811, and $512,000
  U.S. Treasury Notes 2.375%
  due 8/15/06, market value $504,569)                    1,715,000    1,715,000
                                                                    -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $3,628,000)                                                   3,628,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES - 100.47%
  (cost $53,622,470)                                                 59,785,996
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS - (0.47%)                                               (277,636)
                                                                    -----------
NET ASSETS APPLICABLE TO 5,066,910
  SHARES OUTSTANDING - 100.00%                                      $59,508,360
                                                                    ===========

Net Asset Value - Optimum Small Cap Growth Fund
  Class A ($6,132,889 / 521,851 Shares)                                  $11.75
                                                                    -----------
Net Asset Value - Optimum Small Cap Growth Fund
  Class B ($1,665,497 / 143,117 Shares)                                  $11.64
                                                                    -----------
Net Asset Value - Optimum Small Cap Growth Fund
  Class C ($19,882,914 / 1,708,460 Shares)                               $11.64
                                                                    -----------
Net Asset Value - Optimum Small Cap Growth Fund
  Institutional Class ($31,827,060 / 2,693,482 Shares)                   $11.82
                                                                    -----------

COMPONENTS OF NET ASSETS AT MARCH 31, 2005:
Shares of beneficial interest
  (unlimited authorization - no par)                                $54,688,002
Accumulated net realized loss on investments                         (1,343,168)
Net unrealized appreciation of investments                            6,163,526
                                                                    -----------
Total net assets                                                    $59,508,360
                                                                    ===========

+Non-income producing security for the year ended March 31, 2005.

ADR - American Depositary Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  OPTIMUM SMALL CAP GROWTH FUND
Net asset value Class A (A)                                              $11.75
Sales charge (5.75% of offering price) (B)                                 0.72
                                                                    -----------
Offering price                                                           $12.47
                                                                    ===========

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $75,000 or more.

See accompanying notes

STATEMENT                                      OPTIMUM SMALL CAP VALUE FUND
    OF NET ASSETS                              March 31, 2005




                                                           Number of    Market
                                                             Shares     Value

COMMON STOCK - 89.10%
Basic Industries - 15.24%
  Agrium                                                    38,500   $  702,625
 +Aleris International                                      27,000      673,650
 +Algoma Steel                                               7,400      200,318
  Commercial Metals                                          3,000      101,670
  Cytec Industries                                          13,500      732,375
  Engelhard                                                 19,000      570,570
 +FMC                                                        7,500      400,875
  Fuller (H.B.)                                             14,000      406,000
 +GrafTech International                                    80,000      455,200
 +Hercules                                                  41,000      593,680
  Longview Fibre                                            61,400    1,151,864
  Lubrizol                                                  20,100      816,864
 +Material Sciences                                         27,000      363,150
 +Pioneer Companies                                          6,100      138,470
  Pope & Talbot                                             26,000      457,080
  Smith (A.O.)                                              15,000      433,050
  Sonoco Products                                           22,000      634,700
  St. Joe                                                    4,500      302,850
                                                                    -----------
                                                                      9,134,991
                                                                    -----------
Business Services - 11.07%
  Bowne & Company                                           51,200      770,048
  Donnelley (R.R.) & Sons                                   20,000      632,400
  Harland (John H.)                                          8,000      274,880
  IKON Office Solutions                                     22,300      220,547
  Kelly Services                                            35,100    1,010,529
 +PHH                                                       57,900    1,266,273
 +ProQuest                                                  10,000      361,500
 +R.H. Donnelley                                             5,100      296,259
 +Spherion                                                  89,600      671,104
 +Valassis Communications                                   32,300    1,129,208
                                                                    -----------
                                                                      6,632,748
                                                                    -----------
Capital Spending - 7.92%
  Acuity Brands                                             22,000      594,000
 +Allied Waste Industries                                   45,000      328,950
  Ametek                                                    10,000      402,500
  Crane                                                     15,500      446,245
  Federal Signal                                            32,000      485,440
 +Flowserve                                                 18,000      465,660
  Harsco                                                     4,000      238,440
  Kennametal                                                19,000      902,310
 +Navistar International                                    16,000      582,400
 +Team                                                      15,000      300,000
                                                                    -----------
                                                                      4,745,945
                                                                    -----------
Conglomerates - 2.41%
  Honeywell International                                   19,000      706,990
  SPX                                                       17,000      735,760
                                                                    -----------
                                                                      1,442,750
                                                                    -----------
Consumer Cyclical - 9.08%
  Beazer Homes USA                                          11,500      573,390
  ElkCorp                                                    8,600      330,756
  Furniture Brands International                            56,100    1,223,541
 +Hayes Lemmerz International                               32,000      166,400
  M/I Homes                                                  8,300      406,119
  Newell Rubbermaid                                         35,000      767,900
  Stanley Works                                              7,000      316,890
 +WCI Communities                                           41,100    1,236,288

                                                           Number of    Market
                                                             Shares     Value
Common Stock (continued)
Consumer Cyclical (continued)
 +William Lyon Homes                                         5,500   $  421,850
                                                                    -----------
                                                                      5,443,134
                                                                    -----------
Consumer Services - 11.12%
 +BJ's Wholesale Club                                       10,200      316,812
  Callaway Golf                                             23,800      304,640
  Delta Apparel                                             15,000      444,000
  Foot Locker                                               39,000    1,142,700
 +Group 1 Automotive                                        15,400      405,020
  Jones Apparel Group                                       28,000      937,720
 +Lodgian                                                   41,800      428,450
 +Magna Entertainment Class A                               58,300      357,962
 +Papa John's International                                    600       20,832
 +Pathmark Stores                                           55,000      347,050
  Reader's Digest Association Class A                       10,000      173,100
  Reebok International                                       3,100      137,330
 +Sunterra                                                   1,300       19,604
 +Tommy Hilfiger                                            20,900      244,530
 +Warnaco Group Class A                                     57,600    1,384,704
                                                                    -----------
                                                                      6,664,454
                                                                    -----------
Consumer Staples - 0.96%
 +Del Monte Foods                                           53,100      576,135
                                                                    -----------
                                                                        576,135
                                                                    -----------
Energy - 4.16%
  Ashland                                                    5,800      391,326
 +Forest Oil                                                 9,000      364,500
  Foundation Coal Holdings                                  24,700      580,697
 +Giant Industries                                          13,100      336,670
 +Southern Union                                            32,685      820,720
                                                                    -----------
                                                                      2,493,913
                                                                    -----------
Financial Services - 3.34%
 +Allmerica Financial                                       20,100      722,595
 +Americredit                                                8,300      194,552
 +Conseco                                                   13,400      273,628
 +KMG America                                               31,000      302,250
 +United America Indemnity                                  26,864      506,118
                                                                    -----------
                                                                      1,999,143
                                                                    -----------
Healthcare - 1.21%
 +Health Net Class A                                         2,900       94,859
 +STERIS                                                    25,000      631,250
                                                                    -----------
                                                                        726,109
                                                                    -----------
Real Estate - 6.44%
  Aames Investment                                          50,500      414,100
  American Financial Realty Trust                           32,000      468,160
  Brookfield Homes                                           6,300      265,923
  Capital Lease Funding                                     12,000      132,600
  Fieldstone Investment                                     38,900      564,828
  Government Properties Trust                                2,700       26,892
 +Jameson Inns                                             115,800      170,226
 +La Quinta                                                 29,300      249,050
  MI Developments Class A                                   44,300    1,406,525
  MortgageIT Holdings                                       10,200      162,690
                                                                    -----------
                                                                      3,860,994
                                                                    -----------

STATEMENT                                          OPTIMUM SMALL CAP VALUE FUND
    OF NET ASSETS (CONTINUED)



                                                           Number of    Market
                                                             Shares     Value
COMMON STOCK (continued)
Technology - 12.25%
 +BearingPoint                                             184,100  $ 1,614,557
 +CommScope                                                 28,000      418,880
 +Concord Communications                                    28,300      286,396
  Imation                                                   20,000      695,000
 +International Rectifier                                   16,000      728,000
 +Lawson Software                                           44,900      264,910
 +Mettler-Toledo International                               3,400      161,500
 +Micromuse                                                 13,100       59,343
  Reynolds & Reynolds Class A                               19,000      514,140
  Symbol Technologies                                       23,000      333,270
 +Thermo Electron                                           41,000    1,036,890
 +Unisys                                                    45,000      317,700
 +UNOVA                                                     20,000      413,000
 +Vishay Intertechnology                                    40,000      497,200
                                                                    -----------
                                                                      7,340,786
                                                                    -----------
Transportation - 3.12%
 +AirTran Holdings                                          37,300      337,565
  Alexander & Baldwin                                       14,200      585,040
 +Central Freight Lines                                     28,000       99,680
  Overnite                                                   8,500      271,915
  Overseas Shipholding Group                                 9,100      572,481
                                                                    -----------
                                                                      1,866,681
                                                                    -----------
Utilities - 0.78%
  Alliant Energy                                            17,400      465,972
                                                                    -----------
                                                                        465,972
                                                                    -----------
TOTAL COMMON STOCK (cost $48,419,901)                                53,393,755
                                                                    -----------

                                                         Principal
                                                           Amount
Repurchase Agreements - 11.11%
  With BNP Paribas 2.60% 4/1/05
   (dated 3/31/05, to be repurchased
   at $3,511,254, collateralized by
   $133,000 U.S. Treasury Bills due
   7/28/05, market value $132,172, and
   $3,489,000 U.S. Treasury Bills due
   8/18/05, market value $3,449,515)                    $3,511,000    3,511,000
  With UBS Warburg 2.50% 4/1/05
   (dated 3/31/05, to be repurchased
   at $3,146,218, collateralized by
   $394,000 U.S. Treasury Notes 6.75%
   due 5/15/05, market value $405,839,
   $1,878,000 U.S. Treasury Notes 2.50%
   due 5/31/06, market value $1,878,586,
   and $939,000 U.S. Treasury Notes 2.375%
   due 8/15/06, market value $925,831)                   3,146,000    3,146,000
                                                                    -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $6,657,000)                                                   6,657,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES - 100.21%
  (cost $55,076,901)                                                 60,050,755
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS - (0.21%)                                               (125,343)
                                                                    -----------
NET ASSETS APPLICABLE TO 4,840,558
  SHARES OUTSTANDING - 100.00%                                      $59,925,412
                                                                    ===========

Net Asset Value - Optimum Small Cap Value Fund
  Class A ($7,297,489 / 588,235 Shares)                                  $12.41
                                                                    -----------
Net Asset Value - Optimum Small Cap Value Fund
  Class B ($1,858,527 / 151,374 Shares)                                  $12.28
                                                                    -----------
Net Asset Value - Optimum Small Cap Value Fund
  Class C ($23,869,388 / 1,944,490 Shares)                               $12.28
                                                                    -----------
Net Asset Value - Optimum Small Cap Value Fund
  Institutional Class ($26,900,008 / 2,156,459 Shares)                   $12.47
                                                                    -----------

COMPONENTS OF NET ASSETS AT MARCH 31, 2005:
Shares of beneficial interest
  (unlimited authorization - no par)                                $52,748,507
Accumulated net realized gain on investments                          2,203,051
Net unrealized appreciation of investments                            4,973,854
                                                                    -----------
Total net assets                                                    $59,925,412
                                                                    ===========

+Non-income producing security for the year ended March 31, 2005.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 OPTIMUM SMALL CAP VALUE FUND
Net asset value Class A (A)                                              $12.41
Sales charge (5.75% of offering price) (B)                                 0.76
                                                                    -----------
Offering price                                                           $13.17
                                                                    ===========

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $75,000 or more.

See accompanying notes

STATEMENTS                                                 OPTIMUM FUND TRUST
      OF ASSETS AND LIABILITIES                            March 31, 2005

                                                       Optimum       Optimum       Optimum      Optimum      Optimum      Optimum
                                                    Fixed Income  International   Large Cap    Large Cap    Small Cap    Small Cap
                                                         Fund          Fund      Growth Fund   Value Fund  Growth Fund   Value Fund

ASSETS:
 Investments at market                               $344,074,375  $96,718,004  $283,118,206  $278,447,051 $59,785,996 $60,050,755
 Cash                                                          --       15,144       469,869        66,637       7,964       6,326
 Foreign currencies                                        13,550      340,219        15,061            --          --          --
 Subscriptions receivable                               2,208,287      668,489     2,210,869     2,100,731     439,979     469,396
 Receivables for securities sold                       11,375,086      316,948       613,719       833,355      75,109     148,594
 Dividends receivable                                         141      326,667       206,432       441,666       9,040      27,057
 Interest receivable                                    2,782,530          238           824         1,273         257         472
                                                     ------------  -----------   -----------  ------------ ----------- -----------
 Total assets                                         360,453,969   98,385,709   286,634,980   281,890,713  60,318,345  60,702,600
                                                     ------------  -----------   -----------  ------------ ----------- -----------

LIABILITIES:
 Payables for securities purchased                     39,225,017      600,955     2,375,927     7,409,513     584,358     535,859
 Management fees payable                                   98,643       90,482       121,114        86,016      38,347      56,077
 Other accrued expenses                                   653,608      254,404       515,663       508,802     157,136     158,228
 Other liabilities                                        434,840       87,848       133,616       126,788      30,144      27,024
                                                     ------------  -----------   -----------  ------------ ----------- -----------
 Total liabilities                                     40,412,108    1,033,689     3,146,320     8,131,119     809,985     777,188
                                                     ------------  -----------   -----------  ------------ ----------- -----------

TOTAL NET ASSETS                                     $320,041,861  $97,352,020  $283,488,660  $273,759,594 $59,508,360 $59,925,412
                                                     ============  ===========  ============  ============ =========== ===========

 Investments at cost                                 $345,524,352  $89,110,630  $270,571,104  $262,292,662 $53,622,470 $55,076,901
 Foreign currencies at cost                               $13,782     $340,917       $13,581           $--         $--         $--

See accompanying notes

STATEMENTS                                           OPTIMUM FUND TRUST
     OF OPERATIONS                                   Year Ended March 31, 2005


                                                        Optimum       Optimum      Optimum     Optimum      Optimum     Optimum
                                                     Fixed Income  International  Large Cap   Large Cap    Small Cap   Small Cap
                                                          Fund          Fund     Growth Fund  Value Fund  Growth Fund  Value Fund
INVESTMENT INCOME:
Dividends                                              $   17,837 $ 1,480,171  $ 1,921,905  $ 3,349,556  $    96,119  $  376,751
Interest                                                8,196,177      59,968      220,534      155,157       45,523      76,855
Foreign tax withheld                                           --    (137,222)     (12,848)     (34,732)        (305)     (1,939)
                                                     ------------  ----------- -----------  -----------  ----------- -----------
                                                        8,214,014   1,402,917    2,129,591    3,469,981      141,337     451,667
                                                     ------------  ----------- -----------  -----------  ----------- -----------

EXPENSES:
 Management fees                                        1,191,874     493,006    1,308,224    1,196,220      401,720     374,922
 Distribution expenses--Class A                            73,011      25,168       58,456       59,392       13,259      14,825
 Distribution expenses--Class B                            70,098      26,565       60,643       62,236       13,170      14,150
 Distribution expenses--Class C                           852,837     247,489      604,619      627,522      127,769     152,405
 Accounting and administration expenses                   738,365     287,111      648,002      607,086      178,818     175,965
 Dividend disbursing and transfer agent
   fees and expenses                                      334,765     164,448      298,061      291,235      161,315     156,488
 Professional fees                                         43,305      24,392       38,595       37,487       21,639      21,807
 Trustees' fees                                            47,207      16,957       44,022       42,303       11,733      11,653
 Reports and statements to shareholders                    37,447      15,275       33,473       28,355       20,473       5,863
 Custodian fees                                            44,816      52,232       20,470       22,504        4,129       3,814
 Registration fees                                         71,506      50,780       83,777       66,153       48,203      47,737
 Pricing fees                                              34,020      12,054        3,103        2,236        1,077         955
 Other                                                      5,451       9,385       10,214       11,223        8,662       8,985
                                                     ------------  ----------- -----------  -----------  ----------- -----------
                                                        3,544,702   1,424,862    3,211,659    3,053,952    1,011,967     989,569
 Less expenses absorbed or waived                        (878,428)   (185,188)    (328,875)    (476,448)    (325,879)   (312,932)
 Less expenses paid indirectly                                 --          --           --          --          (185)       (334)
                                                     ------------ -----------  -----------  -----------  ----------- -----------
 Total expenses                                         2,666,274   1,239,674    2,882,784    2,577,504      685,903     676,303
                                                     ------------ -----------  -----------  -----------  ----------- -----------
NET INVESTMENT INCOME (LOSS)                            5,547,740     163,243     (753,193)     892,477     (544,566)   (224,636)
                                                     ------------ -----------  -----------  -----------  ----------- -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES:
 Net realized gain (loss) on:
  Investments                                           1,073,318   1,929,662     (554,906)   5,108,525   (1,343,168)  3,066,721
  Futures contracts                                       252,875          --           --           --           --          --
  Options written                                          11,400          --           --           --           --          --
  Swap agreements                                           7,777          --           --           --           --          --
  Foreign currencies                                      472,197    (226,024)     (40,925)      (2,651)          --          --
                                                     ------------ -----------  -----------  ------------ ----------- -----------
 Net realized gain (loss)                               1,817,567   1,703,638     (595,831)   5,105,874   (1,343,168)  3,066,721
 Net change in unrealized
  appreciation/depreciation of
  investments and foreign currencies                   (2,333,989)  5,225,103    9,674,113   13,825,365    3,980,308   2,823,528
                                                     ------------ -----------  -----------  -----------   ----------- -----------
 NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                             (516,422)  6,928,741    9,078,282   18,931,239    2,637,140   5,890,249
                                                     ------------ -----------  -----------  ------------ ----------- -----------

 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                            $5,031,318  $7,091,984   $8,325,089  $19,823,716   $2,092,574  $5,665,613
                                                     ============ ===========  ===========  ===========   ========== ===========

See accompanying notes

STATEMENTS                                                   OPTIMUM FUND TRUST
    OF CHANGES IN NET ASSETS

                                                                       Optimum Fixed Income Fund   Optimum International Fund

                                                                        Year Ended    8/1/03*         Year Ended     8/1/03*
                                                                          3/31/05    to 3/31/04         3/31/05    to 3/31/04
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income                                                 $  5,547,740  $  658,759       $  163,243  $    16,167
 Net realized gain on investments and foreign currencies                  1,817,567     730,669        1,703,638      326,303
 Net change in unrealized appreciation/depreciation of
  investments and foreign currencies                                     (2,333,989)    901,664        5,225,103    2,354,421
                                                                       ------------ -----------      -----------  -----------
 Net increase in net assets from operations                               5,031,318   2,291,092        7,091,984    2,696,891
                                                                       ------------ -----------      -----------  -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
  Class A                                                                  (607,462)    (92,235)              --           --
  Class B                                                                  (149,152)    (17,545)              --           --
  Class C                                                                (1,862,660)   (213,683)              --           --
  Institutional Class                                                    (2,689,405)   (161,149)         (10,068)          --

 Net realized gain on investments:
  Class A                                                                  (169,911)     (7,152)         (70,371)     (1,261)
  Class B                                                                   (60,676)     (2,626)         (28,750)       (447)
  Class C                                                                  (711,907)    (31,584)        (247,759)     (4,492)
  Institutional Class                                                      (552,891)     (6,526)        (182,693)     (3,593)
                                                                       ------------ -----------      -----------  -----------
                                                                         (6,804,064)   (532,500)        (539,641)     (9,793)
                                                                       ------------ -----------      -----------  -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
  Class A                                                                23,242,345  11,904,499        7,124,904    3,816,194
  Class B                                                                 4,359,127   4,259,160        1,644,652    1,535,336
  Class C                                                                78,034,924  51,716,890       23,236,383   13,438,723
  Institutional Class                                                   138,332,965  26,419,491       37,265,900   10,175,742

Net asset value of shares issued upon reinvestment
 of dividends and distributions:
  Class A                                                                   752,910      93,236           69,669        1,226
  Class B                                                                   198,379      18,533           28,262          437
  Class C                                                                 2,511,297     237,463          242,906        4,422
  Institutional Class                                                     3,143,227     164,341          189,814        3,584
                                                                       ------------ -----------      -----------  -----------
                                                                        250,575,174  94,813,613       69,802,490   28,975,664
                                                                       ------------ -----------      -----------  -----------
Cost of shares repurchased:
  Class A                                                                (2,602,853)   (167,871)        (777,862)     (59,769)
  Class B                                                                  (437,867)    (69,467)        (192,042)     (15,905)
  Class C                                                                (7,226,122)   (376,974)      (1,907,718)    (131,871)
  Institutional Class                                                    (9,763,291) (4,688,327)      (5,473,673)  (2,106,735)
                                                                       ------------ -----------      -----------  -----------
                                                                        (20,030,133) (5,302,639)      (8,351,295)  (2,314,280)
                                                                       ------------ -----------      -----------  -----------
Increase in net assets derived from capital
 share transactions                                                     230,545,041  89,510,974       61,451,195   26,661,384
                                                                       ------------ -----------      -----------  -----------
NET INCREASE IN NET ASSETS                                              228,772,295  91,269,566       68,003,538   29,348,482

NET ASSETS:
  Beginning of period                                                    91,269,566          --       29,348,482           --
                                                                       ------------ -----------      -----------  -----------
  End of period                                                        $320,041,861 $91,269,566      $97,352,020  $29,348,482
                                                                       ============ ===========      ===========  ===========

  Undistributed net investment income (loss)                           $  1,244,598 $   206,252      $  (105,091) $   (32,242)
                                                                       ============ ===========      ===========  ===========

*Commencement of operations

 See accompanying notes

STATEMENTS                                                 OPTIMUM FUND TRUST
     OF CHANGES IN NET ASSETS (CONTINUED)


                                                                      Optimum Large Cap Growth Fund    Optimum Large Cap Value Fund

                                                                        Year Ended         8/1/03*      Year Ended        8/1/03*
                                                                          3/31/05        to 3/31/04       3/31/05       to 3/31/04
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                                          $  (753,193)    $  (164,714)   $   892,477     $    59,410
  Net realized gain (loss) on investments and
   foreign currencies                                                      (595,831)       (371,406)     5,105,874         692,496
  Net change in unrealized appreciation/depreciation of
   investments and foreign currencies                                     9,674,113       2,873,708     13,825,365       2,328,785
                                                                       ------------    ------------   ------------    ------------
  Net increase in net assets from operations                              8,325,089       2,337,588     19,823,716       3,080,691
                                                                       ------------    ------------   ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
  Class A                                                                        --              --        (56,275)        (11,327)
  Class B                                                                        --              --             --              --
  Class C                                                                        --              --             --              --
  Institutional Class                                                            --              --       (511,745)        (22,188)

  Net realized gain on investments:
  Class A                                                                        --              --       (217,926)         (7,880)
  Class B                                                                        --              --        (82,157)         (2,817)
  Class C                                                                        --              --       (809,638)        (31,589)
  Institutional Class                                                            --              --       (820,065)        (10,442)
                                                                       ------------    ------------   ------------    ------------
                                                                                 --              --     (2,497,806)        (86,243)
                                                                       ------------    ------------   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
  Class A                                                                17,733,530       9,152,213     17,926,107       8,815,092
  Class B                                                                 4,016,377       3,510,552      4,013,859       3,497,348
  Class C                                                                57,805,803      34,317,631     58,790,101      34,313,218
  Institutional Class                                                   140,103,883      25,753,313    119,998,337      22,144,571

 Net asset value of shares issued upon
  reinvestment of dividends and distributions:
  Class A                                                                        --              --        270,439          18,557
  Class B                                                                        --              --         80,872           2,710
  Class C                                                                        --              --        796,609          31,097
  Institutional Class                                                            --              --      1,311,059          32,267
                                                                       ------------    ------------   ------------    ------------
                                                                        219,659,593      72,733,709    203,187,383      68,854,860
                                                                       ------------    ------------   ------------    ------------
 Cost of shares repurchased:
  Class A                                                                (1,646,757)       (156,597)    (1,659,252)       (169,358)
  Class B                                                                  (288,388)        (43,727)      (306,639)        (36,814)
  Class C                                                                (4,197,896)       (331,681)    (4,231,491)       (240,089)
  Institutional Class                                                    (7,968,074)     (4,934,199)    (6,974,417)     (4,984,947)
                                                                       ------------    ------------   ------------    ------------
                                                                        (14,101,115)     (5,466,204)   (13,171,799)     (5,431,208)
                                                                       ------------    ------------   ------------    ------------
Increase in net assets derived from capital
  share transactions                                                    205,558,478      67,267,505    190,015,584      63,423,652
                                                                       ------------    ------------   ------------    ------------
NET INCREASE IN NET ASSETS                                              213,883,567      69,605,093    207,341,494      66,418,100

NET ASSETS:
  Beginning of period                                                    69,605,093              --     66,418,100              --
                                                                       ------------    ------------   ------------    ------------
  End of period                                                        $283,488,660    $ 69,605,093   $273,759,594     $66,418,100
                                                                       ============    ============   ============    ============

Undistributed net investment income (loss)                             $    (19,460)   $    (10,943)  $    349,690    $     27,884
                                                                       ============    ============   ============    ============


*Commencement of operations

 See accompanying notes

STATEMENTS                                                 OPTIMUM FUND TRUST
     OF CHANGES IN NET ASSETS (CONTINUED)

                                                                    Optimum Small Cap Growth Fund     Optimum Small Cap Value Fund

                                                                     Year Ended            8/1/03*      Year Ended        8/1/03*
                                                                       3/31/05           to 3/31/04      3/31/05        to 3/31/04

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment loss                                                 $ (544,566)        $  (100,258)   $  (224,636)    $  (51,336)
 Net realized gain (loss) on investments                             (1,343,168)            103,701      3,066,721        506,512
 Net change in unrealized appreciation/depreciation
  of investments                                                      3,980,308           2,183,218      2,823,528      2,150,326
                                                                   ------------         -----------    -----------     ----------
 Net increase in net assets from operations                           2,092,574           2,186,661      5,665,613      2,605,502
                                                                   ------------         -----------    -----------     ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain on investments:
  Class A                                                                  (479)                 --       (122,848)        (6,141)
  Class B                                                                  (198)                 --        (42,176)        (2,109)
  Class C                                                                (1,742)                 --       (445,185)       (26,029)
  Institutional Class                                                    (2,549)                 --       (415,985)       (33,737)
                                                                   ------------         -----------    -----------     ----------
                                                                         (4,968)                 --     (1,026,194)       (68,016)
                                                                   ------------         -----------    -----------     ----------
Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                             4,186,170           1,994,189      5,061,730      1,945,722
  Class B                                                               858,140             757,253        881,752        755,420
  Class C                                                            12,540,122           7,071,156     13,687,307      8,246,621
  Institutional Class                                                29,515,787           8,802,193     22,067,117      7,830,304

Net asset value of shares issued upon reinvestment
 of dividends and distributions:
  Class A                                                                   472                  --        120,917          5,887
  Class B                                                                   195                  --         41,348          2,014
  Class C                                                                 1,708                  --        437,878         25,639
  Institutional Class                                                     2,524                  --        409,196         33,657
                                                                   ------------         -----------    -----------     ----------
                                                                     47,105,118          18,624,791     42,707,245     18,845,264
                                                                   ------------         -----------    -----------     ----------
 Cost of shares repurchased:
  Class A                                                              (404,618)            (37,916)      (578,700)       (36,465)
  Class B                                                               (61,613)            (11,723)       (72,026)        (7,267)
  Class C                                                              (886,607)            (52,150)    (1,223,649)       (59,197)
  Institutional Class                                                (8,971,226)            (69,963)    (6,771,964)       (54,734)
                                                                   ------------         -----------    -----------     ----------
                                                                    (10,324,064)           (171,752)    (8,646,339)      (157,663)
                                                                   ------------         -----------    -----------     ----------
Increase in net assets derived from capital
 share transactions                                                  36,781,054          18,453,039     34,060,906     18,687,601
                                                                   ------------         -----------    -----------     ----------
NET INCREASE IN NET ASSETS                                           38,868,660          20,639,700     38,700,325     21,225,087

NET ASSETS:
 Beginning of period                                                 20,639,700                  --     21,225,087             --
                                                                   ------------         -----------    -----------     ----------
 End of period                                                     $ 59,508,360         $20,639,700    $59,925,412    $21,225,087
                                                                   ============         ===========    ===========    ===========

 Undistributed net investment income (loss)                        $         --         $        --    $        --    $        --
                                                                   ============         ===========    ===========    ===========

*Commencement of operations

 See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             OPTIMUM FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  Class A                Class B               Class C          Institutional Class
                                               Year     8/1/03(1)    Year      8/1/03(1)   Year      8/1/03(1)    Year     8/1/03(1)
                                               Ended      to         Ended       to        Ended       to         Ended      to
                                              3/31/05   3/31/04     3/31/05    3/31/04    3/31/05    3/31/04     3/31/05   3/31/04
NET ASSET VALUE, BEGINNING OF PERIOD          $8.980     $8.500      $8.990     $8.500     $8.990     $8.500      $8.970    $8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                       0.279      0.171       0.221      0.133      0.221      0.133       0.310     0.192
Net realized and unrealized gain (loss) on
  investments and foreign currencies          (0.061)     0.417      (0.055)     0.420     (0.055)     0.420      (0.050)    0.407
                                              ------     ------      ------     ------     ------     ------      ------    ------
Total from investment operations               0.218      0.588       0.166      0.553      0.166      0.553       0.260     0.599
                                              ------     ------      ------     ------     ------     ------      ------    ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                         (0.228)    (0.098)     (0.176)    (0.053)    (0.176)    (0.053)     (0.260)   (0.119)
Net realized gain on investments              (0.080)    (0.010)     (0.080)    (0.010)    (0.080)    (0.010)     (0.080)   (0.010)
                                              ------     ------      ------     ------     ------     ------      ------    ------
Total dividends and distributions             (0.308)    (0.108)     (0.256)    (0.063)    (0.256)    (0.063)     (0.340)   (0.129)
                                              ------     ------      ------     ------     ------     ------      ------    ------

NET ASSET VALUE, END OF PERIOD                $8.890     $8.980      $8.900     $8.990     $8.900     $8.990      $8.890    $8.970
                                              ======     ======      ======     ======     ======     ======      ======    ======

TOTAL RETURN(3)                                2.59%      6.82%       1.88%      6.52%      1.88%      6.52%       2.96%     7.07%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)      $33,251    $12,049      $8,405     $4,296   $125,301    $52,648    $153,085   $22,276
Ratio of expenses to average net assets        1.24%      1.20%       1.89%      1.85%      1.89%      1.85%       0.89%     0.85%
Ratio of expenses to average net assets
  prior to expense limitation                  1.70%      2.25%       2.35%      2.90%      2.35%      2.90%       1.35%     1.90%
Ratio of net investment income to average
  net assets                                   3.12%      2.88%       2.47%      2.23%      2.47%      2.23%       3.47%     3.23%
Ratio of net investment income to average
  net assets prior to expense limitation       2.66%      1.83%       2.01%      1.18%      2.01%      1.18%       3.01%     2.18%
Portfolio turnover                              352%       383%        352%       383%       352%       383%        352%      383%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           OPTIMUM INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  Class A                Class B               Class C          Institutional Class
                                              Year      8/1/03(1)    Year      8/1/03(1)   Year      8/1/03(1)    Year     8/1/03(1)
                                              Ended       to         Ended       to        Ended       to         Ended      to
                                             3/31/05    3/31/04     3/31/05    3/31/04    3/31/05    3/31/04     3/31/05   3/31/04
NET ASSET VALUE, BEGINNING OF PERIOD         $10.670    $ 8.500     $10.620    $ 8.500    $10.620    $ 8.500     $10.690   $ 8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)                0.050      0.021      (0.020)    (0.023)    (0.020)    (0.023)      0.089     0.045
Net realized and unrealized gain on
  investments and foreign currencies           1.069      2.155       1.059      2.149      1.069      2.149       1.079     2.151
                                             -------    -------     -------    -------    -------    -------     -------   -------
Total from investment operations               1.119      2.176       1.039      2.126      1.049      2.126       1.168     2.196
                                             -------    -------     -------    -------    -------    -------     -------   -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                             --         --          --         --         --         --      (0.009)       --
Net realized gain on investments              (0.129)    (0.006)     (0.129)    (0.006)    (0.129)    (0.006)     (0.129)   (0.006)
                                             -------    -------     -------    -------    -------    -------     -------   -------
Total dividends and distributions             (0.129)    (0.006)     (0.129)    (0.006)    (0.129)    (0.006)     (0.138)   (0.006)
                                             -------    -------     -------    -------    -------    -------     -------   -------

NET ASSET VALUE, END OF PERIOD               $11.660    $10.670     $11.530    $10.620    $11.540    $10.620     $11.720   $10.690
                                             =======    =======     =======    =======    =======    =======     =======   =======

TOTAL RETURN(3)                               10.62%     25.61%       9.91%     25.02%     10.01%     25.02%      11.08%    25.84%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)      $11,300     $4,083      $3,386     $1,624    $38,517    $14,339     $44,149    $9,302
Ratio of expenses to average net assets        1.98%      1.92%       2.63%      2.57%      2.63%      2.57%       1.63%     1.57%
Ratio of expenses to average net assets
  prior to expense limitation                  2.30%      3.82%       2.95%      4.47%      2.95%      4.47%       1.95%     3.47%
Ratio of net investment income (loss)
  to average net assets                        0.45%      0.30%      (0.20%)    (0.35%)    (0.20%)    (0.35%)      0.80%     0.65%
Ratio of net investment income (loss) to
  average net assets prior to expense
  limitation                                   0.13%     (1.60%)     (0.52%)    (2.25%)    (0.52%)    (2.25%)      0.48%    (1.25%)
Portfolio turnover                               82%        49%         82%        49%        82%        49%         82%       49%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        OPTIMUM LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  Class A                Class B               Class C          Institutional Class
                                              Year      8/1/03(1)    Year      8/1/03(1)   Year      8/1/03(1)    Year     8/1/03(1)
                                              Ended       to         Ended       to        Ended       to         Ended      to
                                             3/31/05    3/31/04     3/31/05    3/31/04    3/31/05    3/31/04     3/31/05   3/31/04
NET ASSET VALUE, BEGINNING OF PERIOD         $ 9.570     $8.500      $9.530     $8.500     $9.530     $8.500     $ 9.590    $8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                        (0.036)    (0.037)     (0.099)    (0.077)    (0.099)    (0.077)     (0.002)   (0.015)
Net realized and unrealized gain on
  investments and foreign currencies           0.486      1.107       0.479      1.107      0.479      1.107       0.492     1.105
                                             -------     ------      ------     ------     ------     ------     -------    ------
Total from investment operations               0.450      1.070       0.380      1.030      0.380      1.030       0.490     1.090
                                             -------     ------      ------     ------     ------     ------     -------    ------

NET ASSET VALUE, END OF PERIOD               $10.020     $9.570      $9.910     $9.530     $9.910     $9.530     $10.080    $9.590
                                             =======     ======      ======     ======     ======     ======     =======    ======

TOTAL RETURN(3)                                4.70%     12.59%       3.99%     12.12%      3.99%     12.12%       5.11%    12.82%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)      $26,252     $9,337      $7,603     $3,569    $91,434    $35,143    $158,200   $21,557
Ratio of expenses to average net assets        1.67%      1.61%       2.32%      2.26%      2.32%      2.26%       1.32%     1.26%
Ratio of expenses to average net assets
  prior to expense limitation                  1.87%      2.51%       2.52%      3.16%      2.52%      3.16%       1.52%     2.16%
Ratio of net investment loss to average
  net assets                                  (0.37%)    (0.61%)     (1.02%)    (1.26%)    (1.02%)    (1.26%)     (0.02%)   (0.26%)
Ratio of net investment loss to average
  net assets prior to expense limitation      (0.57%)    (1.51%)     (1.22%)    (2.16%)    (1.22%)    (2.16%)     (0.22%)   (1.16%)
Portfolio turnover                               37%        51%         37%        51%        37%        51%         37%       51%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        OPTIMUM LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  Class A                Class B               Class C          Institutional Class
                                              Year      8/1/03(1)    Year      8/1/03(1)   Year      8/1/03(1)    Year     8/1/03(1)
                                              Ended       to         Ended       to        Ended       to         Ended      to
                                             3/31/05    3/31/04     3/31/05    3/31/04    3/31/05    3/31/04     3/31/05   3/31/04
NET ASSET VALUE, BEGINNING OF PERIOD         $ 9.830     $8.500     $ 9.810     $8.500    $ 9.810     $8.500     $ 9.840    $8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)                0.074      0.038       0.008     (0.003)     0.008     (0.003)      0.110     0.060
Net realized and unrealized gain on
  investments and foreign currencies           1.100      1.331       1.098      1.329      1.098      1.329       1.110     1.330
                                             -------     ------     -------     ------    -------     ------     -------    ------
Total from investment operations               1.174      1.369       1.106      1.326      1.106      1.326       1.220     1.390
                                             -------     ------     -------     ------    -------     ------     -------    ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                         (0.028)    (0.023)         --         --         --         --      (0.064)   (0.034)
Net realized gain on investments              (0.136)    (0.016)     (0.136)    (0.016)    (0.136)    (0.016)     (0.136)   (0.016)
                                             -------     ------     -------     ------    -------     ------     -------    ------
Total dividends and distributions             (0.164)    (0.039)     (0.136)    (0.016)    (0.136)    (0.016)     (0.200)   (0.050)
                                             -------     ------     -------     ------    -------     ------     -------    ------

NET ASSET VALUE, END OF PERIOD               $10.840     $9.830     $10.780     $9.810    $10.780     $9.810     $10.860    $9.840
                                             =======     ======     =======     ======    =======     ======     =======    ======

TOTAL RETURN(3)                               12.04%     16.12%      11.36%     15.61%     11.36%     15.61%      12.41%    16.38%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)      $27,524     $9,115      $8,072     $3,609    $97,823    $35,732    $140,341   $17,962
Ratio of expenses to average net assets        1.53%      1.50%       2.18%      2.15%      2.18%      2.15%       1.18%     1.15%
Ratio of expenses to average net assets
  prior to expense limitation                  1.84%      2.52%       2.49%      3.17%      2.49%      3.17%       1.49%     2.17%
Ratio of net investment income (loss)
  to average net assets                        0.72%      0.59%       0.07%     (0.06%)     0.07%     (0.06%)      1.07%     0.94%
Ratio of net investment income (loss) to
  average net assets prior to expense
  limitation                                   0.41%     (0.43%)     (0.24%)    (1.08%)    (0.24%)    (1.08%)      0.76%    (0.08%)
Portfolio turnover                               38%        38%         38%        38%        38%        38%         38%       38%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        OPTIMUM SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  Class A                Class B               Class C          Institutional Class
                                              Year      8/1/03(1)    Year      8/1/03(1)   Year      8/1/03(1)    Year     8/1/03(1)
                                              Ended       to         Ended       to        Ended       to         Ended      to
                                             3/31/05    3/31/04     3/31/05    3/31/04    3/31/05    3/31/04     3/31/05   3/31/04
NET ASSET VALUE, BEGINNING OF PERIOD         $11.260    $ 8.500     $11.230    $ 8.500    $11.230    $ 8.500     $11.280    $8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                        (0.161)    (0.100)     (0.233)    (0.146)    (0.233)    (0.146)     (0.121)   (0.075)
Net realized and unrealized gain on
  investments                                  0.653      2.860       0.645      2.876      0.645      2.876       0.663     2.855
                                             -------    -------     -------    -------    -------    -------     -------   -------
Total from investment operations               0.492      2.760       0.412      2.730      0.412      2.730       0.542     2.780
                                             -------    -------     -------    -------    -------    -------     -------   -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments              (0.002)        --      (0.002)        --     (0.002)        --      (0.002)       --
                                             -------    -------     -------    -------    -------    -------     -------   -------
Total dividends and distributions             (0.002)        --      (0.002)        --     (0.002)        --      (0.002)       --
                                             -------    -------     -------    -------    -------    -------     -------   -------

NET ASSET VALUE, END OF PERIOD               $11.750    $11.260     $11.640    $11.230    $11.640    $11.230     $11.820   $11.280
                                             =======    =======     =======    =======    =======    =======     =======   =======

TOTAL RETURN(3)                                4.37%     32.47%       3.67%     32.12%      3.67%     32.12%       4.81%    32.71%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)       $6,133     $2,115      $1,665       $792    $19,883     $7,521     $31,827   $10,212
Ratio of expenses to average net assets        1.80%      1.81%       2.45%      2.46%      2.45%      2.46%       1.45%     1.46%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                     2.69%      4.11%       3.34%      4.76%      3.34%      4.76%       2.34%     3.76%
Ratio of net investment loss to average
  net assets                                  (1.42%)    (1.41%)     (2.07%)    (2.06%)    (2.07%)    (2.06%)     (1.07%)   (1.06%)
Ratio of net investment loss to average
  net assets prior to expense limitation
  and expenses paid indirectly                (2.31%)    (3.71%)     (2.96%)    (4.36%)    (2.96%)    (4.36%)     (1.96%)   (3.36%)
Portfolio turnover                               44%        16%         44%        16%        44%        16%         44%       16%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        OPTIMUM SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                  Class A                Class B               Class C          Institutional Class
                                              Year      8/1/03(1)    Year      8/1/03(1)   Year      8/1/03(1)    Year     8/1/03(1)
                                              Ended       to         Ended       to        Ended       to         Ended      to
                                             3/31/05    3/31/04     3/31/05    3/31/04    3/31/05    3/31/04     3/31/05   3/31/04
NET ASSET VALUE, BEGINNING OF PERIOD         $11.010    $ 8.500     $10.970    $ 8.500    $10.970    $ 8.500     $11.040    $8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                        (0.055)    (0.046)     (0.129)    (0.090)    (0.129)    (0.090)     (0.014)   (0.022)
Net realized and unrealized gain on
  investments                                  1.801      2.616       1.785      2.620      1.785      2.620       1.790     2.622
                                             -------    -------     -------    -------    -------    -------     -------   -------
Total from investment operations               1.746      2.570       1.656      2.530      1.656      2.530       1.776     2.600
                                             -------    -------     -------    -------    -------    -------     -------   -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments              (0.346)    (0.060)     (0.346)    (0.060)    (0.346)    (0.060)     (0.346)   (0.060)
                                             -------    -------     -------    -------    -------    -------     -------   -------
Total dividends and distributions             (0.346)    (0.060)     (0.346)    (0.060)    (0.346)    (0.060)     (0.346)   (0.060)
                                             -------    -------     -------    -------    -------    -------     -------   -------

NET ASSET VALUE, END OF PERIOD               $12.410    $11.010     $12.280    $10.970    $12.280    $10.970     $12.470   $11.040
                                             =======    =======     =======    =======    =======    =======     =======   =======

TOTAL RETURN(3)                               16.12%     30.30%      15.35%     29.83%     15.35%     29.83%      16.35%    30.66%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)       $7,297     $2,126      $1,859       $819    $23,869     $9,018     $26,900    $9,262
Ratio of expenses to average net assets        1.73%      1.67%       2.38%      2.32%      2.38%      2.32%       1.38%     1.32%
Ratio of expenses to average net assets
  prior to expense limitation
  and expenses paid indirectly                 2.61%      4.08%       3.26%      4.73%      3.26%      4.73%       2.26%     3.73%
Ratio of net investment loss to average
  net assets                                  (0.47%)    (0.69%)     (1.12%)    (1.34%)    (1.12%)    (1.34%)     (0.12%)   (0.34%)
Ratio of net investment loss to average
  net assets prior to expense limitation
  and expenses paid indirectly                (1.35%)    (3.10%)     (2.00%)    (3.75%)    (2.00%)    (3.75%)     (1.00%)   (2.75%)
Portfolio turnover                               46%        40%         46%        40%        46%        40%         46%       40%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                                         OPTIMUM FUND TRUST
     TO FINANCIAL STATEMENTS                                  March 31, 2005

Optimum Fund Trust (the "Trust") is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund, and Optimum Small Cap Value Fund (each a "Fund" and collectively, the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C and Institutional Class shares. Class A Shares are sold with a front-end sales charge of up to 5.75% for Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund, Optimum Small Cap Value Fund and Optimum International Fund and 4.50% for Optimum Fixed Income Fund. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of Optimum Fixed Income Fund is to seek a high level of income. The Fund may also seek growth of capital.

The investment objective of Optimum International Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Large Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Large Cap Value Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Small Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Small Cap Value Fund is to seek long-term growth of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Swap agreements and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds isolate that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates, from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all Funds within the Trust are allocated amongst the Funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all

NOTES                                                         OPTIMUM FUND TRUST
     TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund and Optimum Small Cap Value Fund declare and pay dividends from net investment income, if any, annually. Optimum Fixed Income Fund declares and pays dividends from net investment income quarterly. Each Fund will declare and pay distributions from net realized gain on investments, if any, annually. In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly". The amount of this expense for the year ended March 31, 2005 was as follows:

                                 Optimum                    Optimum
                                Small Cap                  Small Cap
                               Growth Fund                 Value Fund
                               -----------                 ----------
Earnings credits                   $185                       $334

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Delaware Management Company (DMC), a series of Delaware Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Trust's Board of Trustees, to select and contract with one or more investment sub-advisers to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund's assets among one or more current or additional sub-advisers, and to monitor the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions. DMC paid the sub-advisers out of its fees.

In accordance with the terms of the investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of a Fund:

   Optimum Fixed Income Fund                                    0.7000% of assets up to $25 million
                                                                0.6500% of assets from $25 million to $100 million
                                                                0.6000% of assets over $100 million

   Optimum International Fund                                   0.8750% of assets up to $50 million
                                                                0.8000% of assets from $50 to 100 million
                                                                0.7800% of assets from $100 to 300 million
                                                                0.7650% of assets from $300 to 400 million
                                                                0.7300% of assets over $400 million

   Optimum Large Cap Growth Fund                                0.8000% of assets up to $250 million
                                                                0.7875% of assets from $250 million to $300 million
                                                                0.7625% of assets from $300 million to $400 million
                                                                0.7375% of assets from $400 million to $500 million
                                                                0.7250% of assets over $500 million

   Optimum Large Cap Value Fund                                 0.8000% of assets up to $100 million
                                                                0.7375% of assets from $100 million to $250 million
                                                                0.7125% of assets from $250 million to $500 million
                                                                0.6875% of assets over $500 million

   Optimum Small Cap Growth Fund                                1.1000% of assets

   Optimum Small Cap Value Fund                                 1.0500% of assets up to $75 million
                                                                1.0250% of assets from $75 million to $150 million
                                                                1.0000% of assets over $150 million

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund -- Deutsche Investment Management Americas Inc.; Optimum International Fund -- Mondrian Investment Partners Limited (formerly known as Delaware International Advisers Ltd.) and Marsico Capital Management, LLC; Optimum Large Cap Growth Fund -- Marsico Capital Management, LLC and T. Rowe Price Associates, Inc.; Optimum Large Cap Value Fund -- Massachusetts Financial Services Company and Morgan Stanley Investment Management doing business as Van Kampen Asset Management, Inc.; Optimum Small Cap Growth Fund -- Columbia Wanger Asset Management, L.P. and Oberweis Asset Management, Inc.; and Optimum Small Cap Value Fund -- Hotchkis and Wiley Capital Management, LLC and Delafield Asset Management (a division of Reich & Tang Asset Management, LLC).

For the year ended March 31, 2005, DMC paid the following subadvisory fees:

                   Optimum           Optimum         Optimum          Optimum          Optimum           Optimum
                Fixed Income      International     Large Cap        Large Cap        Small Cap         Small Cap
                    Fund               Fund        Growth Fund       Value Fund      Growth Fund        Value Fund
                ------------      -------------    -----------       ----------      -----------        ----------
                   $584,149          $272,871        $736,728         $687,528        $265,741           $250,059

NOTES                                                        OPTIMUM FUND TRUST
     TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
DMC has contractually agreed to waive that portion, if any, of its management fee and/or reimburse each Fund to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets through August 1, 2005 as shown below:

                   Optimum           Optimum         Optimum          Optimum          Optimum           Optimum
                Fixed Income      International     Large Cap        Large Cap        Small Cap         Small Cap
                    Fund               Fund        Growth Fund       Value Fund      Growth Fund        Value Fund
                ------------      -------------    -----------       ----------      -----------        ----------
                    0.90%             1.66%           1.34%             1.20%           1.60%             1.41%

Prior to August 1, 2004, the waivers were as follows:

                   Optimum           Optimum         Optimum          Optimum          Optimum           Optimum
                Fixed Income      International     Large Cap        Large Cap        Small Cap         Small Cap
                    Fund               Fund        Growth Fund       Value Fund      Growth Fund        Value Fund
                ------------      -------------    -----------       ----------      -----------        ----------
                    0.85%             1.57%            1.26%           1.15%            1.46%             1.32%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides the Trust with fund accounting, administrative, and transfer agency services pursuant to a Mutual Fund Services Agreement. For fund accounting services, the Trust pays DSC a fee at an annual rate of 0.04% of the Trust's total average daily net assets, plus out-of-pocket expenses, subject to certain minimums. DSC also provides the Trust with administrative services including financial and tax reporting, corporate governance, and preparation of materials and reports for the Board of Trustees. For administrative services, the Trust pays DSC a fee at an annual rate of 0.35% of the Trust's total average daily net assets, plus out-of-pocket expenses. DSC also serves as the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For transfer agency services, the Trust pays DSC a fee at an annual rate of 0.15% of the Trust's total average daily net assets, subject to certain minimums.

Delaware Distributors, L.P. (DDLP), an affiliate of DMC, serves as the national distributor of each Fund's shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plans, the Funds pay DDLP an annual fee of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. Institutional Class shares pay no distribution expenses.

At March 31, 2005, each Fund had liabilities payable to affiliates as follows:

                                                      Optimum       Optimum       Optimum      Optimum       Optimum      Optimum
                                                   Fixed Income  International   Large Cap    Large Cap     Small Cap    Small Cap
                                                       Fund           Fund      Growth Fund   Value Fund   Growth Fund   Value Fund
                                                   ------------  -------------  -----------   ----------   -----------   ----------
Investment management fee payable to DMC             $ 98,643       $90,482       $121,114    $ 86,016       $38,347      $56,077
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC        266,417        97,716        241,368     230,685        65,725       66,088
Other expenses payable to DMC and affiliates*         246,803        81,667        190,041     190,686        43,758       50,759

*DMC, as part of its administrative services, pays operating expenses on behalf of the Funds and is reimbursed on a periodic basis. Such expenses included items such as printing of shareholder reports, professional fees, registration fees and trustees' fees.

DMC, DSC and DDLP are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc., which is an indirect wholly owned subsidiary of Lincoln National Corporation.

Certain officers of DMC, DSC, and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. INVESTMENTS
For the year ended March 31, 2005, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                      Optimum       Optimum       Optimum      Optimum       Optimum      Optimum
                                                   Fixed Income  International   Large Cap    Large Cap     Small Cap    Small Cap
                                                       Fund           Fund      Growth Fund   Value Fund   Growth Fund   Value Fund
                                                   ------------  -------------  -----------   ----------   -----------   ----------
Purchases other than U.S. government securities     $550,627,616 $103,891,663  $252,247,593  $235,171,131  $50,723,442  $43,539,892
Purchases of U.S. government securities              311,107,753           --            --            --           --           --
Sales other than U.S. government securities          375,924,037   45,196,330    56,776,432    57,008,244   15,340,727   14,764,139
Sales of U.S. government securities                  266,370,717           --            --            --           --           --

At March 31, 2005, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                     Optimum       Optimum       Optimum      Optimum       Optimum      Optimum
                                                  Fixed Income  International   Large Cap    Large Cap     Small Cap    Small Cap
                                                      Fund           Fund      Growth Fund   Value Fund   Growth Fund   Value Fund
                                                  ------------  -------------  -----------   ----------   -----------   ----------
Cost of investments                                $345,930,378  $89,361,316  $271,257,799  $262,785,365  $53,706,192  $55,109,242
                                                   ============  ===========  ============  ============  ===========  ===========
Aggregate unrealized appreciation                  $  1,691,032  $ 8,403,442  $ 18,837,193$   19,588,206  $ 8,779,566  $ 6,187,954
Aggregate unrealized depreciation                    (3,547,035)  (1,046,754)   (6,976,786)   (3,926,520)  (2,699,762)  (1,246,441)
                                                   ------------  -----------  ------------  ------------  -----------  -----------
Net unrealized appreciation (depreciation)         $ (1,856,003) $ 7,356,688  $ 11,860,407$   15,661,686  $ 6,079,804  $ 4,941,513
                                                   ============  ===========  ============  ============  ===========  ===========

NOTES                                                        OPTIMUM FUND TRUST
     TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended March 31, 2005 and the period ended March 31, 2004 was as follows:

                                                      Optimum       Optimum       Optimum       Optimum      Optimum
                                                   Fixed Income  International   Large Cap     Small Cap    Small Cap
                                                       Fund           Fund       Value Fund   Growth Fund   Value Fund
                                                   ------------  -------------   ----------   -----------   ----------
YEAR ENDED MARCH 31, 2005:
Ordinary Income                                      $6,647,568     $494,462     $2,367,284      $4,968     $  869,720
Long-Term Capital Gain                                  156,496       45,179        130,522          --        156,474
                                                     ----------     --------     ----------      ------     ----------
Total                                                $6,804,064     $539,641     $2,497,806      $4,968     $1,026,194
                                                     ==========     ========     ==========      ======     ==========
PERIOD ENDED MARCH 31, 2004:
Ordinary Income                                      $  532,500     $  9,793     $   86,243      $   --     $   68,016


Optimum Large Cap Growth Fund did not make any distributions in either year.

As of March 31, 2005, the components of net assets on a tax basis were as follows:

                                            Optimum Fixed Income Fund    Optimum International Fund   Optimum Large Cap Growth Fund
                                            -------------------------    --------------------------   -----------------------------
Shares of beneficial interest                        $320,056,015               $88,112,579                   $271,887,157
Undistributed ordinary income                           1,764,370                 1,348,921                             --
Undistributed long-term capital gain                       83,542                   666,773                             --
Post-October losses                                            --                        --                             --
Post-October currency losses                                   --                  (127,680)                       (19,884)
Capital loss carryforward                                      --                        --                       (240,163)
Unrealized appreciation (depreciation)
  of investments and foreign currencies                (1,862,066)                7,351,427                     11,861,550
                                                     ------------               -----------                   ------------
Net assets                                           $320,041,861               $97,352,020                   $283,488,660
                                                     ============               ===========                   ============

                                         Optimum Large Cap Value Fund   Optimum Small Cap Growth Fund  Optimum Small Cap Value Fund
                                         ----------------------------   -----------------------------  ----------------------------
Shares of beneficial interest                     $253,439,236                    $54,688,002                    $52,748,507
Undistributed ordinary income                        2,728,111                             --                        612,198
Undistributed long-term capital gain                 1,932,084                             --                      1,623,194
Post-October losses                                         --                       (620,700)                            --
Post-October currency losses                              (900)                            --                             --
Capital loss carryforward                                   --                       (638,746)                            --
Unrealized appreciation (depreciation)
  of investments and foreign currencies             15,661,063                      6,079,804                      4,941,513
                                                  ------------                    -----------                    -----------
Net assets                                        $273,759,594                    $59,508,360                    $59,925,412
                                                  ============                    ===========                    ===========

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, mark-to-market of forward foreign currency contracts and tax treatment of market discount and premium on debt instruments.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2004 through March 31, 2005 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2005, each Fund recorded the following reclassifications. Reclassifications are primarily due to tax treatment of net operating losses and gain (loss) on foreign currency transactions and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

                                                      Optimum       Optimum       Optimum      Optimum       Optimum      Optimum
                                                   Fixed Income  International   Large Cap    Large Cap     Small Cap    Small Cap
                                                       Fund           Fund      Growth Fund   Value Fund   Growth Fund   Value Fund
                                                   ------------  -------------  -----------   ----------   -----------   ----------
Undistributed (Accumulated) net
  investment income (loss)                            $ 799,285   $(226,024)    $ 744,676      $(2,651)    $ 544,566   $ 224,636
Accumulated realized gain (loss)                       (799,285)    226,024        40,925        2,651         1,525    (224,636)
Paid-in capital                                              --          --      (785,601)          --      (546,091)         --

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards outstanding at March 31, 2005 will expire as follows:

                                                          Optimum Large Cap Growth Fund    Optimum Small Cap Growth Fund
                                                          -----------------------------    -----------------------------
   Year of Expiration 2013                                           $240,163                        $638,746

NOTES                                                         OPTIMUM FUND TRUST
     TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                               Optimum                  Optimum              Optimum Large Cap
                                                          Fixed Income Fund       International Fund           Growth Fund
                                                       ----------------------    ---------------------   ----------------------
                                                          Year        8/1/03*       Year       8/1/03*      Year        8/1/03*
                                                         Ended          to         Ended          to       Ended           to
                                                        3/31/05       3/31/04     3/31/05      3/31/04     3/31/05      3/31/04
Shares sold:
  Class A                                               2,604,696   1,350,930      649,124     388,631    1,811,897     992,873
  Class B                                                 493,163     483,742      155,552     154,454      422,024     379,178
  Class C                                               8,745,628   5,871,982    2,136,364   1,362,378    5,966,892   3,724,731
  Institutional Class                                  15,486,338   2,994,706    3,390,313   1,072,081   14,258,695   2,775,139
                                                       ----------  ----------    ---------   ---------   ----------   ---------
                                                       27,329,825  10,701,360    6,331,353   2,977,544   22,459,508   7,871,921
                                                       ----------  ----------    ---------   ---------   ----------   ---------
Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                                  84,653      10,485        6,568         124           --          --
  Class B                                                  22,307       2,086        2,694          44           --          --
  Class C                                                 282,189      26,727       23,074         448           --          --
  Institutional Class                                     352,862      18,433       17,714         362           --          --
                                                       ----------  ----------    ---------   ---------   ----------   ---------
                                                          742,011      57,731       50,050         978           --          --
                                                       ----------  ----------    ---------   ---------   ----------   ---------
Shares repurchased:
  Class A                                                (292,493)    (18,915)     (69,596)     (5,937)    (167,095)    (16,889)
  Class B                                                 (48,904)     (7,826)     (17,567)     (1,546)     (29,466)     (4,643)
  Class C                                                (807,764)    (42,407)    (171,311)    (12,884)    (428,897)    (35,837)
  Institutional Class                                  (1,098,366)   (530,535)    (510,431)   (202,008)    (804,930)   (527,062)
                                                       ----------  ----------    ---------   ---------   ----------   ---------
                                                       (2,247,527)   (599,683)    (768,905)   (222,375)  (1,430,388)   (584,431)
                                                       ----------  ----------    ---------   ---------   ----------   ---------
Net increase                                           25,824,309  10,159,408    5,612,498   2,756,147   21,029,120   7,287,490
                                                       ==========  ==========    =========   =========   ==========   =========

                                                          Optimum Large Cap        Optimum Small Cap         Optimum Small Cap
                                                              Value Fund              Growth Fund               Value Fund
                                                       ----------------------    ---------------------   ----------------------
                                                          Year        8/1/03*       Year       8/1/03*      Year        8/1/03*
                                                         Ended          to         Ended          to       Ended           to
                                                        3/31/05       3/31/04     3/31/05      3/31/04     3/31/05      3/31/04
Shares sold:
  Class A                                               1,745,346     943,488      369,365     191,434      435,139     196,000
  Class B                                                 402,786     371,334       77,974      71,658       79,351      75,160
  Class C                                               5,763,734   3,664,980    1,116,607     674,849    1,191,177     825,171
  Institutional Class                                  11,651,128   2,342,801    2,602,503     911,226    1,898,666     841,044
                                                       ----------   ---------    ---------   ---------    ---------   ---------
                                                       19,562,994   7,322,603    4,166,449   1,849,167    3,604,333   1,937,375
                                                       ----------   ---------    ---------   ---------    ---------   ---------
Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                                  25,981       1,959           42          --       10,324         586
  Class B                                                   7,883         286           18          --        3,579         201
  Class C                                                  77,527       3,284          154          --       37,840       2,556
  Institutional Class                                     124,785       3,404          226          --       34,839       3,345
                                                       ----------   ---------    ---------   ---------    ---------   ---------
                                                          236,176       8,933          440          --       86,582       6,688
                                                       ----------   ---------    ---------   ---------    ---------   ---------
Shares repurchased:
  Class A                                                (160,453)    (17,978)     (35,344)     (3,646)     (50,198)     (3,616)
  Class B                                                 (29,848)     (3,787)      (5,450)     (1,083)      (6,218)       (699)
  Class C                                                (409,019)    (25,352)     (78,255)     (4,895)    (106,442)     (5,812)
  Institutional Class                                   (673,193)   (520,667)    (814,146)     (6,327)    (616,300)     (5,135)
                                                       ----------   ---------    ---------   ---------    ---------   ---------
                                                       (1,272,513)   (567,784)    (933,195)    (15,951)    (779,158)    (15,262)
                                                       ----------   ---------    ---------   ---------    ---------   ---------
Net increase                                           18,526,657   6,763,752    3,233,694   1,833,216    2,911,757   1,928,801
                                                       ==========   =========    =========   =========    =========   =========

*Date of commencement of operations.

NOTES                                                         OPTIMUM FUND TRUST
     TO FINANCIAL STATEMENTS (CONTINUED)

6. FOREIGN EXCHANGE CONTRACTS
The Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

7. FUTURES CONTRACTS
The Optimum Fixed Income Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker. Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

8. OPTIONS WRITTEN
During the year ended March 31, 2005, The Optimum Fixed Income Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended March 31, 2005 for The Optimum Fixed Income Fund, were as follows:

                                                     Number
                                                 of Contracts      Premiums
                                                 ------------      --------
Options outstanding at March 31, 2004                    --        $     --
Options written                                       9,400          40,468
Options terminated in closing purchase transaction   (9,400)        (40,468)
                                                     ------        --------
Options outstanding at March 31, 2005                    --        $     --
                                                     ======        ========

9. SWAP AGREEMENTS
During the year ended March 31, 2005, the Optimum Fixed Income Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

No total return swap agreements were outstanding at March 31, 2005.

10. CREDIT AND MARKET RISKS
Some countries in which the Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by such Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

The Optimum Fixed Income Fund invests a portion of its assets in high-yield, fixed-income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

NOTES                                                         OPTIMUM FUND TRUST
     TO FINANCIAL STATEMENTS (CONTINUED)

10. CREDIT AND MARKET RISKS (CONTINUED)
The Optimum Fixed Income Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Optimum Fixed Income Fund also invests in taxable municipal bonds.

Each Fund may invest up to 15% of their total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. At March 31, 2005 Rule 144A securities represented approximately 9.85% and 0.87% of total net assets for Optimum Fixed Income Fund and Optimum International Fund, respectively. Rule 144A securities comprising 0.10% of total net assets for Optimum Fixed Income Fund have been determined to be illiquid under the Fund's Liquidity Procedures. While maintaining oversight, the Board of Trustees has delegated to the investment adviser the day-to-day functions of determining whether individual Rule 144A securities are liquid for purposes of a Fund's limitation on investments in illiquid assets. Illiquid securities, if any, have been denoted in the Statement of Net Assets.

The Optimum Small Cap Growth Fund and Optimum Small Cap Value Fund invest a significant portion of their assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

11. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

12. INDUSTRY ALLOCATION
As of March 31, 2005, the Optimum International Fund's investment in equity securities classified by type of business were as follows:

                                                               Percentage
Industry                                                     of net assets
--------                                                     -------------
Automobiles & Components                                        1.54%
Banking & Finance                                              16.82%
Buildings & Materials                                           1.67%
Cable, Media & Publishing                                       3.66%
Commercial Services & Supplies                                  4.27%
Computers & Technology                                          0.71%
Consumer Products                                               1.19%
Electronics & Electrical Equipment                              2.59%
Energy                                                          3.03%
Food, Drug & Staples Retailing                                  9.08%
Food, Beverage & Tobacco                                        3.87%
Healthcare & Pharmaceuticals                                    5.44%
Holding Companies                                               1.22%
Industrial Machinery                                            1.00%
Insurance                                                       4.31%
Leisure, Lodging & Entertainment                                5.13%
Metals & Mining                                                 3.96%
Packaging & Containers                                          0.87%
Paper & Forest Products                                         0.64%
Real Estate                                                     3.54%
Retail                                                          4.61%
Semiconductors                                                  0.81%
Technology Hardware & Equipment                                 1.65%
Telecommunications                                              9.36%
Transportation & Shipping                                       1.88%
Utilities                                                       3.05%
                                                              ------
Total                                                          95.90%
                                                              ======

NOTES                                                         OPTIMUM FUND TRUST
     TO FINANCIAL STATEMENTS (CONTINUED)

13. TAX INFORMATION (UNAUDITED)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended March 31, 2005, each Fund designates distributions paid during the year as follows:

                                       (A)                (B)
                                Long-Term Capital   Ordinary Income          Total                 (C)
                               Gains Distributions   Distributions*      Distributions         Qualifying
                                   (Tax Basis)        (Tax Basis)         (Tax Basis)         Dividends(1)
                               -------------------  ---------------      -------------        ------------
Optimum Fixed Income Fund               2%                 98%                 100%                --
Optimum International Fund              8%                 92%                 100%                --
Optimum Large Cap Value Fund            5%                 95%                 100%               82%
Optimum Small Cap Growth Fund           --                100%                 100%                --
Optimum Small Cap Value Fund           15%                 85%                 100%                --

(A) and (B) are based on a percentage of each Fund's total distributions.

(C) is based on a percentage of each Fund's ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2005 certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Optimum Fixed Income Fund, Optimum International Fund and Optimum Large Cap Value Fund intend to designate up to a maximum amount of $5,308,679, $10,068 and $568,020, respectively to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Optimum Fund Trust

We have audited the accompanying statements of net assets and statements of assets and liabilities of Optimum Fund Trust (comprising, respectively, the Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund, and Optimum Small Cap Value Fund (the "Funds")) as of March 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period August 1, 2003 (commencement of operations) through March 31, 2004. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Optimum Fund Trust at March 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and the period August 1, 2003 (commencement of operations) through March 31, 2004, in conformity with U.S. generally accepted accounting principles.


                                         /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
May 12, 2005

OPTIMUM FUND TRUST
  BOARD OF TRUSTEES AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

                                                                        PRINCIPAL                NUMBER OF               OTHER
     NAME,                  POSITION(S)                               OCCUPATION(S)         PORTFOLIOS IN FUND       DIRECTORSHIPS
   ADDRESS                   HELD WITH          LENGTH OF TIME           DURING              COMPLEX OVERSEEN           HELD BY
   AND AGE                   THE TRUST             SERVED             PAST 5 YEARS             BY TRUSTEE(1)            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   MARK S. CASADY(2)         Trustee             April 21,     President and Chief Executive         6                   None
   2005 Market Street                             2003 to     Officer - LPL Financial Services
    Philadelphia, PA                              present           (2004 - Present)
        19103

        Age 44                                                President and Chief Operating
                                                             Officer - LPL Financial Services
                                                                     (2002 - 2004)

                                                                    Managing Director
                                                                   Scudder Investments
                                                                     (1994-2002)


  JOHN C. E. CAMPBELL(2)  Trustee, President   June 17, 2004       President, Global                 6                   None
   2005 Market Street         and Chief          to present      Institutional Services,
    Philadelphia, PA      Executive Officer                   Delaware Investment Advisers
        19103                                                      (2003 - Present)

        Age 59                                                 Executive Vice President(1)
                                                            Global Marketing & Client Serivces
                                                               Delaware Management Company
                                                                   (1992 - Present)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
   NICHOLAS D. CONSTAN       Trustee           July 17, 2003       Adjunct Professor -               6                   None
   2005 Market Street                            to present    University of Pennsylvania
    Philadelphia, PA                                                 (1972 - Present)
        19103

        Age 66

   WILLIAM W. HENNIG         Trustee           July 17, 2003          Private Investor               6                   None
   2005 Market Street                            to present
    Philadelphia, PA
        19103

        Age 74

   DURANT ADAMS HUNTER       Trustee           July 17, 2003      Principal-Ridgeway Partners        6                   None
   2005 Market Street                            to present          (Executive Recruiting)
    Philadelphia, PA                                                    (2004 - Present)
        19103
                                                                  Chief Executive Officer and
        Age 56                                                       Executive Recruiter -
                                                                      Whitehead MANN Inc.
                                                                    (Executive Recruiting)
                                                                        (1992 - 2003)

                                                                       PRINCIPAL                 NUMBER OF             OTHER
     NAME,                  POSITION(S)                               OCCUPATION(S)         PORTFOLIOS IN FUND     DIRECTORSHIPS
   ADDRESS                   HELD WITH          LENGTH OF TIME           DURING              COMPLEX OVERSEEN         HELD BY
   AND AGE                   THE TRUST             SERVED             PAST 5 YEARS             BY TRUSTEE(1)          TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)

   KENNETH R. LEIBLER        Trustee           July 17, 2003            Chairman -                   6                   None
   2005 Market Street                            to present       Boston Options Exchange
    Philadelphia, PA                                                 (2005 - Present)
        19103
                                                                Chairman and Chief Executive
        Age 56                                                Officer - Boston Stock Exchange
                                                                     (2001 - 2004)

                                                               President and Chief Executive
                                                           Officer - Liberty Financial Companies
                                                                  (Financial Services)
                                                                     (1995 - 2000)

   STEPHEN PAUL MULLIN       Trustee           July 17, 2003   President - Econsult Corporation      6                   None
   2005 Market Street                           to present          (Economic Consulting)
    Philadelphia, PA                                                  (2000 - Present)
        19103

        Age 49

    ROBERT A. RUDELL         Trustee           July 17, 2003           Private Investor              6                 Director -
   2005 Market Street                            to present            (2002 - Present)                           Medtox Scientific,
    Philadelphia, PA                                                                                             Inc. (Clinical Lab)
        19103                                                                                                     (2002 - Present)
                                                                  Chief Operating Officer - ZSI
        Age 56                                                        (Asset Management)                            Director -
                                                                        (1998 - 2002)                          Heartland Group, Inc.
                                                                                                                  Famliy of Funds
                                                                                                                  (3 mutual funds)
                                                                                                                  (2005 - Present)

 JON EDWARD SOCOLOFSKY       Trustee           July 17, 2003            Private Investor             6                   None
   2005 Market Street                                                   (2002 - Present)
    Philadelphia, PA
        19103                                                        Senior Vice President -
                                                                      The Northern Trust
        Age 59                                                           (Trust Bank)
                                                                         (1970 - 2001)

                                                                       PRINCIPAL                 NUMBER OF             OTHER
     NAME,                  POSITION(S)                               OCCUPATION(S)         PORTFOLIOS IN FUND     DIRECTORSHIPS
   ADDRESS                   HELD WITH          LENGTH OF TIME           DURING              COMPLEX OVERSEEN         HELD BY
   AND AGE                   THE TRUST             SERVED             PAST 5 YEARS             BY OFFICER(1)          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

   JOSEPH H. HASTINGS          Senior          July 17, 2003    Mr. Hastings has served in           6                   None
   2005 Market Street      Vice President        to Present    various executive capacities
    Philadelphia, PA            and                               at different times at
       19103               Chief Financial                         Delaware Investments.
                               Officer

        Age 55

   RICHELLE S. MAESTRO       Senior Vice       July 17, 2003      Ms. Maestro has served in           6                  None
   2005 Market Street      President, Chief      to Present     various executive capacities
    Philadelphia, PA         Legal Officer                         at different times at
        19103               and Secretary                           Delaware Investments.

        Age 47

   MICHAEL P. BISHOF         Senior Vice       July 17, 2003       Mr. Bishof has served in          6                   None
   2005 Market Street       President and        to Present      various executive capacities
    Philadelphia, PA         Treasurer                              at different times at
        19103                                                       Delaware Investments.

        Age 42

(1) The term "Fund Complex" refers to the Funds in the Optimum Fund Trust. Mr. Bishof and Ms. Maestro also serve in similar capacities for the Delaware Investments Family of Funds, a fund complex also managed and distributed by Delaware Investments with 98 funds.

(2) "Interested persons" of the Funds by virtue of their executive and management positions or relationships with the Fund's service providers or sub-service providers. Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust's manager, principal underwriter and service agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                                   AFFILIATED OFFICERS                     CONTACT INFORMATION
MARK S. CASADY                                      JOSEPH H. HASTINGS                      INVESTMENT MANAGER
President and Chief Executive Officer               Senior Vice President and               Delaware Management Company
LPL Financial Services                              Chief Financial Officer                 Philadelphia, PA
                                                    Optimum Fund Trust
JOHN C. E. CAMPBELL                                 Philadelphia, PA                        NATIONAL DISTRIBUTOR
Executive Vice President                                                                    Delaware Distributors, L.P.
Delaware Investments                                RICHELLE S. MAESTRO                     Philadelphia, PA
                                                    Senior Vice President,
NICHOLAS D. CONSTAN                                 Chief Legal Officer and Secretary       SHAREHOLDER SERVICING, DIVIDEND
Adjunct Professor - University of Pennsylvania      Optimum Fund Trust                      DISBURSING AND TRANSFER AGENT
                                                    Philadelphia, PA                        Delaware Service Company, Inc.
WILLIAM W. HENNIG                                                                           2005 Market Street
Private Investor                                    MICHAEL P. BISHOF                       Philadelphia, PA 19103-7094
                                                    Senior Vice President and Treasurer
DURANT ADAMS HUNTER                                 Optimum Fund Trust                      FOR SHAREHOLDERS
Principal - Ridgeway Partners                       Philadelphia, PA                        800 914-0278

KENNETH R. LEIBLER                                                                          FOR SECURITIES DEALERS AND FINANCIAL
Chairman                                                                                    INSTITUTIONS REPRESENTATIVES ONLY
Boston Options Exchange                                                                     800 362-7500

STEPHEN PAUL MULLIN                                                                         WEB SITE
President - Econsult Corporation                                                            www.optimummutualfunds.com

ROBERT A. RUDELL
Private Investor

JON EDWARD SOCOLOFSKY
Private Investor

--------------------------------------------------------------------------------
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 914-0278; (ii) on the Fund's Web site at http:// www.optimummutualfunds.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.optimummutualfunds.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

(9358)                                                        Printed in the USA
AR-901 [3/05] IVES 5/05                                                   J10143

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on its internet website at www.optimummutualfunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees has determined that two of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Jon E. Socolofsky
         Robert A. Rudell

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $102,100 for the fiscal year ended March 31, 2005.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $93,500 for the fiscal year ended March 31, 2004.

         (b) Audit-related fees.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the registrant were $12,600 for the Registrant's fiscal year ended March 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: preparation of report concerning transfer agents' system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2004.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the registrant were $12,100 for the registrant's fiscal year ended March 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: preparation of report concerning transfer agents' system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

         (c) Tax fees.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $12,500 for the fiscal year ended March 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the registrant's fiscal year ended March 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $12,000 for the fiscal year ended March 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended March 31, 2004.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended March 31, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended March 31, 2005.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended March 31, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended March 31, 2004.

         (e) The registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the Registrant and to its investment adviser(s) and other service providers under common control with the adviser(s) were $239,134 and $229,555 for the registrant's fiscal years ended March 31, 2005 and March 31, 2004, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         Not applicable.

Item 11. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)      (1) Code of Ethics

         Not applicable.

         (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

         (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

                  Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


NAME OF REGISTRANT:  OPTIMUM FUND TRUST

JOHN C.E. CAMPBELL
------------------
By:      John C.E. Campbell
         -----------------------
Title:   Chief Executive Officer
Date:    June 8, 2005
         -----------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


JOHN C.E. CAMPBELL
--------------------------------
By:      John C.E. Campbell
         -----------------------
Title:   Chief Executive Officer
Date:    June 8, 2005
         -----------------------


JOSEPH H. HASTINGS
--------------------------------
By:      Joseph H. Hastings
         -----------------------
Title:   Chief Financial Officer
Date:    June 8, 2005
         -----------------------